UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07123

BNY Mellon Advantage Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/22

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Dynamic Total Return Fund

BNY Mellon Global Dynamic Bond Income Fund

BNY Mellon Global Real Return Fund

BNY Mellon Sustainable Balanced Fund

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Dynamic Total Return Fund

ANNUAL REPORT October 31, 2022

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2021, through October 31, 2022, as provided by portfolio managers James Stavena, Torrey Zaches, Roberto Croce and Dimitri Curtil of Newton Investment Management North America LLC, sub-adviser.

Market and Fund Performance Overview

For the 12-month period from November 1, 2021 to October 31, 2022, the BNY Mellon Dynamic Total Return Fund’s (the “fund”) Class A shares produced a total return of −10.75%, Class C shares returned −11.44%, Class I shares returned −10.53%, and Class Y shares returned −10.54%.1 In comparison, the FTSE Three-Month U.S. Treasury Bill Index, the MSCI World Index, FTSE World Government Bond Index, and an index comprised of 60% MSCI World Index and 40% FTSE World Government Bond Index (the “Hybrid Index”) returned .88%, -18.48%, -22.23%, and -19.78%, respectively.2,3,4,5

The fund delivered a negative total return over the reporting period but outperformed the Hybrid Index. High inflation, slowing economic growth, the war in Ukraine, and a continuation of disruptions from the ongoing COVID-19 pandemic all contributed to a broad sell-off in risky assets.

The Fund’s Investment Approach

The fund seeks total return. To pursue its goal, the fund normally invests in instruments that provide investment exposure to global equity, bond, currency and commodity markets, and in fixed-income securities. The fund may invest in instruments that provide economic exposure to developed and, to a limited extent, emerging market issuers.

The fund will seek to achieve investment exposure primarily through long and short positions in futures, options, forward contracts, swap agreements, or exchange-traded funds (ETFs), and normally will use economic leverage as part of its investment strategy. The fund also may invest in fixed-income securities, such as bonds, notes (including structured notes) and money market instruments including foreign government obligations and securities of supranational entities, to provide exposure to bond markets and for liquidity and income, as well as hold cash.

The fund’s portfolio managers apply a systematic investment approach designed to identify and exploit relative misvaluations across and within global capital markets. The portfolio managers update, monitor and follow buy or sell recommendations using proprietary investment models of the fund’s sub-adviser. Among equity markets, the portfolio managers employ a bottom-up valuation approach using proprietary models to derive market-level expected returns. For bond markets, the portfolio managers use proprietary models to identify temporary mispricing among global bond markets. For currency markets, the portfolio managers evaluate currencies on a relative valuation basis and overweight exposure to currencies that are undervalued. For commodities, the portfolio managers seek to identify opportunities in commodity markets by measuring and evaluating inventory and term structure, hedging and speculative activity, as well as momentum.

Bonds React to Higher Rates to Deliver Negative Returns

Investors were subjected to a challenging investment backdrop during the period due to the emergence and persistence of high inflation, slowing economic growth, the war in Ukraine,

2

and a continuation of disruptions from the ongoing COVID-19 pandemic, all of which likely contributed to a broad sell-off in risky assets. For the 12-month period ending October 31, 2022, the MSCI World Index returned -18.5%, FTSE World Government Bond Index -22.2%, and Bloomberg Commodity Index -9.8%. Cash outperformed risky assets over the period, with the FTSE Three-Month U.S. Treasury Bill Index returning .9%.

Inflation in the U.S.—as measured by the U.S. Consumer Price Index (CPI)—was above 6.0% year-over-year for the entire reporting period, peaking at 9.1% in June. To combat high inflation, central banks turned decidedly hawkish. The Federal Reserve (the “Fed”) began reversing quantitative easing measures and tightening its target policy rate. Since the beginning of 2022, the Fed increased its target federal rate on five occasions by a total of 300 basis points. This spurred a meaningful and prolonged sell-off in bonds. U.S. 10-year Treasury yields rose from 1.5% to 4.0%, and U.S. 30-year Treasury yields rose from 1.9% to 4.2% during the reporting period.

Equity fundamentals were stronger than the nearly 20% sell-off in the MSCI World Index would imply. Over the reporting period, earnings growth was 6.6% for the S&P 500® Index and 9.8% for the MSCI World Index. The sell-off in stocks was largely driven by worsening consumer sentiment, rising interest rates and growing concerns around an economic “hard landing” scenario emerging from much stricter monetary policy.

Opportunistic Strategies and Real Assets Added to Relative Performance

The fund pursues diversified long-term exposures to global risk premia to maximize risk-adjusted total return. Exposures span four broad categories: growth, defensive, real assets and opportunistic strategies.

Exposures to opportunistic strategies and real assets were the primary positive contributors to performance. Opportunistic strategies, including active currency and active volatility, were the main drivers of relative returns. The fund’s position in real assets helped hedge against inflation, enhancing performance. In the fixed-income arena, relative value positions were also beneficial.

On a less positive note, exposures to the growth and defensive strategies detracted from performance. In the growth category, long exposure to global equities, which varied between approximately 32% and 72% during the period, hampered performance as the MSCI World Index declined -18.5%. Relative-value decisions within growth assets also slightly detracted from performance. Long exposure to global bonds, which varied between 31% and 63% during the reporting period, was also detrimental as the FTSE World Government Bond Index fell 22%.

Anticipating Slow Growth and Continued High Inflation

Newton Multi-Asset Solutions team expects below-average growth, higher-than-average inflation and flat corporate earnings growth in the U.S. over the next 12 months. While a soft economic landing is possible, our confidence in such an outcome has declined as of late. Our estimate of U.S. GDP growth has declined (but is still positive), while inflation has not shown meaningful signs yet of rolling over. While CPI and Core CPI may have peaked, median CPI remains on an unbroken upward trajectory and has surpassed Core CPI. Accordingly, we expect the Fed to continue its tightening campaign even if it comes at the

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

expense of economic activity and growth. At the same time, analyst consensus earnings estimates still seem too rosy given the level of uncertainty in the economic outlook.

At the end of the reporting period, the fund’s allocation to stocks was 40.5%, 36.5% to bonds, and 9.9% to commodities. Within growth assets, the UK continues to be the largest long allocation. The fund eliminated its exposure to emerging markets while taking on a small position in high yield bonds. Within bonds/defensive assets, U.S. Treasury bonds continue to be the largest weight in the portfolio. The largest short positions remain in Canadian government bonds and UK gilts. The fund continues to hold exposure to real assets given the persistently high inflationary environment. Within opportunistic strategies, the U.S. dollar continues to be the largest long position, while the euro is the largest short position.

We believe the fund will continue to play an important role in investor portfolios, as a core allocation that is flexible, diverse and able to access additional liquid strategies and asset classes. As both equities and bonds continue to experience challenges, we believe the fund’s expanded toolkit will continue to serve investors well.

November 15, 2022

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Past performance is no guarantee of future results. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser pursuant to an agreement in effect through March 1, 2023, at which time it may be extended, terminated, or modified.

The fund’s investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed, for so long as the fund invests in the subsidiary, to waive the management fee it receives from the fund in the amount equal to the management fee paid to BNY Mellon Investment Adviser, Inc., by the subsidiary.

2  Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in any index.

3  Source: Lipper Inc. — The FTSE Three-Month U.S. Treasury Bill Index consists of the last three-month Treasury bill month-end rates. The FTSE Three-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

4  Source: Lipper Inc. — The FTSE World Government Bond Index (the “WGB Index”) measures the performance of fixed-rate, local-currency, investment-grade sovereign bonds. The WGB Index is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGB Index provides a broad benchmark for the global sovereign, fixed-income market. Investors cannot invest directly in any index.

5  Source: FactSet —The Hybrid Index is an unmanaged hybrid index composed of 60% MSCI World Index and 40% WGB Index. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity, call, sector, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging-market countries.

Commodities contain heightened risk including market, political, regulatory, and natural conditions, and may not be appropriate for all investors. Derivatives and commodity-linked derivatives involve risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

High yield bonds involve increased credit and liquidity risk than higher rated bonds and are considered speculative in terms of the issuer’s ability to pay interest and repay principal on a timely basis.

Short sales involve selling a security the portfolio does not own in anticipation that the security’s price will decline. Short sales may involve risk and leverage, and expose the portfolio to the risk that it will be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Dynamic Total Return Fund with a hypothetical investment of $10,000 in the MSCI World Index, FTSE Three-Month U.S. Treasury Bill Index, FTSE World Government Bond Index (the “WGB Index”) and an index comprised of 60% MSCI World Index and 40% the WGB Index (the “Hybrid Index”).

† Source: FactSet

†† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Dynamic Total Return Fund on 10/31/12 to a hypothetical investment of $10,000 made on that date in each of the following: MSCI World Index, FTSE Three-Month U.S. Treasury Bill Index, the WGB Index and the Hybrid Index. Returns assume all dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. The FTSE Three-Month U.S. Treasury Bill Index consists of the last three-month Treasury bill month-end rates. The FTSE Three-Month U.S. Treasury Bill Index measures returns equivalent of yield averages. The instruments are not marked to market. The WGB Index measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. The WGB Index is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGB Index provides a broad benchmark for the global sovereign fixed income market. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Dynamic Total Return Fund with a hypothetical investment of $1,000,000 in the MSCI World Index, FTSE Three-Month U.S. Treasury Bill Index, FTSE World Government Bond Index (the “WGB Index”) and an index comprised of 60% MSCI World Index and 40% the WGB Index (the “Hybrid Index”).

† Source: FactSet

†† Source: Lipper Inc.

††† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon Dynamic Total Return Fund on 10/31/12 to a hypothetical investment of $1,000,000 made on that date in each of the following: MSCI World Index, FTSE Three-Month U.S. Treasury Bill Index, the WGB Index and the Hybrid Index. Returns assume all dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. The FTSE Three-Month U.S. Treasury Bill Index consists of the last three-month Treasury bill month-end rates. The FTSE Three-Month U.S. Treasury Bill Index measures returns equivalent of yield averages. The instruments are not marked to market. The WGB Index measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. The WGB Index is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGB Index provides a broad benchmark for the global sovereign fixed income market. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

7

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 10/31/2022
	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	5/2/06	-15.89%	-.07%	2.90%
without sales charge	5/2/06	-10.75%	1.12%	3.51%
Class C shares
with applicable redemption charge †	5/2/06	-12.18%	.36%	2.73%
without redemption	5/2/06	-11.44%	.36%	2.73%
Class I shares	5/2/06	-10.53%	1.36%	3.77%
Class Y shares	7/1/13	-10.54%	1.39%	3.91%††
MSCI World Index		-18.48%	6.37%	8.94%
FTSE Three-Month U.S. Treasury Bill Index		.88%	1.16%	.68%
FTSE World Government Bond Index		-22.23%	-3.07%	-1.75%
Hybrid Index		-19.78%	2.83%	4.77%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (inception date for Class Y shares), not reflecting the applicable sales charges for class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

8

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Dynamic Total Return Fund from May 1, 2022 to October 31, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.96	$10.66	$5.72	$5.72
Ending value (after expenses)	$971.30	$967.40	$972.30	$972.90

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.12	$10.92	$5.85	$5.85
Ending value (after expenses)	$1,018.15	$1,014.37	$1,019.41	$1,019.41
†

Expenses are equal to the fund’s annualized expense ratio of 1.40% for Class A, 2.15% for Class C, 1.15% for Class I and 1.15% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

9

CONSOLIDATED STATEMENT OF INVESTMENTS

October 31, 2022

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Options Purchased - 1.0%
Call Options - 1.0%
Standard & Poor's 500 E-mini December Future, Contracts 154	3,890	12/16/2022	29,953,000		1,014,475
Standard & Poor's 500 E-mini December Future, Contracts 120	4,150	12/16/2022	24,900,000		216,000
Standard & Poor's 500 E-mini January Future, Contracts 77	4,150	1/20/2023	15,977,500		283,938
Total Options Purchased (cost $1,099,949)			1,514,413
	Annualized Yield (%)
Short-Term Investments - 81.7%
U.S. Government Securities
U.S. Treasury Bills	9.71	12/15/2022	9,415,000	[a]	9,374,811
U.S. Treasury Bills	8.01	11/17/2022	41,741,400	[a]	41,688,719
U.S. Treasury Bills	4.26	12/1/2022	78,579,000	[a]	78,353,903
Total Short-Term Investments (cost $129,558,794)			129,417,433
	1-Day Yield (%)		Shares
Investment Companies - 13.9%
Registered Investment Companies - 13.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $21,984,479)	3.23		21,984,479	[b]	21,984,479
Total Investments (cost $152,643,222)			96.6%	152,916,325
Cash and Receivables (Net)			3.4%	5,412,731
Net Assets			100.0%	158,329,056

a Security is a discount security. Income is recognized through the accretion of discount.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Government	81.7
Investment Companies	13.9
Options Purchased	1.0
96.6

† Based on net assets.

See notes to consolidated financial statements.

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Affiliated Issuers
Description	Value ($) 10/31/2021	Purchases ($)†	Sales ($)	Value ($) 10/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - 13.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 13.9%	39,021,299	316,914,038	(333,950,858)	21,984,479	274,175

† Includes reinvested dividends/distributions.

See notes to financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Australian 10 Year Bond	207	12/15/2022	15,603,878[a]	15,687,862	83,984
Brent Crude	12	2/28/2023	1,017,803[b]	1,057,560	39,757
CAC 40 10 Euro	309	11/18/2022	18,682,641[a]	19,142,071	459,430
Coffee "C"	6	3/21/2023	467,891[b]	391,613	(76,278)
Copper	12	12/28/2022	1,058,286[b]	1,012,500	(45,786)
Corn No.2 Yellow	27	3/14/2023	928,217[b]	940,613	12,396
Cotton No.2	10	3/9/2023	435,384[b]	358,200	(77,184)
Crude Oil	14	2/21/2023	1,193,546[b]	1,160,320	(33,226)
Crude Soybean Oil	25	3/14/2023	964,807[b]	1,021,950	57,143
DAX	5	12/16/2022	1,546,621[a]	1,641,607	94,986
E-mini Russell 2000	76	12/16/2022	7,269,732	7,041,400	(228,332)
Euro-Bond	94	12/8/2022	12,808,052[a]	12,860,453	52,401
FTSE 100	445	12/16/2022	37,521,347[a]	36,271,420	(1,249,927)
FTSE/MIB Index	25	12/16/2022	2,650,546[a]	2,784,765	134,219
Gasoline	14	2/28/2023	1,398,678[b]	1,437,190	38,512
Gold 100 oz	6	12/28/2022	1,039,375[b]	984,420	(54,955)
Hang Seng	101	11/29/2022	9,739,179[a]	9,416,579	(322,600)
Hard Red Winter Wheat	7	3/14/2023	343,797[b]	340,988	(2,809)
IBEX 35 Index	12	11/18/2022	901,831[a]	942,791	40,960
Japanese 10 Year Bond	24	12/13/2022	23,951,048[a]	24,012,105	61,057
Japanese 10 Year Mini Bond	5	12/12/2022	498,810[a]	499,781	971
Lean Hog	13	2/14/2023	478,059[b]	459,940	(18,119)

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CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long(continued)
Live Cattle	13	2/28/2023	788,508[b]	810,290	21,782
LME Primary Aluminum	12	12/21/2022	737,111[b]	667,800	(69,311)
LME Primary Aluminum	9	3/15/2023	529,191[b]	502,144	(27,047)
LME Primary Nickel	4	12/21/2022	521,100[b]	522,048	948
LME Primary Nickel	3	3/15/2023	410,859[b]	394,002	(16,857)
LME Refined Pig Lead	2	12/21/2022	98,394[b]	98,729	335
LME Refined Pig Lead	1	3/15/2023	51,647[b]	49,277	(2,370)
LME Zinc	7	12/21/2022	558,296[b]	475,125	(83,171)
LME Zinc	6	3/15/2023	462,918[b]	402,000	(60,918)
Low Sulphur Gas oil	10	3/10/2023	934,170[b]	930,250	(3,920)
Natural Gas	30	2/24/2023	1,743,951[b]	1,715,100	(28,851)
NY Harbor ULSD	9	2/28/2023	1,228,820[b]	1,233,679	4,859
Platinum	13	1/27/2023	575,547[b]	604,565	29,018
S&P/Toronto Stock Exchange 60 Index	6	12/15/2022	1,039,149[a]	1,037,266	(1,883)
Silver	5	12/28/2022	511,694[b]	477,975	(33,719)
Soybean Meal	58	3/14/2023	2,276,972[b]	2,373,940	96,968
Sugar No.11	43	2/28/2023	880,913[b]	865,435	(15,478)
U.S. Treasury 10 Year Notes	114	12/20/2022	12,547,777	12,607,688	59,911
U.S. Treasury Long Bond	95	12/20/2022	11,629,438	11,447,500	(181,938)
Futures Short
Amsterdam Exchange Index	23	11/18/2022	2,937,770[a]	3,040,741	(102,971)
ASX SPI 200	15	12/15/2022	1,641,719[a]	1,644,540	(2,821)
Canadian 10 Year Bond	197	12/19/2022	17,884,229[a]	17,790,516	93,713
Chicago SRW Wheat	7	3/14/2023	312,829[b]	314,738	(1,909)
Cocoa	12	3/16/2023	280,840[b]	281,160	(320)
LME Primary Aluminum	12	12/21/2022	693,305[b]	667,800	25,505
LME Primary Aluminum	3	3/15/2023	166,156[b]	167,381	(1,225)
LME Primary Nickel	4	12/21/2022	537,618[b]	522,048	15,570
LME Refined Pig Lead	2	12/21/2022	101,438[b]	98,729	2,709
LME Zinc	7	12/21/2022	559,448[b]	475,125	84,323
Long Gilt	65	12/28/2022	7,396,391[a]	7,612,974	(216,583)
Soybean	1	3/14/2023	70,432[b]	71,375	(943)
Standard & Poor's 500 E-mini	48	12/16/2022	8,882,404	9,319,200	(436,796)

12

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Short(continued)
Swiss Market Index	150	12/16/2022	15,585,299[a]	16,206,621	(621,322)
Topix	65	12/8/2022	8,252,066[a]	8,419,247	(167,181)
Gross Unrealized Appreciation				1,511,457
Gross Unrealized Depreciation				(4,186,750)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

b These securities are wholly-owned by the Subsidiary referenced in Note 1.

See notes to consolidated financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Bank of Montreal
Australian Dollar	10,434,126	United States Dollar	7,128,741	12/21/2022	(443,242)
Japanese Yen	1,293,196,015	United States Dollar	9,042,623	12/21/2022	(286,876)
United States Dollar	1,807,441	Swedish Krona	19,073,915	12/21/2022	72,210
Citigroup Global Markets Inc.
Japanese Yen	241,106,000	United States Dollar	1,700,769	12/21/2022	(68,330)
Swedish Krona	7,224,000	United States Dollar	647,083	12/21/2022	10,113
New Zealand Dollar	542,000	United States Dollar	301,522	12/21/2022	13,847
Euro	2,904,000	United States Dollar	2,915,746	12/21/2022	(33,344)
Canadian Dollar	1,780,000	United States Dollar	1,316,030	12/21/2022	(8,651)
United States Dollar	4,643,587	Canadian Dollar	6,070,013	12/21/2022	185,270
Swiss Franc	301,000	United States Dollar	315,017	12/21/2022	(12,500)
British Pound	618,000	United States Dollar	713,945	12/21/2022	(3,922)
Danish Krone	1,164,000	United States Dollar	157,191	12/21/2022	(1,983)
Australian Dollar	488,000	United States Dollar	329,339	12/21/2022	(16,661)
United States Dollar	1,438,033	Australian Dollar	2,281,000	12/21/2022	(23,481)
Goldman Sachs & Co. LLC
New Zealand Dollar	1,939,000	United States Dollar	1,110,332	12/21/2022	17,899

13

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Goldman Sachs & Co. LLC(continued)
United States Dollar	1,146,396	New Zealand Dollar	2,009,000	12/21/2022	(22,565)
United States Dollar	1,704,091	Norwegian Krone	18,077,000	12/21/2022	(37,884)
United States Dollar	4,252,213	Swiss Franc	4,197,000	12/21/2022	34,066
British Pound	11,521,000	United States Dollar	12,514,547	12/21/2022	721,975
Canadian Dollar	481,000	United States Dollar	350,633	12/21/2022	2,653
United States Dollar	2,936,192	Canadian Dollar	4,009,000	12/21/2022	(8,348)
Japanese Yen	432,481,000	United States Dollar	2,923,650	12/21/2022	4,517
United States Dollar	338,519	Japanese Yen	48,442,000	12/21/2022	10,536
United States Dollar	4,470,318	Australian Dollar	6,922,000	12/21/2022	35,157
Swedish Krona	9,526,000	United States Dollar	852,867	12/21/2022	13,751
United States Dollar	1,131,442	Swedish Krona	12,744,000	12/21/2022	(27,931)
HSBC Securities (USA) Inc.
Norwegian Krone	84,866,218	United States Dollar	8,333,330	12/21/2022	(155,267)
Japanese Yen	63,189,000	United States Dollar	446,177	12/21/2022	(18,348)
United States Dollar	1,641,216	Japanese Yen	237,308,000	12/21/2022	34,492
British Pound	1,610,000	United States Dollar	1,800,270	12/21/2022	49,465
United States Dollar	1,219,239	British Pound	1,064,000	12/21/2022	(3,195)
United States Dollar	4,090,721	Swedish Krona	45,546,000	12/21/2022	(52,781)
Swiss Franc	870,000	United States Dollar	872,964	12/21/2022	1,420
United States Dollar	2,981,943	Swiss Franc	2,902,000	12/21/2022	65,321
Canadian Dollar	311,000	United States Dollar	225,815	12/21/2022	2,609
United States Dollar	1,211,040	Canadian Dollar	1,650,000	12/21/2022	(856)
Euro	1,300,000	United States Dollar	1,282,776	12/21/2022	7,556
Australian Dollar	1,613,000	United States Dollar	1,045,622	12/21/2022	(12,118)

14

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
HSBC Securities (USA) Inc.(continued)
United States Dollar	5,481,026	Australian Dollar	8,664,000	12/21/2022	(70,293)
New Zealand Dollar	3,507,000	United States Dollar	1,995,901	12/21/2022	44,689
Morgan Stanley & Co. LLC
New Zealand Dollar	9,688,817	United States Dollar	5,844,246	12/21/2022	(206,691)
Swiss Franc	554,000	United States Dollar	563,758	12/21/2022	(6,967)
United States Dollar	1,126,790	Australian Dollar	1,749,000	12/21/2022	6,146
Euro	639,000	United States Dollar	631,715	12/21/2022	2,533
British Pound	2,074,000	United States Dollar	2,345,829	12/21/2022	36,998
United States Dollar	16,051,802	British Pound	13,851,349	12/21/2022	137,933
Canadian Dollar	829,000	United States Dollar	604,338	12/21/2022	4,548
United States Dollar	2,156,937	Japanese Yen	319,656,000	12/21/2022	(7,334)
RBC Capital Markets, LLC
Swiss Franc	10,247,059	United States Dollar	10,725,615	12/21/2022	(426,925)
Standard Chartered Securities
United States Dollar	29,137,022	Euro	28,795,365	12/21/2022	555,815
Gross Unrealized Appreciation					2,071,519
Gross Unrealized Depreciation					(1,956,493)

See notes to consolidated financial statements.

15

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

October 31, 2022

	Cost	Value
Assets ($):
Investments in securities—See Consolidated Statement of Investments
Unaffiliated issuers	130,658,743	130,931,846
Affiliated issuers	21,984,479	21,984,479
Cash		2,055,833
Cash denominated in foreign currency	398,635	394,638
Cash collateral held by broker—Note 4		3,084,523
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		2,071,519
Receivable for investment securities sold		283,748
Receivable for shares of Common Stock subscribed		129,650
Dividends receivable		57,909
Prepaid expenses		40,862
		161,035,007
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		148,171
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		1,956,493
Payable for shares of Common Stock redeemed		319,651
Payable for futures variation margin—Note 4		118,844
Directors’ fees and expenses payable		16,950
Other accrued expenses		145,842
		2,705,951
Net Assets ($)		158,329,056
Composition of Net Assets ($):
Paid-in capital		200,038,437
Total distributable earnings (loss)		(41,709,381)
Net Assets ($)		158,329,056

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	30,234,057	7,899,040	91,927,633	28,268,326
Shares Outstanding	2,235,031	648,524	6,556,784	2,020,815
Net Asset Value Per Share ($)	13.53	12.18	14.02	13.99

See notes to consolidated financial statements.

16

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended October 31, 2022

Investment Income ($):
Income:
Interest	1,182,795
Dividends from affiliated issuers	274,175
Total Income	1,456,970
Expenses:
Management fee—Note 3(a)	2,503,369
Shareholder servicing costs—Note 3(c)	273,318
Subsidiary management fees—Note 3(a)	265,640
Professional fees	148,382
Distribution fees—Note 3(b)	85,615
Registration fees	68,156
Directors’ fees and expenses—Note 3(d)	28,900
Prospectus and shareholders’ reports	22,654
Chief Compliance Officer fees—Note 3(c)	17,405
Custodian fees—Note 3(c)	5,162
Loan commitment fees—Note 2	3,678
Miscellaneous	33,146
Total Expenses	3,455,425
Less—reduction in expenses due to undertaking—Note 3(a)	(634,241)
Less—reduction in fees due to earnings credits—Note 3(c)	(261)
Net Expenses	2,820,923
Net Investment (Loss)	(1,363,953)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(123,232)
Net realized gain (loss) on futures	(25,417,152)
Net realized gain (loss) on options transactions	(767,697)
Net realized gain (loss) on forward foreign currency exchange contracts	2,056,098
Net Realized Gain (Loss)	(24,251,983)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(134,097)
Net change in unrealized appreciation (depreciation) on futures	(2,892,982)
Net change in unrealized appreciation (depreciation) on options transactions	952,497
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	656,932
Net Change in Unrealized Appreciation (Depreciation)	(1,417,650)
Net Realized and Unrealized Gain (Loss) on Investments	(25,669,633)
Net (Decrease) in Net Assets Resulting from Operations	(27,033,586)

See notes to consolidated financial statements.

17

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2022	2021
Operations ($):
Net investment (loss)	(1,363,953)	(3,538,678)
Net realized gain (loss) on investments	(24,251,983)	48,779,603
Net change in unrealized appreciation (depreciation) on investments	(1,417,650)	6,080,913
Net Increase (Decrease) in Net Assets Resulting from Operations	(27,033,586)	51,321,838
Distributions ($):
Distributions to shareholders:
Class A	(6,080,213)	-
Class C	(2,393,723)	-
Class I	(21,247,593)	-
Class Y	(15,888,539)	-
Total Distributions	(45,610,068)	-
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	8,873,859	5,745,871
Class C	188,357	266,084
Class I	31,639,933	34,565,477
Class Y	770,180	5,109,784
Distributions reinvested:
Class A	4,789,734	-
Class C	2,362,765	-
Class I	17,048,947	-
Class Y	8,564,294	-
Cost of shares redeemed:
Class A	(11,798,075)	(7,102,212)
Class C	(7,225,560)	(8,965,935)
Class I	(63,286,554)	(83,483,341)
Class Y	(78,878,396)	(145,730,889)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(86,950,516)	(199,595,161)
Total Increase (Decrease) in Net Assets	(159,594,170)	(148,273,323)
Net Assets ($):
Beginning of Period	317,923,226	466,196,549
End of Period	158,329,056	317,923,226

18

	Year Ended October 31,
	2022	2021
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	593,238	334,928
Shares issued for distributions reinvested	317,411	-
Shares redeemed	(808,361)	(418,968)
Net Increase (Decrease) in Shares Outstanding	102,288	(84,040)
Class Ca
Shares sold	14,643	16,641
Shares issued for distributions reinvested	172,717	-
Shares redeemed	(528,548)	(568,980)
Net Increase (Decrease) in Shares Outstanding	(341,188)	(552,339)
Class Ib
Shares sold	2,078,847	1,965,293
Shares issued for distributions reinvested	1,092,181	-
Shares redeemed	(4,241,028)	(4,761,687)
Net Increase (Decrease) in Shares Outstanding	(1,070,000)	(2,796,394)
Class Yb
Shares sold	44,781	292,371
Shares issued for distributions reinvested	550,051	-
Shares redeemed	(5,159,107)	(8,443,227)
Net Increase (Decrease) in Shares Outstanding	(4,564,275)	(8,150,856)

[a]	During the period ended October 31, 2021, 31 Class C shares representing $482 were automatically converted to 29 Class A shares.
[b]

During the period ended Octoberl 31, 2022, 39,868 Class Y shares representing $617,930 were exchanged for 39,787 Class I share and 3 Class I shares representing $45 were exchanged for 3 Class A share. During the period ended October 31, 2021, 180,047 Class Y shares representing $3,164,338 were exchanged for 179,705 Class I share and 396 Class Y shares representing $6,706 were exchanged for 406 Class A share.

See notes to consolidated financial statements.

19

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s consolidated financial statements.

	Year Ended October 31,
Class A Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	17.98	15.82	16.26	15.08	16.63
Investment Operations:
Net investment income (loss)[a]	(.11)	(.19)	(.02)	.15	.08
Net realized and unrealized gain (loss) on investments	(1.52)	2.35	.08	1.16	(.81)
Total from Investment Operations	(1.63)	2.16	.06	1.31	(.73)
Distributions:
Dividends from net investment income	(.08)	-	(.17)	(.13)	-
Dividends from net realized gain on investments	(2.74)	-	(.33)	-	(.82)
Total Distributions	(2.82)	-	(.50)	(.13)	(.82)
Net asset value, end of period	13.53	17.98	15.82	16.26	15.08
Total Return (%)[b]	(10.75)	13.79	.28	8.82	(4.63)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.72	1.60	1.58	1.55	1.59
Ratio of net expenses to average net assets [c]	1.40	1.42	1.44	1.44	1.44
Ratio of net investment income (loss) to average net assets	(.76)	(1.12)	(.14)	.96	.48
Portfolio Turnover Rate	-	82.12	176.12	26.17	17.55
Net Assets, end of period ($ x 1,000)	30,234	38,354	35,061	38,100	47,280

a Based on average shares outstanding.

b Exclusive of sales charge

c Reflected is the waiver of the Subsidiary management fee.

See notes to consolidated financial statements.

20

	Year Ended October 31,
Class C Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	16.50	14.62	15.06	13.96	15.56
Investment Operations:
Net investment income (loss)[a]	(.20)	(.29)	(.13)	.03	(.04)
Net realized and unrealized gain (loss) on investments	(1.38)	2.17	.06	1.09	(.74)
Total from Investment Operations	(1.58)	1.88	(.07)	1.12	(.78)
Distributions:
Dividends from net investment income	-	-	(.04)	(.02)	-
Dividends from net realized gain on investments	(2.74)	-	(.33)	-	(.82)
Total Distributions	(2.74)	-	(.37)	(.02)	(.82)
Net asset value, end of period	12.18	16.50	14.62	15.06	13.96
Total Return (%)[b]	(11.44)	12.93	(.50)	8.01	(5.30)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.48	2.36	2.33	2.29	2.31
Ratio of net expenses to average net assets[c]	2.15	2.17	2.19	2.19	2.19
Ratio of net investment income (loss) to average net assets	(1.51)	(1.87)	(.87)	.22	(.27)
Portfolio Turnover Rate	-	82.12	176.12	26.17	17.55
Net Assets, end of period ($ x 1,000)	7,899	16,334	22,548	31,771	46,681

a Based on average shares outstanding.

b Exclusive of sales charge

c Reflected is the waiver of the Subsidiary management fee.

See notes to consolidated financial statements.

21

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	18.54	16.26	16.71	15.51	17.04
Investment Operations:
Net investment income (loss)[a]	(.08)	(.15)	.02	.19	.12
Net realized and unrealized gain (loss) on investments	(1.58)	2.43	.08	1.20	(.83)
Total from Investment Operations	(1.66)	2.28	.10	1.39	(.71)
Distributions:
Dividends from net investment income	(.12)	-	(.22)	(.19)	-
Dividends from net realized gain on investments	(2.74)	-	(.33)	-	(.82)
Total Distributions	(2.86)	-	(.55)	(.19)	(.82)
Net asset value, end of period	14.02	18.54	16.26	16.71	15.51
Total Return (%)	(10.53)	14.02	.53	9.04	(4.33)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.46	1.34	1.31	1.29	1.31
Ratio of net expenses to average net assets[b]	1.15	1.17	1.19	1.19	1.19
Ratio of net investment income (loss) to average net assets	(.51)	(.88)	.13	1.20	.73
Portfolio Turnover Rate	-	82.12	176.12	26.17	17.55
Net Assets, end of period ($ x 1,000)	91,928	141,384	169,485	324,848	472,940

a Based on average shares outstanding.

b Reflected is the waiver of the Subsidiary management fee.

See notes to consolidated financial statements.

22

	Year Ended October 31,
Class Y Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	18.50	16.23	16.69	15.53	17.04
Investment Operations:
Net investment income (loss)[a]	(.08)	(.15)	.03	.20	.13
Net realized and unrealized gain (loss) on investments	(1.57)	2.42	.07	1.19	(.82)
Total from Investment Operations	(1.65)	2.27	.10	1.39	(.69)
Distributions:
Dividends from net investment income	(.12)	-	(.23)	(.23)	-
Dividends from net realized gain on investments	(2.74)	-	(.33)	-	(.82)
Total Distributions	(2.86)	-	(.56)	(.23)	(.82)
Net asset value, end of period	13.99	18.50	16.23	16.69	15.53
Total Return (%)	(10.54)	14.05	.54	9.13	(4.27)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.35	1.26	1.22	1.22	1.21
Ratio of net expenses to average net assets[b]	1.15	1.17	1.17	1.15	1.14
Ratio of net investment income (loss) to average net assets	(.51)	(.86)	.18	1.25	.78
Portfolio Turnover Rate	-	82.12	176.12	26.17	17.55
Net Assets, end of period ($ x 1,000)	28,268	121,851	239,102	564,884	733,373

a Based on average shares outstanding.

b Reflected is the waiver of the Subsidiary management fee.

See notes to consolidated financial statements.

23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Dynamic Total Return Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund’s investment objective is to seek total return. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

The fund may gain investment exposure to global commodity markets through investments in DTR Commodity Fund Ltd., (the “Subsidiary”), a wholly-owned and controlled subsidiary of the fund organized under the laws of the Cayman Islands. The Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of the fund. The Adviser serves as investment adviser for the Subsidiary, the Sub-Adviser serves as the Subsidiary’s sub-investment advisor and Citibank N.A. serves as the Subsidiary’s custodian. The financial statements have been consolidated and include the accounts of the fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the fund and the Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that the fund will remain the sole shareholder and retain all rights. Under the Amended and Restated Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The following summarizes the structure and relationship of the Subsidiary at October 31, 2022:

24

Subsidiary Activity
Consolidated fund Net Assets ($)	158,329,056
Subsidiary Percentage of fund Net Assets	9.93%
Subsidiary Financial Statement Information ($)
Total Assets	15,797,539
Total Liabilities	82,843
Net Assets	15,714,696
Total Income	123,814
Total Expenses	313,877
Net Investment (Loss)	(190,063)
Net Realized Gain (Loss)	3,254,757
Net Change in Unrealized Appreciation (Depreciation)	(265,167)
Net Increase in Net Assets Resulting from Operations	2,799,527

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized) and Class Y (150 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to

25

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s consolidated financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

26

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by a Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair

27

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy. Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Investment Companies	21,984,479	-	-	21,984,479
U.S. Treasury Securities	-	129,417,433	-	129,417,433
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	2,071,519	-	2,071,519
Futures††	1,511,457	-	-	1,511,457
Options Purchased	1,514,413	-	-	1,514,413

28

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(1,956,493)	-	(1,956,493)
Futures††	(4,186,750)	-	-	(4,186,750)

† See Consolidated Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Consolidated Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or

29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Subsidiary Risk: To the extent the fund invests in the subsidiary, the fund will be indirectly exposed to the risks associated with the subsidiary’s investments. The subsidiary principally invests in commodity-related instruments, including futures and options contracts, swap agreements and pooled investment vehicles that invest in commodities, and the fund’s investment in the subsidiary is subject to the same risks that apply to similar investments if held directly by the fund. Changes in applicable laws governing the subsidiary could prevent the fund or the subsidiary from operating as described in the prospectus and could negatively affect the fund and its shareholders. There also may be federal income tax risks associated with the fund’s investment in the subsidiary.

Commodity Risk: The fund’s investments in commodity-linked financial derivatives instruments may subject the fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are

30

normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Code. Therefore, the fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the fund in the current period nor carried forward to offset taxable income in future periods.

As of and during the period ended October 31, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Consolidated Statement of Operations. During the period ended October 31, 2022, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2022, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,714,462, accumulated capital losses $31,661,157 and unrealized depreciation $11,762,686.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2022. The fund has $18,411,364 of short-term capital losses and $13,249,793 of long-term capital losses which can be carried forward for an unlimited period.

31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal years ended October 31, 2022 and October 31, 2021 were as follows: ordinary income $20,372,070 and $0, and long-term capital gains $25,237,998 and $0, respectively.

During the period ended October 31, 2022, as a result of permanent book to tax differences, primarily due to the tax treatment for Subpart F income from subsidiary, the fund decreased total distributable earnings (loss) by $3,064,695 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(h) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022 (“FASB Effective Date”). Management had evaluated the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the Reference Rate Reform. Management will be adopting ASU 2020-04 and ASU 2021-01 on FASB Effective Date or if amended ASU 2020-04 new extended FASB Effective Date, if any. Management will continue to work with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines. As of October 31, 2022, management believes these accounting standards have no impact on the fund and does not have any concerns of adopting the regulations by FASB Effective Date.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5

32

million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2022, the fund did not borrow under the Facilities.

NOTE 3— Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) The Adviser has entered into separate management agreements with the fund and the Subsidiary pursuant to which the Adviser receives a management fee computed at the annual rate of 1.10% of the value of the average daily net assets of each of the fund and the Subsidiary which is payable monthly. In addition, the Adviser has contractually agreed for as long as the fund invests in the Subsidiary, to waive the management fee it receives from the fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. The reduction in expenses, pursuant to the undertaking, amounted to $265,640 during the period ended October 31, 2022.

In addition, the Adviser has contractually agreed, from November 1, 2021 through March 1, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.15% of the value of the fund’s average daily net assets. On or after March 1, 2023, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $368,601 during the period ended October 31, 2022.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pay the Sub-Adviser an annual fee of .65% of the value of the fund’s average daily net assets of each fund and the Subsidiary which is payable monthly.

During the period ended October 31, 2022, the Distributor retained $2,076 from commissions earned on sales of the fund’s Class A shares $290 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an

33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended October 31, 2022, Class C shares were charged $85,615 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2022, Class A and Class C shares were charged $86,192 and $28,538, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Consolidated Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Consolidated Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2022, the fund was charged $11,079 for transfer agency services. These fees are included in Shareholder servicing costs in the Consolidated Statement of Operations. These fees were partially offset by earnings credits of $261.

34

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2022, the fund was charged $5,162 pursuant to the custody agreement.

During the period ended October 31, 2022, the fund was charged $17,405 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Consolidated Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Consolidated Statement of Assets and Liabilities consist of: management fee of $150,447, Subsidiary management fee of $14,735, Distribution Plan fees of $5,243, Shareholder Services Plan fees of $8,138, Custodian fees of $3,373, Chief Compliance Officer fees of $5,078 and Transfer Agent fees of $1,815, which are offset against an expense reimbursement currently in effect in the amount of $40,658.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures, options transactions and forward contracts, during the period ended October 31, 2022, amounted to $0 and $0, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination. The SEC recently adopted Rule 18f-4 under the Act, which, effective August 18, 2022, regulates the use of derivatives transactions for certain funds registered under the Act. The fund’s derivative transactions are subject to a value-at-risk leverage limit and certain reporting and other requirements pursuant to a derivatives risk management program adopted by the fund.

35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Each type of derivative instrument that was held by the fund during the period ended October 31, 2022 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, interest rate risk and commodity risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Consolidated Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Consolidated Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2022 are set forth in the Consolidated Statement of Investments.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities or as a substitute for an investment. The fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

36

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Consolidated Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options purchased open at October 31, 2022 are set forth in the Consolidated Statements of Investments. As of October 31, 2022, there was no options written outstanding.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Consolidated Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized

37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2022 are set forth in the Consolidated Statement of Investments.

The following tables show the fund’s exposure to different types of market risk as it relates to the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2022 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	352,037	[1]	Interest rate risk	(398,521)	[1]
Equity risk	2,244,008	[1,2]	Equity risk	(3,133,833)	[1]
Foreign exchange risk	2,071,519	[3]	Foreign exchange risk	(1,956,493)	[3]
Commodity risk	429,825	[1]	Commodity risk	(654,396)	[1]
Gross fair value of derivative contracts	5,097,389			(6,143,243)

Consolidated Statement of Assets and Liabilities location:
[1]

Includes cumulative appreciation (depreciation) on futures as reported in the
Consolidated Statement of Futures, but only the unpaid variation margin is reported in the Consolidated Statement of Assets and Liabilities.

[2]			Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[3]			Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Consolidated Statement of Operations during the period ended October 31, 2022 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Total
Interest rate	(14,479,184)		-		-		(14,479,184)
Equity	(14,225,089)		(767,697)		-		(14,992,786)
Foreign exchange	-		-		2,056,098		2,056,098
Commodity	3,287,121		-		-		3,287,121
Total	(25,417,152)		(767,697)		2,056,098		(24,128,751)

38

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[4]	Options Transactions	[5]	Forward Contracts	[6]	Total
Interest rate	3,457,377		-		-		3,457,377
Equity	(6,104,475)		952,497		-		(5,151,978)
Foreign exchange	-		-		656,932		656,932
Commodity	(245,884)		-		-		(245,884)
Total	(2,892,982)		952,497		656,932		(1,283,553)

Consolidated Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net change in unrealized appreciation (depreciation) on futures.
[5]	Net change in unrealized appreciation (depreciation) on options transactions.
[6]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Consolidated Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Consolidated Statement of Assets and Liabilities.

At October 31, 2022, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	1,511,457	(4,186,750)
Options	1,514,413	-
Forward contracts	2,071,519	(1,956,493)
Total gross amount of derivative
assets and liabilities in the
Consolidated Statement of Assets and Liabilities	5,097,389	(6,143,243)
Derivatives not subject to
Master Agreements	(3,025,870)	4,186,750
Total gross amount of assets
and liabilities subject to
Master Agreements	2,071,519	(1,956,493)

39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2022:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Bank of Montreal	72,210		(72,210)	-		-
Citigroup Global Markets Inc.	209,230		(168,872)	-		40,358
Goldman Sachs & Co. LLC	840,554		(96,728)	(700,000)		43,826
HSBC Securities (USA) Inc.	205,552		(205,552)	-		-
Morgan Stanley & Co. LLC	188,158		(188,158)	-		-
Standard Chartered Securities	555,815		-	(250,303)		305,512
Total	2,071,519		(731,520)	(950,303)		389,696

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Bank of Montreal	(730,118)		72,210	620,000		(37,908)
Citigroup Global Markets Inc.	(168,872)		168,872	-		-
Goldman Sachs & Co. LLC	(96,728)		96,728	-		-
HSBC Securities (USA) Inc.	(312,858)		205,552	107,306		-
Morgan Stanley & Co. LLC	(220,992)		188,158	-		(32,834)
RBC Capital Markets, LLC	(426,925)		-	310,000		(116,925)
Total	(1,956,493)		731,520	1,037,306		(187,667)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Consolidated Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

40

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2022:

Average Market Value ($)
Equity futures	208,124,778
Equity options contracts	820,755
Interest rate futures	225,217,715
Forward contracts	464,394,167
Commodity futures	36,758,551

At October 31, 2022, the cost of investments for federal income tax purposes was $164,727,321; accordingly, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $11,758,689, consisting of $2,007,785 gross unrealized appreciation and $13,766,474 gross unrealized depreciation.

41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Dynamic Total Return Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of BNY Mellon Dynamic Total Return Fund (the “Fund”) (one of the funds constituting BNY Mellon Advantage Funds, Inc.), including the consolidated statement of investments, as of October 31, 2022, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting BNY Mellon Advantage Funds, Inc.) at October 31, 2022, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 27, 2022

42

IMPORTANT TAX INFORMATION (Unaudited)

The fund hereby reports $1.5758 per share as a long-term capital gain distribution and $1.1668 as a short-term capital gain distribution paid on December 20, 2021.

43

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

44

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (79)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 94

———————

Peggy C. Davis (79)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 33

———————

Gina D. France (64)

Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004-2016)

No. of Portfolios for which Board Member Serves: 23

———————

Joan Gulley (75)

Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 40

———————

45

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Robin A. Melvin (59)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois, Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 72

———————

Michael D. DiLecce (60)

Advisory Board Member (2022)

Principal Occupation During Past 5 Years:

• Retired since July 2022. Global Asset Management Assurance Leader, Ernst & Young LLP (2015-2022)

• Americas Regional Talent Managing Partner for Ernst & Young’s Financial Service Practice (2017-2021)

• Partner, Ernst & Young LLP (1997-2022)

No. of Portfolios for which Board Member Serves: 23

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

46

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 55 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 44 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 47 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

47

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 55 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Vice President and Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President and Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 46 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 55 investment companies (comprised of 115 portfolios) managed by the Adviser. He is 65 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 48 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 54 years old and has been an employee of the Distributor since 1997.

48

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49

For More Information

BNY Mellon Dynamic Total Return Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management

North America, LLC

BNY Mellon Center

201 Washington Street

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: AVGAX Class C: AVGCX Class I: AVGRX Class Y: AVGYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 6140AR1022

BNY Mellon Global Dynamic Bond Income Fund

ANNUAL REPORT October 31, 2022

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2021, through October 31, 2022, as provided by Paul Brain, Parmeshwar Chadha and Howard Cunningham, Portfolio Managers employed by the fund’s sub-adviser, Newton Investment Management Limited

Market and Fund Performance Overview

For the 12-month period ended October 31, 2022, the BNY Mellon Global Dynamic Bond Income Fund’s (the “fund”) Class A shares produced a total return of −11.66%, Class C shares returned −12.39%, Class I shares returned −11.45% and Class Y shares returned −11.30%.1 In comparison, the fund’s benchmark, the FTSE One-Month U.S. Treasury Bill Index (the “Index”), produced a total return of 0.84% for the same period.2

Global bond prices lost ground during the reporting period amid sharply rising inflation, tightening central bank policies, uncertainties related to Russia’s invasion of Ukraine and slowing global economic growth. The fund underperformed the Index, due in large part to high yield corporate bond exposure.

The Fund’s Investment Approach

The fund seeks total return (consisting of income and capital appreciation). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds and other instruments that provide investment exposure to global bond markets. The fund normally invests opportunistically in bonds and derivatives and other instruments that provide investment exposure to global bond and currency markets, in seeking to produce positive returns across economic cycles. The fund’s investments will be focused globally among the developed- and emerging-capital markets of the world. The fund ordinarily invests in at least three countries, and, at times, may invest a substantial portion of its assets in a single country. The fund seeks to provide a minimum average annual total return of USD 30-day Compounded SOFR plus 3%, before fees and expenses, over a five-year period. There can be no guarantee that the fund will be able to provide such returns and you may lose money by investing in the fund.

The fund’s portfolio managers employ a dynamic approach in allocating the fund’s assets globally, principally among government bonds, foreign country sovereign debt, debt obligations of supranational entities, emerging-market sovereign debt, investment-grade and high yield (“junk”) corporate instruments, and currencies. Under normal market conditions, the fund invests significantly (at least 40% of its net assets) in issuers organized or located outside the United States, whose primary listing exchange for securities is located outside the United States, and whose largest amount of revenues is derived from countries outside the United States or whose reporting currencies are other than U.S. dollars.

The fund’s portfolio managers have considerable latitude in allocating the fund’s investments and in selecting securities and derivative instruments to implement the fund’s investment approach. The fund, however, normally invests at least 10% of its net assets in each of government bonds, emerging-market sovereign debt, and investment-grade and high yield corporate instruments.

2

Interest Rate Hikes Undermine Global Markets

Global bond investors faced turbulent geopolitical, macroeconomic and market conditions during the reporting period. Inflationary pressures increased early in the period due to pandemic-related government stimulus and accommodative monetary policies, along with rising commodity prices and supply-chain bottlenecks. These pressures intensified in February 2022 when Russia attacked Ukraine, causing already elevated energy and commodity prices to spike higher, while prices for fixed-income securities and non-commodity-related equities sharply declined. Outbreaks of the Omicron variant of COVID-19 led to lockdowns of varying severity and duration across the globe, particularly in China, interrupting economic activity while adding to supply-chain strains and further exacerbating inflation.

Despite the risks to growth from war and pandemic, central banks felt compelled to act to try to curb rapidly rising inflation. Numerous rate increases took place globally, with more priced in by financial markets. Several central banks also began the process of quantitative tightening. As the period progressed, recessionary fears took center stage, stemming from the pressure of rising prices on consumers, together with declining consumer confidence and the secondary-order effects of rising interest rates on areas such as the housing market. These conditions produced a distinctly unfavorable backdrop for bonds, with no real safe havens. Global bond prices (as viewed in U.S. dollar terms) were further undermined by the steadily rising value of the U.S. dollar relative to most of the world’s currencies.

Underperformance Driven by High Yield Corporate Exposure

High yield corporate exposure produced the most significant underperformance relative to the Index, accounting for a majority of the fund’s total negative return. Within the high yield asset class, Asian exposure detracted most, led by issues from China-based real estate companies Shimao Group Holdings and KWG Group Holdings, and holdings in an Asian high yield ETF. Holdings in certain European high yield issuers—including SBB and Adler Group—undermined returns as well. Other high yield holdings generally performed reasonably well early in the period, but returns later turned negative. Among investment-grade corporates, detractors were skewed toward real estate holdings, such as Tritax Big Box REIT, Akelius Residential Property and Tesco Property Finance. Losses from holdings in U.S. Treasury bonds and Treasury Inflation-Protected Securities (TIPS), along with European and Australasian government bond holdings, were partly offset by profits on futures and options positions. Among emerging-markets holdings, securities from Colombia performed particularly poorly, and a local currency ETF detracted significantly. Smaller exposures to Ecuador and the Dominican Republic also had materially negative impacts.

During a period in which bond markets saw their worst returns in decades, with deeply negative returns from each of the four markets in which the fund invests, there were few positive performance factors. However, as mentioned above, short positions in bond futures in the United States, Germany, Italy and the UK did contribute positively, as did put options on U.S. Treasury futures. A handful of short-dated emerging-markets bonds in both local and hard currencies also eked out small, positive returns.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Increasing Duration While Reducing Economic Sensitivity

As of October 31, 2022, we are far more positive about the outlook for global bond markets for the next 12 months. Inflation appears to have peaked in some major markets and may fall back as base effects and the cumulative impact of recent and planned interest-rate increases slow economic activity. If so, developed-markets government bonds should find greater support. Such a shift should also help certain hard and local currency emerging-markets issuers, especially those benefiting from higher commodity prices. Within credit, investment-grade spreads have doubled over the past year and offer reasonable protection against a tougher economic outlook.

As rates have risen, we have slowly increased the fund’s duration, partly by reducing short positions in bond futures, but also by adding to holdings in government and investment-grade bonds. That said, we have plenty of scope to further raise the fund’s duration once we are persuaded that the peak in rates is at hand. Similarly, while we have nudged up exposure to commodity-rich emerging market sovereign bonds, we retain some fire power to invest in new issues. We have reduced fund exposure to the more economically sensitive high yield corporate bond market, including Asian and real estate holdings.

November 15, 2022

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charge. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 1, 2023, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The FTSE One-Month U.S. Treasury Bill Index consists of the last, one-month, Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks, including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

The fund may at times invest a substantial portion of its assets in a single country.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, and Class I shares of BNY Mellon Global Dynamic Bond Income Fund with a hypothetical investment of $10,000 in the FTSE One-Month U.S. Treasury Bill Index (the “Index”).

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares, and Class I shares of BNY Mellon Global Dynamic Bond Income Fund on 10/31/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares, and Class I shares. The Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Global Dynamic Bond Income Fund with a hypothetical investment of $1,000,000 in the FTSE One-Month U.S. Treasury Bill Index (the “Index”).

†  Source: Lipper Inc.

††  The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon Global Dynamic Bond Income Fund on 10/31/12 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/2022
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.50%)	3/25/11	-15.64%	-.86%	.53%
without sales charge	3/25/11	-11.66%	.06%	.99%
Class C shares
with applicable redemption charge †	3/25/11	-13.25%	-.70%	.23%
without redemption	3/25/11	-12.39%	-.70%	.23%
Class I shares	3/25/11	-11.45%	.32%	1.23%
Class Y shares	7/1/13	-11.30%	.39%	1.28%††
FTSE One-Month U.S. Treasury Bill Index		.84%	1.10%	.64%

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

††  The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Dynamic Bond Income Fund from May 1, 2022 to October 31, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.13	$8.78	$3.91	$3.03
Ending value (after expenses)	$939.20	$934.90	$940.90	$941.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.35	$9.15	$4.08	$3.16
Ending value (after expenses)	$1,019.91	$1,016.13	$1,021.17	$1,022.08
†

Expenses are equal to the fund’s annualized expense ratio of 1.05% for Class A, 1.80% for Class C, .80% for Class I and .62% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2022

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.3%
Australia - 4.5%
Australia, Bonds, Ser. 166	AUD	3.00	11/21/2033	3,485,000		2,069,475
Australia, Sr. Unscd. Bonds, Ser. 162	AUD	1.75	6/21/2051	4,220,000		1,645,979
Commonwealth Bank of Australia, Covered Bonds		3.21	5/27/2025	720,000	[b]	687,583
National Australia Bank Ltd., Sr. Unscd. Notes		3.50	6/9/2025	700,000	[c]	673,022
					5,076,059
Austria - .1%
CA Immobilien Anlagen AG, Sr. Unscd. Notes	EUR	0.88	2/5/2027	200,000		151,264
Azerbaijan - 1.3%
Azerbaijan, Sr. Unscd. Bonds		5.13	9/1/2029	843,000		771,128
Azerbaijan, Sr. Unscd. Notes		4.75	3/18/2024	734,000		719,558
					1,490,686
Bahamas - .2%
Bahamas, Sr. Unscd. Notes		8.95	10/15/2032	390,000		253,599
Bahrain - .5%
Bahrain, Sr. Unscd. Notes		4.25	1/25/2028	691,000		605,381
Bermuda - .3%
Hiscox Ltd., Sr. Unscd. Notes	GBP	6.00	9/22/2027	265,000		297,831
Bolivia - .6%
Bolivia, Sr. Unscd. Notes		4.50	3/20/2028	900,000		715,500
Brazil - .6%
Brazil Letras do Tesouro Nacional, Treasury Bills	BRL	10.02	1/1/2026	5,000,000	[d]	678,753
British Virgin - .1%
Greenland Global Investment Ltd., Gtd. Notes		6.13	4/22/2023	380,000		125,400
Canada - 3.8%
Canada, Bonds	CAD	4.00	12/1/2031	2,590,015	[e]	2,339,673
Canada Housing Trust No. 1, Govt. Gtd. Bonds	CAD	2.35	9/15/2023	2,030,000	[b]	1,465,933
First Quantum Minerals Ltd., Gtd. Notes		6.88	3/1/2026	530,000	[b]	498,688
					4,304,294
Cayman Islands - 1.2%
CSN Inova Ventures, Gtd. Notes		6.75	1/28/2028	329,000		282,637
KWG Group Holdings Ltd., Sr. Scd. Bonds		7.88	8/30/2024	260,000		46,140
Sable International Finance Ltd., Sr. Scd. Notes		5.75	9/7/2027	476,000	[b]	422,593

9

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.3% (continued)
Cayman Islands - 1.2% (continued)
Shimao Group Holdings Ltd., Sr. Scd. Bonds		4.75	8/3/2023	465,000	[f]	24,521
Wynn Macau Ltd., Sr. Unscd. Notes		5.50	1/15/2026	870,000		604,650
					1,380,541
Chile - .3%
VTR Comunicaciones SPA, Sr. Scd. Notes		4.38	4/15/2029	703,000	[b]	394,801
Colombia - 1.3%
Colombia, Bonds	COP	6.00	4/28/2028	3,556,400,000		514,353
Colombia, Bonds	COP	7.00	6/30/2032	7,236,300,000		948,128
					1,462,481
Denmark - 1.7%
Denmark, Bonds	DKK	2.96	11/15/2031	14,070,000		1,490,220
Orsted AS, Gtd. Notes	EUR	3.25	9/13/2031	319,000		303,735
Orsted AS, Sub. Notes	GBP	2.50	2/18/2033	132,000	[g]	95,134
					1,889,089
Dominican Republic - .6%
Dominican Republic, Sr. Unscd. Bonds		7.45	4/30/2044	750,000		632,051
Ecuador - .3%
Ecuador, Sr. Unscd. Notes		0.00	7/31/2030	64,221	[b,h]	20,283
Ecuador, Sr. Unscd. Notes		1.50	7/31/2040	224,730	[b]	75,042
Ecuador, Sr. Unscd. Notes		2.50	7/31/2035	490,347	[b]	181,671
Ecuador, Sr. Unscd. Notes		5.50	7/31/2030	187,110	[b]	100,283
					377,279
El Salvador - .2%
El Salvador, Sr. Unscd. Notes		6.38	1/18/2027	633,000		252,377
Ethiopia - .2%
Ethiopia, Sr. Unscd. Notes		6.63	12/11/2024	382,000		198,911
France - 3.3%
Altice France SA, Sr. Scd. Notes	EUR	3.38	1/15/2028	273,000		208,261
Banijay Entertainment Sasu, Sr. Scd. Bonds	EUR	3.50	3/1/2025	694,000		647,477
BNP Paribas SA, Jr. Sub. Notes		7.38	8/19/2025	950,000	[g]	921,276
Chrome Bidco SASU, Sr. Scd. Bonds	EUR	3.50	5/31/2028	186,000		149,480
Cie de Saint-Gobain, Sr. Unscd. Notes	EUR	1.63	8/10/2025	100,000		94,222
Electricite de France SA, Jr. Sub. Notes	GBP	6.00	1/29/2026	200,000	[g]	188,964
Iliad Holding SASU, Sr. Scd. Notes	EUR	5.63	10/15/2028	313,000		278,537
Loxam SAS, Sr. Scd. Notes	EUR	2.88	4/15/2026	530,000		454,482
Picard Groupe SAS, Sr. Scd. Bonds	EUR	3.88	7/1/2026	447,000		383,168
Societe Generale SA, Jr. Sub. Bonds		7.88	12/18/2023	500,000	[g]	488,056
					3,813,923

10

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.3% (continued)
Germany - 1.3%
Infineon Technologies AG, Jr. Sub. Bonds	EUR	3.63	1/1/2028	400,000	[g]	342,243
Infineon Technologies AG, Jr. Sub. Notes	EUR	2.88	1/1/2025	400,000	[g]	364,247
Peach Property Finance GmbH, Sr. Unscd. Notes	EUR	4.38	11/15/2025	396,000		283,727
TK Elevator Midco GmbH, Sr. Scd. Bonds	EUR	4.38	7/15/2027	563,000		473,082
					1,463,299
India - .4%
GMR Hyderabad International Airport Ltd., Sr. Scd. Notes		4.25	10/27/2027	576,000		455,040
Indonesia - 2.2%
Indonesia, Bonds, Ser. FR81	IDR	6.50	6/15/2025	29,779,000,000		1,890,334
Indonesia, Sr. Unscd. Bonds	EUR	1.75	4/24/2025	610,000		566,138
					2,456,472
Ireland - 1.0%
Bank of Ireland Group PLC, Jr. Sub. Notes	EUR	7.50	5/19/2025	280,000	[g]	270,495
LCPR Senior Secured Financing DAC, Sr. Scd. Notes		5.13	7/15/2029	430,000	[b]	363,320
Virgin Media Vendor Financing Notes III DAC, Gtd. Bonds	GBP	4.88	7/15/2028	530,000		488,945
					1,122,760
Italy - 1.8%
Cedacri Mergeco SPA, Sr. Scd. Notes, 3 Month EURIBOR +4.63%	EUR	4.95	5/15/2028	204,000	[i]	187,869
FIS Fabbrica Italiana Sintetici SPA, Sr. Scd. Bonds	EUR	5.63	8/1/2027	630,000		482,552
Leather 2 SPA, Sr. Scd. Bonds, 3 Month EURIBOR +4.50%	EUR	5.69	9/30/2028	380,000	[i]	265,022
Nexi SPA, Sr. Unscd. Notes	EUR	1.63	4/30/2026	249,000		220,458
UniCredit SPA, Jr. Sub. Bonds		8.00	6/3/2024	560,000	[g]	525,350
UniCredit SPA, Jr. Sub. Notes	EUR	3.88	6/3/2027	600,000	[g]	421,878
					2,103,129
Japan - .4%
Softbank Group Corp., Sr. Unscd. Notes	EUR	2.88	1/6/2027	610,000		489,470
Jersey - .5%
CPUK Finance Ltd., Scd. Notes	GBP	4.88	8/28/2025	500,000		520,986
Luxembourg - 3.5%
4finance SA, Gtd. Bonds	EUR	10.75	10/26/2026	400,000		353,477
Adler Group SA, Sr. Unscd. Notes	EUR	2.25	4/27/2027	300,000		127,484
Adler Group SA, Sr. Unscd. Notes	EUR	3.25	8/5/2025	300,000	[c]	135,971

11

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.3% (continued)
Luxembourg - 3.5% (continued)
Albion Financing 1 Sarl, Sr. Scd. Notes	EUR	5.25	10/15/2026	119,000		101,355
Altice Financing SA, Sr. Scd. Bonds	EUR	3.00	1/15/2028	340,000		257,867
AnaCap Financial Europe SA, Sr. Scd. Notes, 3 Month EURIBOR +5.00%	EUR	6.64	8/1/2024	400,000	[c,i]	334,997
CBRE Global Investors Open-Ended Fund SCA SICAV-SIF Pan European Core Fund, Sr. Unscd. Notes	EUR	0.50	1/27/2028	464,000		344,365
Cirsa Finance International Sarl, Sr. Scd. Bonds	EUR	4.75	5/22/2025	492,000		454,863
Dana Financing Luxembourg Sarl, Gtd. Notes	EUR	3.00	7/15/2029	618,000		488,658
Kleopatra Finco Sarl, Sr. Scd. Bonds	EUR	4.25	3/1/2026	410,000		335,025
Matterhorn Telecom SA, Sr. Scd. Notes	EUR	3.13	9/15/2026	339,000		295,049
Millicom International Cellular SA, Sr. Unscd. Notes		4.50	4/27/2031	201,000	[b]	151,175
Millicom International Cellular SA, Sr. Unscd. Notes		4.50	4/27/2031	450,000		338,452
Sani/Ikos Financial Holdings 1 Sarl, Sr. Scd. Bonds	EUR	5.63	12/15/2026	325,000		299,469
					4,018,207
Malaysia - .5%
Malaysia, Bonds, Ser. 419	MYR	3.83	7/5/2034	2,780,000		543,790
Mexico - 3.2%
Cemex SAB de CV, Gtd. Notes		3.88	7/11/2031	1,000,000		777,585
Mexico, Bonds, Ser. M	MXN	7.75	5/29/2031	25,000,000		1,111,932
Mexico, Sr. Unscd. Bonds, Ser. M20	MXN	8.50	5/31/2029	25,000,000		1,182,071
Sigma Alimentos SA de CV, Gtd. Bonds	EUR	2.63	2/7/2024	536,000		518,842
					3,590,430
Mongolia - .5%
Mongolia, Sr. Unscd. Bonds		5.13	4/7/2026	720,000		558,042
Mozambique - .2%
Mozambique, Unscd. Notes		5.00	9/15/2031	414,000		283,251
Netherlands - 3.5%
IHS Netherlands Holdco BV, Gtd. Notes		8.00	9/18/2027	410,000		320,493
ING Groep NV, Jr. Sub. Bonds		6.75	4/16/2024	1,050,000	[g]	996,844
Nobel Bidco BV, Sr. Scd. Bonds	EUR	3.13	6/15/2028	445,000		263,869
Nobian Finance BV, Sr. Scd. Bonds	EUR	3.63	7/15/2026	417,000		316,261
Telefonica Europe BV, Gtd. Notes	EUR	4.38	12/14/2024	400,000	[g]	379,192
United Group BV, Sr. Scd. Notes	EUR	4.88	7/1/2024	347,000		328,342

12

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.3% (continued)
Netherlands - 3.5% (continued)
United Group BV, Sr. Scd. Notes, 3 Month EURIBOR +4.13%	EUR	4.45	5/15/2025	370,000	[i]	348,298
Universal Music Group NV, Sr. Unscd. Notes	EUR	3.00	6/30/2027	620,000		591,478
Volkswagen International Finance NV, Gtd. Notes	EUR	3.88	6/17/2029	600,000	[g]	496,702
					4,041,479
New Zealand - 4.2%
New Zealand, Bonds, Ser. 437	NZD	2.75	4/15/2037	2,670,000		1,284,014
New Zealand, Bonds, Ser. 551	NZD	2.75	5/15/2051	3,230,000		1,371,303
New Zealand, Bonds, Ser. 930	NZD	3.00	9/20/2030	2,170,000	[e]	1,613,603
New Zealand , Govt. Gtd. Bonds	NZD	2.25	4/15/2024	1,020,000		568,877
					4,837,797
Norway - .8%
Kommunalbanken AS, Sr. Unscd. Bonds, 3 Month SOFR +1.00%		3.96	6/17/2026	898,000	[i]	915,110
Oman - .4%
Oman, Sr. Unscd. Notes		4.88	2/1/2025	444,000		432,589
Qatar - .6%
Qatar, Sr. Unscd. Notes		3.40	4/16/2025	672,000		649,217
Saudi Arabia - .5%
Saudi, Sr. Unscd. Notes		5.50	10/25/2032	614,000		622,826
Singapore - .3%
Singapore Airlines Ltd., Sr. Unscd. Notes		3.00	7/20/2026	328,000		298,785
South Africa - 1.9%
South Africa, Sr. Unscd. Bonds, Ser. 2030	ZAR	8.00	1/31/2030	23,630,000		1,104,717
South Africa , Sr. Unscd. Notes		4.85	9/30/2029	1,240,000		1,056,430
					2,161,147
Spain - 1.5%
Banco Santander SA, Jr. Sub. Bonds	EUR	5.25	9/29/2023	400,000	[g]	368,167
eDreams ODIGEO SA, Sr. Scd. Notes	EUR	5.50	7/15/2027	340,000		266,985
Lorca Telecom Bondco SA, Sr. Scd. Bonds	EUR	4.00	9/18/2027	531,000		468,349
Spain, Sr. Unscd. Bonds	EUR	1.90	10/31/2052	970,000	[b]	644,898
					1,748,399
Supranational - 6.5%
Asian Development Bank, Sr. Unscd. Notes	CNH	2.72	1/16/2023	11,000,000		1,498,236
Asian Development Bank, Sr. Unscd. Notes	CNH	2.90	3/5/2024	5,500,000		754,493
Clarios Global LP, Sr. Scd. Bonds	EUR	4.38	5/15/2026	555,000		514,336

13

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.3% (continued)
Supranational - 6.5% (continued)
European Bank for Reconstruction & Development, Sr. Unscd. Notes	IDR	6.45	12/13/2022	22,546,700,000		1,445,750
European Union, Sr. Unscd. Notes	EUR	0.45	7/4/2041	1,444,594		863,405
International Bank for Reconstruction & Development, Sr. Unscd. Notes, 3 Month SOFR +0.29%		3.02	11/22/2028	1,240,000	[i]	1,229,272
International Finance Corp., Sr. Unscd. Notes	INR	6.30	11/25/2024	98,010,000		1,149,651
					7,455,143
Sweden - 1.1%
Akelius Residential Property AB, Jr. Sub. Notes	EUR	2.25	5/17/2081	640,000		475,747
Heimstaden Bostad AB, Jr. Sub. Bonds	EUR	2.63	2/1/2027	450,000	[g]	231,838
Samhallsbyggnadsbolaget i Norden AB, Jr. Sub. Notes	EUR	2.63	12/14/2025	455,000	[g]	159,119
Verisure Holding AB, Sr. Scd. Bonds	EUR	3.25	2/15/2027	424,000		357,429
					1,224,133
Switzerland - .4%
Credit Suisse Group AG, Jr. Sub. Notes		7.25	9/12/2025	520,000	[g]	407,238
Tajikistan - .2%
Tajikistan, Sr. Unscd. Notes		7.13	9/14/2027	375,000		241,265
Tunisia - .2%
Tunisian Republic, Sr. Unscd. Notes		5.75	1/30/2025	440,000		279,126
United Arab Emirates - .6%
MDGH GMTN RSC Ltd., Gtd. Notes		5.50	4/28/2033	668,000		665,054
United Kingdom - 11.8%
BCP V Modular Services Finance II PLC, Sr. Scd. Bonds	EUR	4.75	11/30/2028	296,000		242,404
Bellis Acquisition Co., Sr. Scd. Bonds	GBP	3.25	2/16/2026	249,000		233,428
Close Brothers Finance PLC, Gtd. Notes	GBP	2.75	10/19/2026	510,000		521,916
Coventry Building Society, Jr. Sub. Bonds	GBP	6.88	9/18/2024	650,000	[g]	683,350
Coventry Building Society, Sr. Unscd. Notes	GBP	1.00	9/21/2025	468,000		474,480
Deuce Finco PLC, Sr. Scd. Bonds	GBP	5.50	6/15/2027	406,000		358,271
Drax Finco PLC, Sr. Scd. Notes		6.63	11/1/2025	593,000		552,299
EG Global Finance PLC, Sr. Scd. Notes	EUR	4.38	2/7/2025	491,000		418,504
Heathrow Finance PLC, Sr. Scd. Notes	GBP	5.75	3/3/2025	266,000		285,664
Iceland Bondco PLC, Sr. Scd. Notes	GBP	4.63	3/15/2025	350,000	[c]	319,310

14

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.3% (continued)
United Kingdom - 11.8% (continued)
International Finance Facility for Immunisation Co., Sr. Unscd. Notes		1.00	4/21/2026	869,000		767,869
Investec PLC, Jr. Sub. Notes	GBP	6.75	12/5/2024	400,000	[g]	397,825
Iron Mountain UK PLC, Gtd. Notes	GBP	3.88	11/15/2025	289,000		297,662
Jerrold Finco PLC, Sr. Scd. Bonds	GBP	4.88	1/15/2026	165,000		157,291
Jerrold Finco PLC, Sr. Scd. Bonds	GBP	5.25	1/15/2027	375,000		340,193
Lloyds Banking Group PLC, Jr. Sub. Bonds	EUR	4.95	6/27/2025	550,000	[g]	506,033
Lloyds Banking Group PLC, Jr. Sub. Notes	GBP	5.13	12/27/2024	560,000	[g]	564,340
Mitchells & Butlers Finance PLC, Scd. Bonds, Ser. B2	GBP	6.01	12/15/2028	399,895		424,982
National Express Group PLC, Gtd. Notes	GBP	2.38	11/20/2028	644,000		597,124
National Express Group PLC, Gtd. Notes	GBP	2.50	11/11/2023	620,000		691,213
National Express Group PLC, Sub. Notes	GBP	4.25	11/26/2025	160,000	[g]	143,848
Nationwide Building Society, Jr. Sub. Bonds	GBP	5.88	12/20/2024	416,000	[g]	429,362
NatWest Group PLC, Jr. Sub. Bonds		8.00	8/10/2025	250,000	[g]	236,219
Ocado Group PLC, Gtd. Notes	GBP	3.88	10/8/2026	534,000		449,863
Stonegate Pub Co. Financing PLC, Sr. Scd. Bonds	GBP	8.25	7/31/2025	303,000		315,478
TESCO PLC, Sr. Unscd. Notes	GBP	3.32	11/5/2025	160,000	[e]	396,521
Tesco Property Finance 3 PLC, Sr. Scd. Bonds	GBP	5.74	4/13/2040	349,903		366,651
Travis Perkins PLC, Sr. Unscd. Notes	GBP	3.75	2/17/2026	163,000		161,459
Tritax Big Box REIT PLC, Sr. Unscd. Notes	GBP	1.50	11/27/2033	389,000		281,944
Tritax EuroBox PLC, Gtd. Notes	EUR	0.95	6/2/2026	626,000		498,934
Virgin Money UK PLC, Sr. Unscd. Notes	GBP	3.13	6/22/2025	680,000		726,734
Vodafone Group PLC, Jr. Sub. Notes		3.25	6/4/2081	680,000		546,332
					13,387,503
United States - 18.1%
American Express Co., Sr. Unscd. Notes		3.38	5/3/2024	1,190,000		1,154,582
Apple Inc., Sr. Unscd. Notes		1.13	5/11/2025	804,000		735,629
AT&T Inc., Sr. Unscd. Notes	GBP	2.90	12/4/2026	470,000		488,641
Ball Corp., Gtd. Notes		2.88	8/15/2030	470,000		365,801
Best Buy Co., Sr. Unscd. Notes		4.45	10/1/2028	398,000		369,508
Callon Petroleum Co., Gtd. Notes		8.00	8/1/2028	450,000	[b]	449,446
Chesapeake Energy Corp., Gtd. Notes		6.75	4/15/2029	395,000	[b]	387,394

15

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.3% (continued)
United States - 18.1% (continued)
Citigroup Inc., Sub. Notes		5.50	9/13/2025	820,000		813,361
Diamond Sports Group LLC, Scd. Notes		5.38	8/15/2026	620,000	[b]	124,775
Dollar General Corp., Sr. Unscd. Notes		4.63	11/1/2027	340,000		328,592
Ford Motor Credit Co., Sr. Unscd. Notes	GBP	2.75	6/14/2024	232,000		246,892
General Electric Co., Sr. Unscd. Notes	GBP	6.44	11/15/2022	2,567		2,942
Graphic Packaging International LLC, Gtd. Bonds	EUR	2.63	2/1/2029	121,000		97,913
IQVIA Inc., Gtd. Notes	EUR	2.88	6/15/2028	622,000		542,492
JPMorgan Chase & Co., Sr. Unscd. Notes		2.08	4/22/2026	1,180,000		1,074,806
Lowe's Cos., Sr. Unscd. Notes		3.00	10/15/2050	540,000		324,122
Medline Borrower LP, Sr. Scd. Notes		3.88	4/1/2029	281,000	[b]	230,041
Medline Borrower LP, Sr. Unscd. Notes		5.25	10/1/2029	122,000	[b,c]	95,222
Metropolitan Life Global Funding I, Sr. Scd. Notes, 3 Month SOFR +0.91%		3.93	3/21/2025	373,000	[b,i]	370,229
Mpt Operating Partnership LP, Gtd. Notes	GBP	2.55	12/5/2023	340,000		361,693
Netflix Inc., Sr. Unscd. Notes	EUR	3.63	6/15/2030	575,000		517,287
Olympus Water US Holding Corp., Sr. Scd. Notes	EUR	3.88	10/1/2028	200,000		149,025
Olympus Water US Holding Corp., Sr. Unscd. Notes	EUR	5.38	10/1/2029	475,000		333,388
PG&E Corp., Sr. Scd. Notes		5.00	7/1/2028	500,000		451,900
U.S. Treasury Bonds		3.00	11/15/2045	4,460,000		3,515,734
U.S. Treasury Inflation Indexed Bonds		2.13	2/15/2041	1,130,226	[e]	1,180,805
U.S. Treasury Inflation Indexed Notes		0.13	4/15/2027	3,923,110	[c,e]	3,660,066
Verizon Communications Inc., Sr. Unscd. Notes, 3 Month SOFR +0.79%		3.79	3/20/2026	491,000	[i]	479,333
Warnermedia Holdings Inc., Gtd. Notes		3.79	3/15/2025	820,000	[b]	773,610
Windstream Escrow LLC, Sr. Scd. Notes		7.75	8/15/2028	492,000	[b]	427,093
Zayo Group Holdings Inc., Sr. Scd. Notes		4.00	3/1/2027	660,000	[b]	511,061
					20,563,383
Uzbekistan - .9%
Uzbekistan, Sr. Unscd. Notes		4.75	2/20/2024	1,080,000		1,031,265

16

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.3% (continued)
Vietnam - .2%
Vietnam, Sr. Unscd. Bonds	4.80	11/19/2024	213,000		206,077
Total Bonds and Notes (cost $127,707,339)			102,872,632
Description /Number of Contracts	Exercise Price	Expiration Date	Notional Amount ($)
Options Purchased - .1%
Put Options - .1%
U.S Treasury 10 Year December Future, Contracts 165 (cost $160,107)	110.00	11/25/2022	1,815,000,000		136,641
Description			Shares
Exchange-Traded Funds - 3.1%
Singapore - 1.5%
iShares USD Asia High Yield Bond Index ETF			325,655		1,683,490
United States - 1.6%
SPDR Bloomberg Emerging Markets Local Bond ETF			98,232		1,850,691
Total Exchange-Traded Funds (cost $4,927,098)			3,534,181
	1-Day Yield (%)
Investment Companies - .9%
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $956,603)	3.23		956,603	[j]	956,603

17

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 4.0%
Registered Investment Companies - 4.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $4,553,899)	3.23	4,553,899	[j] 4,553,899
Total Investments (cost $138,305,046)		98.4%	112,053,956
Cash and Receivables (Net)		1.6%	1,873,224
Net Assets		100.0%	113,927,180

ETF—Exchange-Traded Fund

EURIBOR—Euro Interbank Offered Rate

REIT—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

SPDR—Standard & Poor's Depository Receipt

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

COP—Colombian Peso

DKK—Danish Krone

EUR—Euro

GBP—British Pound

IDR—Indonesian Rupiah

INR—Indian Rupee

MXN—Mexican Peso

MYR—Malaysian Ringgit

NZD—New Zealand Dollar

ZAR—South African Rand

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2022, these securities were valued at $8,375,141 or 7.35% of net assets.

c Security, or portion thereof, on loan. At October 31, 2022, the value of the fund’s securities on loan was $4,992,082 and the value of the collateral was $5,362,880, consisting of cash collateral of $4,553,899 and U.S. Government & Agency securities valued at $808,981. In addition, the value of collateral may include pending sales that are also on loan.

d Security is a discount security. Income is recognized through the accretion of discount.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f Non-income producing—security in default.

g Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

h Security issued with a zero coupon. Income is recognized through the accretion of discount.

i Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

j Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

18

Portfolio Summary (Unaudited) †	Value (%)
Foreign Governmental	30.4
Banks	10.7
Investment Companies	8.0
U.S. Treasury Securities	7.3
Supranational Bank	6.0
Telecommunication Services	4.8
Consumer Discretionary	4.1
Real Estate	3.1
Diversified Financials	2.9
Food Products	2.0
Retailing	1.9
Automobiles & Components	1.8
Media	1.4
Utilities	1.4
Industrial	1.4
Internet Software & Services	1.3
Transportation	1.3
Commercial & Professional Services	1.2
Chemicals	1.1
Health Care	.9
Building Materials	.8
Energy	.7
Materials	.7
Metals & Mining	.7
Technology Hardware & Equipment	.7
Semiconductors & Semiconductor Equipment	.6
Insurance	.6
Airlines	.3
Information Technology	.2
Options Purchased	.1
98.4

† Based on net assets.

See notes to financial statements.

19

STATEMENT OF INVESTMENTS (continued)

Affiliated Issuers
Description	Value ($) 10/31/2021	Purchases ($)†	Sales ($)	Value ($) 10/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .8%	7,554,811	80,886,249	(87,484,457)	956,603	28,839
Investment of Cash Collateral for Securities Loaned - 4.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 4.0%	1,458,222	53,977,433	(50,881,756)	4,553,899	52,971	††
Total - 4.9%	9,013,033	134,863,682	(138,366,213)	5,510,502	81,810

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
U.S. Treasury 10 Year Notes	10	12/20/2022	1,138,779	1,105,938	(32,841)
U.S. Treasury 5 Year Notes	19	12/30/2022	2,107,567	2,025,281	(82,286)
Futures Short
Euro BTP Italian Government Bond	29	12/8/2022	3,300,395[a]	3,285,783	14,612
Euro-Schatz	145	12/8/2022	15,419,614[a]	15,323,384	96,230
Long Gilt	18	12/28/2022	2,066,119[a]	2,108,208	(42,089)
Gross Unrealized Appreciation				110,842
Gross Unrealized Depreciation				(157,216)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

20

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
CIBC World Markets Corp.
Norwegian Krone	17,938,308	United States Dollar	1,890,656	11/16/2022	(164,308)
Euro	358,112	United States Dollar	372,746	11/16/2022	(18,444)
United States Dollar	1,059,508	Euro	1,040,916	11/16/2022	29,667
Danish Krone	840,000	United States Dollar	110,157	11/16/2022	1,469
Canadian Dollar	3,068,524	United States Dollar	2,255,423	11/16/2022	(2,898)
United States Dollar	8,614,476	Canadian Dollar	11,004,456	11/16/2022	536,387
United States Dollar	202,847	British Pound	180,000	11/16/2022	(3,666)
Australian Dollar	390,000	United States Dollar	253,272	11/16/2022	(3,696)
New Zealand Dollar	1,643,112	United States Dollar	932,103	11/16/2022	23,468
United States Dollar	4,827,342	New Zealand Dollar	7,552,055	11/16/2022	435,354
Citigroup Global Markets Inc.
United States Dollar	1,855,640	Czech Koruna	45,838,812	11/16/2022	7,357
United States Dollar	4,838,223	Indonesian Rupiah	71,546,178,458	11/16/2022	252,487
United States Dollar	1,267,081	Polish Zloty	5,815,055	11/16/2022	51,309
Canadian Dollar	1,670,595	United States Dollar	1,239,097	11/16/2022	(12,756)
United States Dollar	1,682,610	Colombian Peso	7,248,767,807	11/16/2022	218,714
United States Dollar	25,419,173	Euro	24,433,604	11/16/2022	1,245,543
United States Dollar	1,808,496	Mexican Peso	36,808,965	11/16/2022	(43,703)
HSBC Securities (USA) Inc.
Euro	880,000	United States Dollar	869,325	11/16/2022	1,312
British Pound	110,000	United States Dollar	123,054	11/16/2022	3,148
Swiss Franc	1,255,261	United States Dollar	1,344,744	11/16/2022	(89,031)
Polish Zloty	3,350,065	United States Dollar	672,979	11/16/2022	27,429

21

STATEMENT OF INVESTMENTS (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
J.P. Morgan Securities LLC
United States Dollar	140,278	Euro	138,132	11/16/2022	3,616
British Pound	299,316	United States Dollar	344,556	11/16/2022	(1,152)
United States Dollar	14,255,993	British Pound	11,671,071	11/16/2022	865,832
RBS Securities, Inc.
United States Dollar	133,958	New Zealand Dollar	235,420	11/16/2022	(2,953)
British Pound	450,000	United States Dollar	488,090	11/16/2022	28,193
United States Dollar	275,705	British Pound	243,001	11/16/2022	(3,089)
Euro	174,045	United States Dollar	173,188	11/16/2022	(995)
Japanese Yen	178,133,578	United States Dollar	1,354,607	11/16/2022	(154,510)
Norwegian Krone	1,330,000	United States Dollar	123,354	11/16/2022	4,643
Canadian Dollar	952,037	United States Dollar	722,405	11/16/2022	(23,539)
United States Dollar	1,880,089	Danish Krone	13,441,998	11/16/2022	93,813
State Street Bank and Trust Company
United States Dollar	1,768,856	Polish Zloty	8,804,427	11/16/2022	(71,913)
United States Dollar	1,210,993	Indian Rupee	97,248,817	11/16/2022	37,809
Euro	420,000	United States Dollar	408,430	11/16/2022	7,101
United States Dollar	279,996	Euro	281,164	11/16/2022	1,824
United States Dollar	599,639	Malaysian Ringgit	2,663,894	11/16/2022	35,940
United States Dollar	1,817,604	Norwegian Krone	19,253,701	11/16/2022	(35,335)
South Korean Won	2,471,420,000	United States Dollar	1,799,097	11/16/2022	(64,084)
United States Dollar	1,888,189	South Korean Won	2,479,570,000	11/16/2022	147,454
Indonesian Rupiah	17,953,071,754	United States Dollar	1,212,881	11/16/2022	(62,183)
Danish Krone	1,545,024	United States Dollar	207,118	11/16/2022	(1,803)
Canadian Dollar	2,468,014	United States Dollar	1,810,176	11/16/2022	1,530
Brazilian Real	6,303,619	United States Dollar	1,219,009	11/16/2022	(3,197)
22

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
State Street Bank and Trust Company(continued)
United States Dollar	1,901,123	Brazilian Real	9,957,909	11/16/2022	(19,511)
Swedish Krona	19,601,244	United States Dollar	1,772,440	11/16/2022	4,663
British Pound	93,916	United States Dollar	105,165	11/16/2022	2,585
United States Dollar	224,845	British Pound	199,496	11/16/2022	(4,035)
United States Dollar	2,531,571	Chinese Yuan Renminbi	17,018,484	11/16/2022	197,614
United States Dollar	899,535	Chilean Peso	844,620,000	11/16/2022	6,722
Australian Dollar	2,727,444	United States Dollar	1,719,517	11/16/2022	25,879
United States Dollar	6,395,854	Australian Dollar	9,015,311	11/16/2022	626,612
New Zealand Dollar	300,000	United States Dollar	170,526	11/16/2022	3,943
United States Dollar	884,216	New Zealand Dollar	1,464,414	11/16/2022	32,568
United States Dollar	1,300,212	South African Rand	21,212,591	11/16/2022	146,834
United States Dollar	1,282,269	Swiss Franc	1,251,423	11/16/2022	30,396
UBS Securities LLC
United States Dollar	578,418	New Zealand Dollar	1,018,175	11/16/2022	(13,714)
British Pound	487,342	United States Dollar	564,882	11/16/2022	(5,757)
United States Dollar	453,675	British Pound	404,728	11/16/2022	(10,668)
United States Dollar	542,525	Mexican Peso	10,894,571	11/16/2022	(5,681)
Polish Zloty	2,543,255	United States Dollar	518,600	11/16/2022	13,126
Euro	1,859,146	United States Dollar	1,834,003	11/16/2022	5,362
Gross Unrealized Appreciation					5,157,703
Gross Unrealized Depreciation					(822,621)

See notes to financial statements.

23

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2022

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $4,992,082)—Note 1(c):
Unaffiliated issuers	132,794,544	106,543,454
Affiliated issuers	5,510,502	5,510,502
Cash		169,813
Cash denominated in foreign currency	107,867	101,888
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		5,157,703
Dividends, interest and securities lending income receivable		1,482,073
Receivable for investment securities sold		965,943
Cash collateral held by broker—Note 4		407,786
Receivable for futures variation margin—Note 4		75,566
Tax reclaim receivable—Note 1(b)		45,924
Receivable for shares of Common Stock subscribed		10,981
Prepaid expenses		25,981
		120,497,614
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		34,229
Liability for securities on loan—Note 1(c)		4,553,899
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		822,621
Payable for shares of Common Stock redeemed		492,742
Payable for investment securities purchased		483,713
Directors’ fees and expenses payable		3,727
Other accrued expenses		179,503
		6,570,434
Net Assets ($)		113,927,180
Composition of Net Assets ($):
Paid-in capital		133,743,381
Total distributable earnings (loss)		(19,816,201)
Net Assets ($)		113,927,180

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	3,870,750	123,796	24,673,147	85,259,487
Shares Outstanding	368,294	12,000	2,334,846	8,049,179
Net Asset Value Per Share ($)	10.51	10.32	10.57	10.59

See notes to financial statements.

24

STATEMENT OF OPERATIONS

Year Ended October 31, 2022

Investment Income ($):
Income:
Interest (net of $9,463 foreign taxes withheld at source)	4,887,536
Dividends:
Unaffiliated issuers	323,758
Affiliated issuers	28,839
Income from securities lending—Note 1(c)	52,971
Total Income	5,293,104
Expenses:
Management fee—Note 3(a)	532,389
Shareholder servicing costs—Note 3(c)	388,683
Professional fees	108,166
Registration fees	62,195
Custodian fees—Note 3(c)	33,021
Prospectus and shareholders’ reports	18,643
Chief Compliance Officer fees—Note 3(c)	17,405
Directors’ fees and expenses—Note 3(d)	8,894
Loan commitment fees—Note 2	2,781
Distribution fees—Note 3(b)	1,162
Interest expense—Note 2	639
Miscellaneous	38,909
Total Expenses	1,212,887
Less—reduction in expenses due to undertaking—Note 3(a)	(297,141)
Less—reduction in fees due to earnings credits—Note 3(c)	(85)
Net Expenses	915,661
Net Investment Income	4,377,443
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(7,003,205)
Net realized gain (loss) on futures	1,363,517
Net realized gain (loss) on options transactions	323,560
Net realized gain (loss) on forward foreign currency exchange contracts	8,153,138
Net Realized Gain (Loss)	2,837,010
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(26,043,166)
Net change in unrealized appreciation (depreciation) on futures	(281,414)
Net change in unrealized appreciation (depreciation) on options transactions	(70,172)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	2,943,305
Net Change in Unrealized Appreciation (Depreciation)	(23,451,447)
Net Realized and Unrealized Gain (Loss) on Investments	(20,614,437)
Net (Decrease) in Net Assets Resulting from Operations	(16,236,994)

See notes to financial statements.

25

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2022	2021
Operations ($):
Net investment income	4,377,443	3,639,923
Net realized gain (loss) on investments	2,837,010	407,466
Net change in unrealized appreciation (depreciation) on investments	(23,451,447)	(1,558,865)
Net Increase (Decrease) in Net Assets Resulting from Operations	(16,236,994)	2,488,524
Distributions ($):
Distributions to shareholders:
Class A	(137,015)	(110,168)
Class C	(4,618)	(4,560)
Class I	(1,501,812)	(654,567)
Class Y	(3,328,068)	(2,480,618)
Total Distributions	(4,971,513)	(3,249,913)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	778,160	611,943
Class C	174	-
Class I	10,332,975	52,066,551
Class Y	30,604,627	19,854,322
Distributions reinvested:
Class A	137,015	109,565
Class C	2,454	2,939
Class I	1,359,080	594,347
Class Y	1,809,391	1,095,473
Cost of shares redeemed:
Class A	(798,108)	(2,021,399)
Class C	(47,640)	(81,725)
Class I	(26,224,184)	(33,822,101)
Class Y	(28,218,407)	(30,082,421)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(10,264,463)	8,327,494
Total Increase (Decrease) in Net Assets	(31,472,970)	7,566,105
Net Assets ($):
Beginning of Period	145,400,150	137,834,045
End of Period	113,927,180	145,400,150

26

	Year Ended October 31,
	2022	2021
Capital Share Transactions (Shares):
Class A
Shares sold	69,716	49,386
Shares issued for distributions reinvested	11,593	8,846
Shares redeemed	(70,390)	(162,472)
Net Increase (Decrease) in Shares Outstanding	10,919	(104,240)
Class C
Shares sold	15	-
Shares issued for distributions reinvested	209	240
Shares redeemed	(4,253)	(6,643)
Net Increase (Decrease) in Shares Outstanding	(4,029)	(6,403)
Class Ia
Shares sold	883,293	4,179,089
Shares issued for distributions reinvested	114,285	47,805
Shares redeemed	(2,373,856)	(2,731,308)
Net Increase (Decrease) in Shares Outstanding	(1,376,278)	1,495,586
Class Ya
Shares sold	2,736,406	1,594,837
Shares issued for distributions reinvested	152,489	88,119
Shares redeemed	(2,506,922)	(2,420,879)
Net Increase (Decrease) in Shares Outstanding	381,973	(737,923)

[a]

During the period ended October 31, 2022, 28,979 Class Y shares representing $330,424 were exchanged for 29,037 Class I shares and during the period ended October 31, 2021, 134,605 Class Y shares representing $1,672,042 were exchanged for 134,708 Class I shares.

See notes to financial statements.

27

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	12.29	12.35	12.48	12.04	12.23
Investment Operations:
Net investment income[a]	.33	.26	.25	.29	.32
Net realized and unrealized gain (loss) on investments	(1.72)	(.05)	.09	.70	(.31)
Total from Investment Operations	(1.39)	.21	.34	.99	.01
Distributions:
Dividends from net investment income	(.23)	(.27)	(.47)	(.55)	(.20)
Dividends from net realized gain on investments	(.16)	-	-	-	-
Total Distributions	(.39)	(.27)	(.47)	(.55)	(.20)
Net asset value, end of period	10.51	12.29	12.35	12.48	12.04
Total Return (%)[b]	(11.66)	1.71	2.77	8.54	.08
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	7.95[c]	6.80[c]	4.86	1.07	1.39
Ratio of net expenses to average net assets	1.05[c]	1.05[c]	1.00	.75	.75
Ratio of net investment income to average net assets	2.92[c]	2.11[c]	2.03	2.42	2.60
Portfolio Turnover Rate	91.91	80.39	94.27	83.73	114.73
Net Assets, end of period ($ x 1,000)	3,871	4,393	5,703	1,900	858

a Based on average shares outstanding.

b Exclusive of sales charge.

c Amounts do not include the expenses of the underlying funds.

See notes to financial statements.

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	Year Ended October 31,
Class C Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	12.07	12.18	12.30	11.86	12.06
Investment Operations:
Net investment income[a]	.24	.17	.19	.25	.24
Net realized and unrealized gain (loss) on investments	(1.69)	(.06)	.06	.64	(.33)
Total from Investment Operations	(1.45)	.11	.25	.89	(.09)
Distributions:
Dividends from net investment income	(.14)	(.22)	(.37)	(.45)	(.11)
Dividends from net realized gain on investments	(.16)	-	-	-	-
Total Distributions	(.30)	(.22)	(.37)	(.45)	(.11)
Net asset value, end of period	10.32	12.07	12.18	12.30	11.86
Total Return (%)[b]	(12.39)	.91	2.06	7.70	(.64)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.92[c]	1.84[c]	1.81	1.85	2.07
Ratio of net expenses to average net assets	1.80[c]	1.80[c]	1.70	1.50	1.50
Ratio of net investment income to average net assets	2.18[c]	1.36[c]	1.59	2.11	2.00
Portfolio Turnover Rate	91.91	80.39	94.27	83.73	114.73
Net Assets, end of period ($ x 1,000)	124	193	273	313	428

a Based on average shares outstanding.

b Exclusive of sales charge.

c Amounts do not include the expenses of the underlying funds.

See notes to financial statements.

29

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	12.36	12.41	12.53	12.09	12.27
Investment Operations:
Net investment income[a]	.37	.29	.24	.32	.37
Net realized and unrealized gain (loss) on investments	(1.74)	(.05)	.13	.71	(.33)
Total from Investment Operations	(1.37)	.24	.37	1.03	.04
Distributions:
Dividends from net investment income	(.26)	(.29)	(.49)	(.59)	(.22)
Dividends from net realized gain on investments	(.16)	-	-	-	-
Total Distributions	(.42)	(.29)	(.49)	(.59)	(.22)
Net asset value, end of period	10.57	12.36	12.41	12.53	12.09
Total Return (%)	(11.45)	1.96	3.06	8.79	.38
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85[b]	.81[b]	.70	.78	1.10
Ratio of net expenses to average net assets	.80[b]	.80[b]	.64	.50	.50
Ratio of net investment income to average net assets	3.17[b]	2.35[b]	2.01	2.63	3.03
Portfolio Turnover Rate	91.91	80.39	94.27	83.73	114.73
Net Assets, end of period ($ x 1,000)	24,673	45,868	27,500	9,827	2,555

a Based on average shares outstanding.

b Amounts do not include the expenses of the underlying funds.

See notes to financial statements.

30

	Year Ended October 31,
Class Y Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	12.38	12.42	12.53	12.09	12.27
Investment Operations:
Net investment income[a]	.38	.32	.33	.37	.33
Net realized and unrealized gain (loss) on investments	(1.73)	(.06)	.05	.66	(.29)
Total from Investment Operations	(1.35)	.26	.38	1.03	.04
Distributions:
Dividends from net investment income	(.28)	(.30)	(.49)	(.59)	(.22)
Dividends from net realized gain on investments	(.16)	-	-	-	-
Total Distributions	(.44)	(.30)	(.49)	(.59)	(.22)
Net asset value, end of period	10.59	12.38	12.42	12.53	12.09
Total Return (%)	(11.30)	2.18	3.07	8.81	.30
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.62[b]	.62[b]	.62	.68	.96
Ratio of net expenses to average net assets	.62[b]	.62[b]	.58	.50	.50
Ratio of net investment income to average net assets	3.36[b]	2.55[b]	2.65	3.00	2.70
Portfolio Turnover Rate	91.91	80.39	94.27	83.73	114.73
Net Assets, end of period ($ x 1,000)	85,259	94,946	104,358	106,649	64,151

a Based on average shares outstanding.

b Amounts do not include the expenses of the underlying funds.

See notes to financial statements.

31

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Dynamic Bond Income Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund’s investment objective is to seek total return (consisting of income and capital appreciation). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized) and Class Y (150 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses

32

on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2022, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held 7,267 Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

33

NOTES TO FINANCIAL STATEMENTS (continued)

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures.

34

Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy. Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	-	60,680,854		-	60,680,854
Exchange-Traded Funds	1,850,691	1,683,490	††	-	3,534,181

35

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)(continued)
Investments in Securities:†(continued)
Foreign Governmental	-	33,835,173	-	33,835,173
Investment Companies	5,510,502	-	-	5,510,502
U.S. Treasury Securities	-	8,356,605	-	8,356,605
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	5,157,703	-	5,157,703
Futures†††	110,842	-	-	110,842
Options Purchased	136,641	-	-	136,641
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	(822,621)	-	(822,621)
Futures†††	(157,216)	-	-	(157,216)

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

36

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of October 31, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2022, BNY Mellon earned $7,222 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At October 31, 2022, BNY Mellon Yield Enhancement Strategy Fund, an affiliate of the fund, held 3,616,970 Class Y shares representing approximately 33.6% of the fund’s net assets.

37

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risk associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Debt Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry or country.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net

38

investment income are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On October 31, 2022, the Board declared a cash dividend of $.119, $.093, $.122 and $.127 per share from undistributed net investment income for Class A, Class C, Class I and Class Y shares, respectively, payable on November 1, 2022, to shareholders of record as of the close of business on October 31, 2022. The ex-dividend date was November 1, 2022.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2022, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2022, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $8,262,267, accumulated capital and other losses $940,784 and unrealized depreciation $27,137,684.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2022. The fund has $791,553 of short-

39

NOTES TO FINANCIAL STATEMENTS (continued)

term capital losses and $67,670 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal years ended October 31, 2022 and October 31, 2021 were as follows: ordinary income $3,139,736 and $3,249,913, and long-term capital gains $1,831,777 and $0, respectively.

(h) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022 (“FASB Effective Date”). Management had evaluated the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the Reference Rate Reform. Management will be adopting ASU 2020-04 and ASU 2021-01 on FASB Effective Date or if amended ASU 2020-04 new extended FASB Effective Date, if any. Management will continue to work with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines. As of October 31, 2022, management believes these accounting standards have no impact on the fund and does not have any concerns of adopting the regulations by FASB Effective Date.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon

40

Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2022 was approximately $20,548 with a related weighted average annualized interest rate of 3.11%.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from November 1, 2021 through March 1, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .80% of the value of the fund’s average daily net assets. On or after March 1, 2023, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $297,141 during the period ended October 31, 2022.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .19% of the value of the fund’s average daily net assets.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended October 31, 2022, Class C shares were charged $1,162 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make

41

NOTES TO FINANCIAL STATEMENTS (continued)

payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2022, Class A and Class C shares were charged $10,113 and $387, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2022, the fund was charged $4,115 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $85.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2022, the fund was charged $33,021 pursuant to the custody agreement.

During the period ended October 31, 2022, the fund was charged $17,405 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $39,226, Distribution Plan fees of $79, Shareholder Services Plan fees of $847, Custodian fees of $15,126, Chief Compliance Officer fees of

42

$5,078 and Transfer Agent fees of $700, which are offset against an expense reimbursement currently in effect in the amount of $26,827.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures, options transactions and forward contracts, during the period ended October 31, 2022, amounted to $118,664,425 and $112,942,616, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination. The SEC recently adopted Rule 18f-4 under the Act, which, effective August 18, 2022, regulates the use of derivatives transactions for certain funds registered under the Act. The fund’s derivative transactions are subject to a value-at-risk leverage limit and certain reporting and other requirements pursuant to a derivatives risk management program adopted by the fund.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2022 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the

43

NOTES TO FINANCIAL STATEMENTS (continued)

contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2022 are set forth in the Statement of Investments.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rates, or as a substitute for an investment. The fund is subject to market risk and interest rate risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if

44

any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options purchased open at October 31, 2022 are set forth in the Statement of Investments. As of October 31, 2022, there were no options written outstanding.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2022 are set forth in the Statement of Investments.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2022 is shown below:

45

NOTES TO FINANCIAL STATEMENTS (continued)

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	247,483	[1,2]	Interest rate risk	(157,216)	[1]
Foreign exchange risk	5,157,703	[3]	Foreign exchange risk	(822,621)	[3]
Gross fair value of derivative contracts	5,405,186			(979,837)

Statement of Assets and Liabilities location:
[1]			Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2]			Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[3]			Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2022 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Total
Interest rate	1,363,517		323,560		-		1,687,077
Foreign exchange	-		-		8,153,138		8,153,138
Total	1,363,517		323,560		8,153,138		9,840,215

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[4]	Options Transactions	[5]	Forward Contracts	[6]	Total
Interest rate	(281,414)		(70,172)		-		(351,586)
Foreign exchange	-		-		2,943,305		2,943,305
Total	(281,414)		(70,172)		2,943,305		2,591,719

Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net change in unrealized appreciation (depreciation) on futures.
[5]	Net change in unrealized appreciation (depreciation) on options transactions.
[6]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset

46

derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2022, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	110,842	(157,216)
Options	136,641	-
Forward contracts	5,157,703	(822,621)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	5,405,186	(979,837)
Derivatives not subject to
Master Agreements	(247,483)	157,216
Total gross amount of assets
and liabilities subject to
Master Agreements	5,157,703	(822,621)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2022:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
CIBC World Markets Corp.	1,026,345		(193,012)	(800,000)		33,333
Citigroup Global Markets Inc.	1,775,410		(56,459)	(1,260,000)		458,951
HSBC Securities (USA) Inc.	31,889		(31,889)	-		-
J.P. Morgan Securities LLC	869,448		(1,152)	(868,296)		-
RBS Securities, Inc.	126,649		(126,649)	-		-
State Street Bank and Trust Company	1,309,474		(262,061)	(1,047,413)		-
UBS Securities LLC	18,488		(18,488)	-		-
Total	5,157,703		(689,710)	(3,975,709)		492,284

47

NOTES TO FINANCIAL STATEMENTS (continued)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
CIBC World Markets Corp.	(193,012)		193,012	-		-
Citigroup Global Markets Inc.	(56,459)		56,459	-		-
HSBC Securities (USA) Inc.	(89,031)		31,889	-		(57,142)
J.P. Morgan Securities LLC	(1,152)		1,152	-		-
RBS Securities, Inc.	(185,086)		126,649	-		(58,437)
State Street Bank and Trust Company	(262,061)		262,061	-		-
UBS Securities LLC	(35,820)		18,488	-		(17,332)
Total	(822,621)		689,710	-		(132,911)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2022:

Average Market Value ($)
Interest rate futures	13,412,995
Interest rate options contracts	81,398
Forward contracts	115,945,831

At October 31, 2022, the cost of investments for federal income tax purposes was $139,590,456; accordingly, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $27,091,543, consisting of $5,253,598 gross unrealized appreciation and $32,345,141 gross unrealized depreciation.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Global Dynamic Bond Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Global Dynamic Bond Income Fund (the “Fund”) (one of the funds constituting BNY Mellon Advantage Funds, Inc.), including the statement of investments, as of October 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Advantage Funds, Inc.) at October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 27, 2022

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IMPORTANT TAX INFORMATION (Unaudited)

The fund hereby reports $.1562 per share as a long-term capital gain distribution paid on December 21, 2021.

50

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (79)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 94

———————

Peggy C. Davis (79)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 33

———————

Gina D. France (64)

Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004-2016)

No. of Portfolios for which Board Member Serves: 23

———————

Joan Gulley (75)

Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 40

———————

52

Robin A. Melvin (59)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois, Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 72

———————

Michael D. DiLecce (60)

Advisory Board Member (2022)

Principal Occupation During Past 5 Years:

• Retired since July 2022. Global Asset Management Assurance Leader, Ernst & Young LLP (2015-2022)

• Americas Regional Talent Managing Partner for Ernst & Young’s Financial Service Practice (2017-2021)

• Partner, Ernst & Young LLP (1997-2022)

No. of Portfolios for which Board Member Serves: 23

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

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OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 55 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 44 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 47 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

54

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 55 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Vice President and Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President and Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 46 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 55 investment companies (comprised of 115 portfolios) managed by the Adviser. He is 65 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 48 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 54 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Global Dynamic Bond Income Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DGDAX Class C: DGDCX Class I: DGDIX Class Y: DGDYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 6298AR1022

BNY Mellon Global Real Return Fund

ANNUAL REPORT October 31, 2022

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2021, through October 31, 2022, as provided by portfolio managers Aron Pataki and Andrew Warwick of Newton Investment Management Limited, sub-adviser.

Market and Fund Performance Overview

For the 12-month period ended October 31, 2022, the BNY Mellon Global Real Return Fund’s (the “fund”) Class A shares produced a total return of −10.16%, Class C shares returned −10.84%, Class I shares returned −9.97% and Class Y shares returned −9.87%.1 In comparison, the fund’s benchmark, the FTSE One-Month U.S. Treasury Bill Index, and the fund’s performance baseline benchmark, the USD 30-day Compounded SOFR, produced total returns of .84% and .86%, respectively, for the same period.2,3

Global equity and fixed-income markets lost ground during the reporting period amid sharply rising inflation, tightening central bank policies and uncertainties related to Russia’s invasion of Ukraine. The fund underperformed its benchmark, largely due to the negative impact of positions in its return-seeking core, particularly global equity exposure.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund uses an actively managed, multi-asset strategy to produce absolute or real returns with less volatility than major equity markets over a complete market cycle, typically a period of five years. Rather than trying to track a benchmark index, the fund seeks to provide returns that are largely independent of market moves.

The fund allocates its investments among global equities, bonds and cash, and, generally to a lesser extent, other asset classes, including real estate, commodities, currencies, and alternative or non-traditional asset classes and strategies, primarily those accessed through derivative instruments.

The fund’s portfolio managers combine a top-down approach, emphasizing economic trends and current investment themes on a global basis, with bottom-up security selection, based on fundamental research, to allocate the fund’s investments among and within asset classes. In choosing investments, the portfolio managers consider key trends in global economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as changing demographics, the impact of new technologies and the globalization of industries and brands; relative valuations of equity securities, bonds and cash; long-term trends in currency movements; and company fundamentals.

Interest Rate Hikes Undermine Global Markets

International bond investors faced turbulent geopolitical, macroeconomic and market conditions during the reporting period. Inflationary pressures increased early in the period due to pandemic-related government stimulus and accommodative monetary policies, along with rising commodity prices and supply-chain bottlenecks. These pressures intensified in February 2022 when Russia attacked Ukraine, causing already elevated energy and commodity prices to spike higher, while prices for fixed-income securities and non-commodity-related equities sharply declined. Outbreaks of the Omicron variant of COVID-19 led to lockdowns of varying severity and duration across the globe, particularly in China, interrupting economic activity while adding to supply-chain strains and further exacerbating inflation.

Despite the risks to growth from war and pandemic, central banks felt compelled to act to try to curb inflation. Numerous rate increases took place globally, with more priced in by financial markets. Several central banks also began the process of quantitative tightening. As the period progressed, recessionary fears took center stage, stemming from the pressure of rising prices on consumers, together with declining consumer confidence and the secondary-order effects of rising interest rates on areas such as the housing market. These conditions produced a distinctly unfavorable backdrop for both bonds and equities, with no real safe havens other than the U.S. dollar. International bond prices (as viewed in U.S. dollar terms) and equities of non-U.S. multinational corporations were further undermined by the steadily rising value of the U.S. dollar relative to most of the world’s currencies.

Global Equities and Hedges Detract from Relative Performance

The fund took several steps to respond to the evolving market environment during the reporting period. We reduced the size of the fund’s return-seeking core, reflecting our more cautious view on markets, primarily by paring back physical equity exposure and dialing up direct equity-market protection. Moreover, given the sensitivity of the fund’s growth compounder equities to rising bond yields, we took steps to tilt the equity mix from growth-oriented stocks to more value and defensively oriented positions. Within the fund’s stabilizing layer, we reintroduced developed-market government bond duration as bond prices fell, and yields soared. Some of the cash raised from equity sales was deployed into short-dated and longer-dated U.S. Treasuries, as well as Australasian government debt. In addition, we increased the fund’s gold position at the onset of the Russia/Ukraine conflict as a hedge against geopolitical risk. On the derivatives front, we elected to increase protection by expanding the scale of the fund’s short futures positions.

In spite of these moves, the fund’s relative performance suffered amid the sharp, broad-based declines witnessed across all major asset classes during the period. The fund’s return-seeking core detracted most significantly from performance, primarily due to global equity exposure. Key detractors included China-exposed stocks Prudential, Alibaba Group and AIA Group, which were hurt by stringent, renewed COVID-19-related lockdowns imposed by the Chinese government. Other security-level weakness involved long-duration growth stocks, such as Microsoft, affected by rising discount rates. Within the fund’s stabilizing layer, indirect hedges detracted from performance as well, with government bond exposure undermined by stubbornly high inflation and resolutely tight central bank monetary policy, and gold exposure by rising real rates and the dollar’s parabolic ascent.

On the positive side, the fund enhanced relative returns through stock selection, primarily among energy-sector holdings such as ConocoPhillips, Marathon Petroleum and Shell. As geopolitical risks increased and defense spending rose, defense-related holdings also bolstered returns, led by BAE Systems and Lockheed Martin. Performance benefited further from the decision to fully hedge the fund back to the U.S. dollar and to adopt a substantially overweight position in the U.S. dollar by shorting the euro and pound sterling against physical assets held. Finally, the fund’s put option protection cushioned the impact of market volatility, particularly in the second quarter of 2022 and in September, when market selloffs threatened to turn into mini-liquidity events.

Maintaining a Prudent Approach

While the market has derated to a considerable degree thus far, the trend may yet have further to run. In many pockets, valuations still look stretched in the prevailing environment of sticky inflation. In addition, corporate earnings appear threatened as increasingly cost-conscious consumers and other factors squeeze company profits.

As of October 31, 2022, the fund’s net equity stands close to historic lows, with significant direct protection, primarily through short futures on a range of equity market indices. Alternatives and corporate bonds also provide helpful diversification. Alternatives, in particular, offer return

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

streams that are relatively uncorrelated with traditional assets in areas such as energy storage, renewable energy and green infrastructure. In the fund’s stabilizing layer, government bond exposure has recently been increased, reflecting a more favorable outlook for fixed income, given the increased probability of a recessionary outcome. Gold exposure continues to provide a hedge against geopolitical risk and monetary debasement.

We believe we have proven our ability to be flexible and dynamic in our allocation of the fund’s assets, and active and discerning in our security selection through the lens of our thematic framework. We expect to continue pursuing a prudent investment approach in this challenging environment, remaining ‘battened down’ in terms of the fund’s level of direct and indirect protection.

November 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 1, 2023, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: FactSet — The USD 1-Month SOFR + 4% per annum Index reflects the Performance Aim for the strategy underlying the fund, over five-year periods (gross of fees). Intrinsic to absolute return funds is an unconstrained investment approach and an internal performance measurement against a goal that reflects portfolio construction focused on risk management and that is designed to deliver positive returns in changing market environments. By contrast, more traditional “relative return” funds are managed to and measured against broad-based benchmark indices, rather than against “absolute” measures of principal risk. SOFR represents the rate at which the world’s most preferred borrowers are able to borrow money and serves as a benchmark for short-term interest rates. Effective November 1, 2021, the fund’s designated performance baseline benchmark changed from USD 1-Month LIBOR to USD 30-day Compounded SOFR. Investors cannot invest directly in any index.

3 Source: Lipper, Inc. — The FTSE One-Month U.S. Treasury Bill Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Small and midsized company stocks tend to be more volatile and less liquid than larger company stocks as these companies are less established and have more volatile earnings histories.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

Because the fund seeks to provide exposure to alternative or non-traditional (i.e., satellite) asset categories or investment strategies, the fund’s performance will be linked to the performance of these highly volatile asset categories and strategies. Accordingly, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of fund shares.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, and Class I shares of BNY Mellon Global Real Return Fund with a hypothetical investment of $10,000 in the FTSE One-Month U.S. Treasury Bill Index.

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares, and Class I shares of BNY Mellon Global Real Return Fund on 10/31/12 to a hypothetical investment of $10,000 made in the FTSE One-Month U.S. Treasury Bill Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares, and Class I shares. The FTSE One-Month U.S. Treasury Bill Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, and Class I shares of BNY Mellon Global Real Return Fund with a hypothetical investment of $10,000 in the USD 30-day Compounded SOFR.

† Source: FactSet

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares, and Class I shares of BNY Mellon Global Real Return Fund on 11/1/21 to a hypothetical investment of $10,000 made in the USD 30-day Compounded SOFR on that date. All dividends and capital gain distributions are reinvested.

Effective 11/1/2021, the fund changed its benchmark from USD 1-Month LIBOR to the USD 30-day Compounded SOFR. Performance information for the fund versus the USD 30-day Compounded SOFR is included in the graph and table on the next page.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares, and Class I shares. The USD 1-Month SOFR + 4% per annum Index reflects the Performance Aim for the strategy underlying the fund, over five-year periods (gross of fees). Intrinsic to absolute return funds is an unconstrained investment approach and an internal performance measurement against a goal that reflects portfolio construction focused on risk management and that is designed to deliver positive returns in changing market environments. By contrast, more traditional “relative return” funds are managed to and measured against broad-based benchmark indices, rather than against “absolute” measures of principal risk. SOFR represents the rate at which the world’s most preferred borrowers are able to borrow money and serves as a benchmark for short-term interest rates. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Global Real Return Fund with a hypothetical investment of $1,000,000 in the FTSE One-Month U.S. Treasury Bill Index.

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon Global Real Return Fund on 10/31/12 to a hypothetical investment of $1,000,000 made in the FTSE One-Month U.S. Treasury Bill Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The FTSE One-Month U.S. Treasury Bill Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Global Real Return Fund with a hypothetical investment of $1,000,000 in the USD 30-day Compounded SOFR.

† Source: FactSet

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon Global Real Return Fund on 11/1/21 to a hypothetical investment of $1,000,000 made in the USD 30-day Compounded SOFR on that date. All dividends and capital gain distributions are reinvested.

Effective 11/1/2021, the fund changed its benchmark from USD 1-Month LIBOR to the USD 30-day Compounded SOFR. Performance information for the fund versus the USD 30-day Compounded SOFR is included in the graph and table on the next page. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The USD 1-Month SOFR + 4% per annum Index reflects the Performance Aim for the strategy underlying the fund, over five-year periods (gross of fees). Intrinsic to absolute return funds is an unconstrained investment approach and an internal performance measurement against a goal that reflects portfolio construction focused on risk management and that is designed to deliver positive returns in changing market environments. By contrast, more traditional “relative return” funds are managed to and measured against broad-based benchmark indices, rather than against “absolute” measures of principal risk. SOFR represents the rate at which the world’s most preferred borrowers are able to borrow money and serves as a benchmark for short-term interest rates. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/2022
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	5/12/10	-15.31%	2.15%	2.63%
without sales charge	5/12/10	-10.16%	3.37%	3.24%
Class C shares
with applicable redemption charge†	5/12/10	-11.72%	2.57%	2.46%
without redemption	5/12/10	-10.84%	2.57%	2.46%
Class I shares	5/12/10	-9.97%	3.60%	3.50%
Class Y shares	7/1/13	-9.87%	3.70%	3.58%††
FTSE One-Month U.S. Treasury Bill Index		.84%	1.10%	.64%
USD 30-Day Compounded SOFR	11/1/21	.86%	-	-

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Real Return Fund from May 1, 2022 to October 31, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.38	$9.21	$4.34	$3.90
Ending value (after expenses)	$957.00	$953.20	$957.80	$958.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.55	$9.50	$4.48	$4.02
Ending value (after expenses)	$1,019.71	$1,015.78	$1,020.77	$1,021.22
†

Expenses are equal to the fund’s annualized expense ratio of 1.09% for Class A, 1.87% for Class C, .88% for Class I and .79% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

CONSOLIDATED STATEMENT OF INVESTMENTS

October 31, 2022

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 36.6%
Australia - 1.6%
Australia, Sr. Unscd. Bonds, Ser. 144	AUD	3.75	4/21/2037	45,513,000		28,390,926
Australia, Sr. Unscd. Bonds, Ser. 150	AUD	3.00	3/21/2047	50,670,000		26,899,373
					55,290,299
Curacao - 3.3%
Merrill Lynch International & Co. CV, Structured Notes, Ser. 3		0.00	1/24/2025	118,657,400	[b]	117,352,169
France - .2%
Altice France SA, Sr. Scd. Bonds	EUR	4.13	1/15/2029	4,944,000		3,787,483
Banijay Entertainment SASU, Sr. Scd. Notes		5.38	3/1/2025	500,000	[c]	464,055
Iliad Holding SASU, Sr. Scd. Notes	EUR	5.63	10/15/2028	5,576,000		4,962,051
					9,213,589
Germany - .1%
TK Elevator Midco GmbH, Sr. Scd. Bonds	EUR	4.38	7/15/2027	2,718,000		2,283,901
Italy - .6%
Intesa Sanpaolo SPA, Gtd. Notes		7.70	9/17/2025	9,506,000	[c,d]	8,252,949
UniCredit SPA, Jr. Sub. Bonds		8.00	6/3/2024	5,625,000	[d]	5,276,953
UniCredit SPA, Jr. Sub. Notes	EUR	3.88	6/3/2027	8,882,000	[d]	6,245,201
					19,775,103
Luxembourg - .1%
Summer BC Holdco B Sarl, Sr. Scd. Bonds	EUR	5.75	10/31/2026	6,583,000		5,658,796
Mexico - .4%
Sigma Alimentos SA de CV, Gtd. Notes		4.13	5/2/2026	13,823,000		12,760,702
Netherlands - .1%
Ziggo BV, Sr. Scd. Bonds	EUR	2.88	1/15/2030	3,571,000		2,773,875
Spain - .7%
Banco Bilbao Vizcaya Argentaria SA, Jr. Sub. Bonds	EUR	5.88	9/24/2023	6,000,000	[d]	5,637,709
Banco Bilbao Vizcaya Argentaria SA, Jr. Sub. Notes	EUR	6.00	3/29/2024	7,200,000	[d]	6,863,479
Banco Santander SA, Jr. Sub. Bonds	EUR	4.75	3/19/2025	7,800,000	[d]	6,480,603
Banco Santander SA, Jr. Sub. Bonds	EUR	5.25	9/29/2023	5,200,000	[d]	4,786,166
					23,767,957
United Kingdom - 5.0%
Barclays Bank PLC, Structured Notes, Ser. DMTQ		0.00	11/10/2023	71,827,500	[b]	76,577,049
Barclays Bank PLC, Structured Notes, Ser. F11A		0.00	11/13/2023	71,827,500	[b]	74,349,415

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 36.6% (continued)
United Kingdom - 5.0% (continued)
Lloyds Banking Group PLC, Jr. Sub. Bonds	EUR	4.95	6/27/2025	8,562,000	[d,e]	7,877,560
Lloyds Banking Group PLC, Sr. Unscd. Notes	GBP	2.25	10/16/2024	8,469,000		9,134,108
Vmed O2 UK Financing I PLC, Sr. Scd. Bonds	GBP	4.00	1/31/2029	7,588,000		7,125,287
					175,063,419
United States - 24.5%
AT&T Inc., Sr. Unscd. Notes	GBP	2.90	12/4/2026	1,381,000		1,435,772
Ball Corp., Gtd. Notes		2.88	8/15/2030	6,402,000		4,982,676
CCO Holdings LLC, Sr. Unscd. Notes		5.50	5/1/2026	3,125,000	[c]	3,012,078
Sprint Capital Corp., Gtd. Notes		8.75	3/15/2032	4,597,000		5,401,682
Sprint Corp., Gtd. Notes		7.13	6/15/2024	3,786,000		3,832,534
U.S. Treasury Bonds		3.25	5/15/2042	99,560,600		84,206,489
U.S. Treasury Floating Rate Notes, 3 Month U.S. T-BILL +0.04%		4.15	10/31/2023	390,800,000	[f]	391,149,711
U.S. Treasury Floating Rate Notes, 3 Month U.S. T-BILL -0.08%		4.04	4/30/2024	75,000,000	[f]	74,891,089
U.S. Treasury Notes		2.50	4/30/2024	300,797,100	[e]	291,561,690
United Airlines Inc., Sr. Scd. Notes		4.38	4/15/2026	1,224,000	[c]	1,119,370
					861,593,091
Total Bonds and Notes (cost $1,340,176,105)				1,285,532,901
Description				Shares		Value ($)
Common Stocks - 39.6%
Australia - .4%
OZ Minerals Ltd.				610,138		9,365,383
The Star Entertainment Group Ltd.				3,375,043	[g]	6,323,562
					15,688,945
Canada - 1.2%
Alamos Gold Inc., Cl. A				2,277,356		17,968,339
Barrick Gold Corp.				1,566,911	[e]	23,550,672
					41,519,011
China - 1.0%
LONGi Green Energy Technology Co., CI. A				2,303,319		15,151,456
NARI Technology Co., Cl. A				2,205,288		7,376,480
Yum China Holdings Inc.				334,050		13,812,968
					36,340,904
Denmark - .3%
Orsted AS				108,930	[c]	8,975,474
Finland - .4%
Neste OYJ				315,040		13,791,625

Description	Shares	Value ($)
Common Stocks - 39.6% (continued)
France - 1.2%
LVMH SE	30,094	18,985,584
Sanofi	266,163	22,982,291
		41,967,875
Germany - 1.0%
Bayer AG	666,488	35,061,951
Guernsey - .0%
Amedeo Air Four Plus Ltd.	2,136,949	845,310
Hong Kong - 1.0%
AIA Group Ltd.	3,041,800	22,970,756
Link REIT	2,153,100	12,738,002
		35,708,758
India - .5%
Housing Development Finance Corp.	586,789	17,493,928
Ireland - 3.0%
Accenture PLC, Cl. A	37,905	10,761,230
ICON PLC	129,012	[g] 25,523,734
Medtronic PLC	300,825	26,274,055
Ryanair Holdings PLC, ADR	334,159	[g] 23,020,213
Trane Technologies PLC	126,260	20,154,884
		105,734,116
Israel - .5%
SolarEdge Technologies Inc.	73,310	[g] 16,863,499
Japan - .3%
Sony Group Corp.	129,600	8,775,560
Netherlands - 1.0%
ASML Holding NV	36,878	17,384,951
Universal Music Group NV	896,300	17,563,649
		34,948,600
South Korea - .6%
Samsung SDI Co.	42,434	21,886,124
Switzerland - 2.0%
Alcon Inc.	248,828	15,135,791
Lonza Group AG	35,484	18,241,917
Nestle SA	336,228	36,595,519
		69,973,227
United Kingdom - 10.2%
3i Group PLC	899,864	11,962,925
Anglo American PLC	259,880	7,774,123
AstraZeneca PLC	426,681	50,058,440
BAE Systems PLC	3,990,646	37,270,795
Burberry Group PLC	723,549	15,060,253
Diageo PLC	593,312	24,459,934
Informa PLC	2,460,923	15,680,068

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description				Shares	Value ($)
Common Stocks - 39.6% (continued)
United Kingdom - 10.2% (continued)
Linde PLC				87,871	26,128,442
Prudential PLC				1,583,018	14,692,368
RELX PLC				1,092,550	29,375,582
SDCL Energy Efficiency Income Trust PLC				18,719,270	21,545,412
Shell PLC				2,334,363	64,704,131
Unilever PLC				839,037	38,301,316
					357,013,789
United States - 15.0%
Bank of America Corp.				834,930	30,090,877
Booking Holdings Inc.				15,187	[g] 28,391,793
CME Group Inc.				120,287	20,845,737
ConocoPhillips				664,427	83,777,600
Dominion Energy Inc.				526,952	36,870,831
Ecolab Inc.				95,314	14,970,970
Eli Lilly & Co.				66,383	24,036,621
Exelon Corp.				1,034,768	39,931,697
Hess Corp.				155,076	21,878,122
Hubbell Inc.				109,576	26,022,108
Lockheed Martin Corp.				90,765	44,173,510
Marathon Petroleum Corp.				144,648	16,434,906
Microsoft Corp.				139,330	32,342,673
Newmont Corp.				501,816	21,236,853
NextEra Energy Inc.				207,422	16,075,205
Norfolk Southern Corp.				66,543	15,176,462
TE Connectivity Ltd.				95,435	11,665,020
The Cooper Companies				97,063	26,536,053
The Goldman Sachs Group Inc.				49,274	16,975,386
					527,432,424
Total Common Stocks (cost $1,371,505,318)				1,390,021,120
Description /Number of Contracts	Exercise Price		Expiration Date	Notional Amount ($)	[a] Value ($)
Options Purchased - 1.4%
Call Options - .7%
Dax Index, Contracts 2,908	EUR	13,200	12/16/2022	191,928,000	6,852,649
Euro Stoxx 50 Price EUR, Contracts 10,693	EUR	3,600	12/16/2022	384,948,000	13,219,764
FTSE 100 Index, Contracts 3,928	GBP	7,500	12/16/2022	294,600,000	1,216,250
Hang Seng Index December Future, Contracts 3,038	HKD	22,000	12/16/2022	3,341,800,000	19,352
S&P 500 Index, Contracts 939		4,200	12/16/2022	394,380,000	2,464,875
					23,772,890

Description /Number of Contracts	Exercise Price	Expiration Date	Notional Amount ($)	[a]	Value ($)
Options Purchased - 1.4% (continued)
Put Options - .7%
S&P 500 Index, Contracts 416	4,500	11/18/2022	187,200,000		25,937,600
Total Options Purchased (cost $83,409,802)			49,710,490
Description			Shares
Exchange-Traded Funds - 6.4%
United States - 6.4%
iShares Gold Trust			3,648,279	[g,h]	113,023,683
SPDR Gold Shares			743,665	[g,h]	112,970,150
U.S. Copper Index Fund			3,471	[g,h]	70,635
Total Exchange-Traded Funds (cost $249,376,351)			226,064,468
	1-Day Yield (%)
Investment Companies - 7.5%
Closed-end Investment Companies - 5.0%
BBGI Global Infrastructure SA			5,358,752		9,731,631
Cordiant Digital Infrastructure Fund Ltd.			9,230,593	[c,e]	9,156,582
Greencoat UK Wind PLC			18,901,726	[e]	31,452,601
JLEN Environmental Assets Group Ltd. Foresight Group Holdings			4,341,058		6,163,314
Riverstone Credit Opportunities Income PLC			3,871,998		3,232,274
The Aquila European Renewables Income Fund PLC			19,049,880		16,625,614
The BioPharma Credit Fund PLC			19,756,560		18,946,541
The Gresham House Energy Storage Fund PLC			7,841,693	[e]	14,555,792
The Hipgnosis Songs Fund Ltd.			12,996,706		13,116,068
The Octopus Renewables Infrastructure Trust Fund PLC			19,607,364	[e]	23,520,068
The Renewables Infrastructure Group Ltd.			13,487,442		20,142,581
US Solar Fund PLC			12,016,238		10,105,444
				176,748,510
Registered Investment Companies - 2.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	3.23		86,218,287	[i]	86,218,287
Total Investment Companies (cost $286,995,273)			262,966,797

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $12,105,169)	3.23	12,105,169	[i] 12,105,169
Total Investments (cost $3,343,568,018)		91.9%	3,226,400,945
Cash and Receivables (Net)		8.1%	286,018,490
Net Assets		100.0%	3,512,419,435

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

SPDR—Standard & Poor's Depository Receipt

AUD—Australian Dollar

EUR—Euro

GBP—British Pound

HKD—Hong Kong Dollar

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security issued with a zero coupon. Income is recognized through the accretion of discount.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2022, these securities were valued at $30,980,508 or .88% of net assets.

d Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

e Security, or portion thereof, on loan. At October 31, 2022, the value of the fund’s securities on loan was $206,783,605 and the value of the collateral was $214,988,398, consisting of cash collateral of $12,105,169 and U.S. Government & Agency securities valued at $202,883,229. In addition, the value of collateral may include pending sales that are also on loan.

f Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

g Non-income producing security.

h These securities are wholly-owned by the Subsidiary referenced in Note 1.

i Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
U.S. Treasury Securities	24.0
Investment Companies	14.3
Health Care	6.9
Banks	6.9
Energy	6.6
Diversified Financials	5.5
Utilities	2.9
Aerospace & Defense	2.3
Metals & Mining	2.3
Foreign Governmental	1.6
Options Purchased	1.4
Food Products	1.4
Telecommunication Services	1.4
Chemicals	1.2
Consumer Staples	1.1
Electronic Components	1.1
Insurance	1.1
Consumer Durables & Apparel	1.0
Consumer Discretionary	.9
Information Technology	.9
Industrial	.9
Commercial & Professional Services	.8
Internet Software & Services	.8
Beverage Products	.7
Airlines	.7
Media	.6
Semiconductors & Semiconductor Equipment	.5
Transportation	.4
Retailing	.4
Real Estate	.4
Financials	.3
Technology Hardware & Equipment	.3
Advertising	.2
Materials	.1
91.9

† Based on net assets.

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Affiliated Issuers
Description	Value ($) 10/31/2021	Purchases ($)†	Sales ($)	Value ($) 10/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - 2.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 2.5%	395,768,872	3,540,796,852	(3,850,347,437)	86,218,287	1,998,016
Investment of Cash Collateral for Securities Loaned - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .4%	33,593,991	807,908,107	(829,396,929)	12,105,169	231,254	††
Total - 2.9%	429,362,863	4,348,704,959	(4,679,744,366)	98,323,456	2,229,270

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized (Depreciation) ($)
Futures Long
Australian 10 Year Bond	1,184	12/15/2022	90,817,120[a]	89,731,541	(1,085,579)
U.S. Treasury Long Bond	1,113	12/20/2022	149,276,095	134,116,500	(15,159,595)
Futures Short
DAX	352	12/16/2022	108,095,132[a]	115,569,117	(7,473,985)
DJ Euro Stoxx 50	6,843	12/16/2022	227,407,439[a]	244,670,678	(17,263,239)
E-mini Nasdaq-100	617	12/16/2022	140,576,107	141,259,065	(682,958)
Standard & Poor's 500 E-mini	3,114	12/16/2022	597,888,620	604,583,100	(6,694,480)
Gross Unrealized Depreciation				(48,359,836)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to consolidated financial statements.

Options Written
Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount	[a]	Value ($)
Call Options:
Dax Index, Contracts 2,908	13,800	12/16/2022	200,652,000	EUR	(2,895,384)
Euro Stoxx 50 Price EUR, Contracts 10,693	3,800	12/16/2022	406,334,000	EUR	(4,311,482)
FTSE 100 Index, Contracts 3,928	7,800	12/16/2022	306,384,000	GBP	(180,185)
Hang Seng Index December Future, Contracts 3,038	24,000	12/16/2022	3,645,600,000	HKD	(19,352)
S&P 500 Index, Contracts 939	4,500	12/16/2022	422,550,000		(337,101)
Put Options:
Dax Index, Contracts 1,470	11,500	11/18/2022	84,525,000	EUR	(78,447)
Hang Seng Index December Future, Contracts 914	17,000	12/16/2022	776,900,000	HKD	(14,118,145)
S&P 500 Index, Contracts 503	3,625	11/18/2022	182,337,500		(892,825)
S&P 500 Index, Contracts 416	4,200	11/18/2022	174,720,000		(13,376,480)
Total Options Written (premiums received $49,780,308)					(36,209,401)

a Notional amount stated in U.S. Dollars unless otherwise indicated.

EUR—Euro

GBP—British Pound

HKD—Hong Kong Dollar

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
CIBC World Markets Corp.
United States Dollar	89,213,090	Hong Kong Dollar	699,029,170	11/16/2022	132,003
Japanese Yen	854,952,027	United States Dollar	5,751,748	11/16/2022	8,118
Euro	19,248,532	United States Dollar	18,969,846	1/13/2023	173,368
United States Dollar	3,556,380	Australian Dollar	5,649,643	12/15/2022	(62,671)
J.P. Morgan Securities LLC
Hong Kong Dollar	68,966,589	United States Dollar	8,790,309	11/16/2022	(1,522)
United States Dollar	372,352	Hong Kong Dollar	2,921,133	11/16/2022	96
RBS Securities, Inc.
British Pound	14,078,479	United States Dollar	15,896,151	1/13/2023	291,859
United States Dollar	5,643,542	Euro	5,760,180	1/13/2023	(85,121)
State Street Bank and Trust Company
United States Dollar	552,318,956	British Pound	498,846,142	1/13/2023	(21,274,719)
Hong Kong Dollar	412,241,914	United States Dollar	52,536,644	11/16/2022	(2,416)
United States Dollar	18,616,381	Japanese Yen	2,492,370,371	11/16/2022	1,825,123
United States Dollar	16,017,351	South Korean Won	20,956,781,930	11/16/2022	1,305,042
British Pound	1,660,561	United States Dollar	1,843,883	1/13/2023	65,498
United States Dollar	4,529,118	British Pound	3,900,955	1/13/2023	43,641
United States Dollar	40,192,684	Chinese Yuan Renminbi	289,186,362	1/13/2023	358,277
Euro	18,904,227	United States Dollar	18,549,113	1/13/2023	251,680
United States Dollar	1,002,439,011	Euro	1,024,779,648	1/13/2023	(16,733,577)
United States Dollar	27,638,011	Indian Rupee	2,306,723,652	1/13/2023	(62,680)
United States Dollar	8,326,283	Danish Krone	61,838,472	12/15/2022	86,190
United States Dollar	106,436,490	Australian Dollar	157,094,952	12/15/2022	5,804,533
United States Dollar	23,002,838	Swiss Franc	22,856,315	11/16/2022	138,301

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
UBS Securities LLC
United States Dollar	4,001,432	Hong Kong Dollar	31,383,689	11/16/2022	2,038
United States Dollar	52,074,158	Swiss Franc	49,258,168	11/16/2022	2,798,270
Gross Unrealized Appreciation					13,284,037
Gross Unrealized Depreciation					(38,222,706)

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

October 31, 2022

	Cost	Value
Assets ($):
Investments in securities—See Consolidated Statement of Investments (including securities on loan, valued at $206,783,605)—Note 1(c):
Unaffiliated issuers	3,245,244,562	3,128,077,489
Affiliated issuers	98,323,456	98,323,456
Cash		518,998
Cash denominated in foreign currency	22,451,653	22,423,011
Cash collateral held by broker—Note 4		320,169,013
Receivable for investment securities sold		13,782,495
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		13,284,037
Receivable for shares of Common Stock subscribed		5,833,447
Dividends, interest and securities lending income receivable		5,509,247
Receivable for futures variation margin—Note 4		4,988,074
Tax reclaim receivable—Note 1(b)		2,272,909
Prepaid expenses		74,960
		3,615,257,136
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		2,494,292
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		38,222,706
Outstanding options written, at value (premiums received $49,780,308)—Note 4		36,209,401
Payable for shares of Common Stock redeemed		12,877,327
Liability for securities on loan—Note 1(c)		12,105,169
Payable for investment securities purchased		297,548
Foreign capital gains tax payable—Note 1(b)		62,170
Directors’ fees and expenses payable		47,424
Other accrued expenses		521,664
		102,837,701
Net Assets ($)		3,512,419,435
Composition of Net Assets ($):
Paid-in capital		3,448,172,511
Total distributable earnings (loss)		64,246,924
Net Assets ($)		3,512,419,435

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	67,258,847	30,938,836	2,479,354,516	934,867,236
Shares Outstanding	4,312,632	2,053,968	158,264,366	59,542,740
Net Asset Value Per Share ($)	15.60	15.06	15.67	15.70

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended October 31, 2022

Investment Income ($):
Income:
Dividends (net of $1,263,523 foreign taxes withheld at source):
Unaffiliated issuers	48,927,364
Affiliated issuers	1,997,760
Interest (net of $7,599 foreign taxes withheld at source)	18,775,522
Income from securities lending—Note 1(c)	231,254
Total Income	69,931,900
Expenses:
Management fee—Note 3(a)	28,293,935
Shareholder servicing costs—Note 3(c)	2,917,284
Subsidiary management fees—Note 3(a)	690,692
Custodian fees—Note 3(c)	346,404
Distribution fees—Note 3(b)	268,425
Directors’ fees and expenses—Note 3(d)	257,909
Prospectus and shareholders’ reports	242,597
Professional fees	229,749
Registration fees	156,352
Loan commitment fees—Note 2	64,987
Chief Compliance Officer fees—Note 3(c)	17,405
Miscellaneous	142,861
Total Expenses	33,628,600
Less—reduction in expenses due to undertaking—Note 3(a)	(690,692)
Less—reduction in fees due to earnings credits—Note 3(c)	(465)
Net Expenses	32,937,443
Net Investment Income	36,994,457
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	68,526,059
Net realized gain (loss) on futures	(31,884,079)
Net realized gain (loss) on options transactions	(36,078,610)
Net realized gain (loss) on forward foreign currency exchange contracts	308,738,991
Net Realized Gain (Loss)	309,302,361
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(673,137,867)
Net change in unrealized appreciation (depreciation) on futures	(41,933,755)
Net change in unrealized appreciation (depreciation) on options transactions	(5,305,994)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(27,865,879)
Net Change in Unrealized Appreciation (Depreciation)	(748,243,495)
Net Realized and Unrealized Gain (Loss) on Investments	(438,941,134)
Net (Decrease) in Net Assets Resulting from Operations	(401,946,677)

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2022	2021
Operations ($):
Net investment income	36,994,457	29,839,814
Net realized gain (loss) on investments	309,302,361	138,850,013
Net change in unrealized appreciation (depreciation) on investments	(748,243,495)	279,307,567
Net Increase (Decrease) in Net Assets Resulting from Operations	(401,946,677)	447,997,394
Distributions ($):
Distributions to shareholders:
Class A	(1,127,100)	(561,895)
Class C	(323,421)	(154,628)
Class I	(44,698,030)	(30,566,690)
Class Y	(17,354,043)	(13,223,639)
Total Distributions	(63,502,594)	(44,506,852)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	27,034,005	40,595,185
Class C	5,592,727	11,777,126
Class I	1,271,023,808	1,208,545,792
Class Y	287,258,281	273,834,891
Distributions reinvested:
Class A	957,949	539,652
Class C	267,073	126,788
Class I	40,958,007	28,393,091
Class Y	7,030,103	6,310,075
Cost of shares redeemed:
Class A	(24,731,219)	(15,565,669)
Class C	(8,374,910)	(5,651,629)
Class I	(1,167,656,312)	(783,999,472)
Class Y	(254,893,681)	(260,449,611)
Increase (Decrease) in Net Assets from Capital Stock Transactions	184,465,831	504,456,219
Total Increase (Decrease) in Net Assets	(280,983,440)	907,946,761
Net Assets ($):
Beginning of Period	3,793,402,875	2,885,456,114
End of Period	3,512,419,435	3,793,402,875

	Year Ended October 31,
	2022	2021
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	1,620,821	2,397,868
Shares issued for distributions reinvested	55,086	32,667
Shares redeemed	(1,509,395)	(915,321)
Net Increase (Decrease) in Shares Outstanding	166,512	1,515,214
Class Ca,b
Shares sold	341,648	715,629
Shares issued for distributions reinvested	15,794	7,885
Shares redeemed	(530,218)	(344,112)
Net Increase (Decrease) in Shares Outstanding	(172,776)	379,402
Class Ia
Shares sold	76,268,845	71,199,085
Shares issued for distributions reinvested	2,348,510	1,715,595
Shares redeemed	(71,150,742)	(46,297,262)
Net Increase (Decrease) in Shares Outstanding	7,466,613	26,617,418
Class Ya
Shares sold	17,237,215	16,063,664
Shares issued for distributions reinvested	402,410	380,584
Shares redeemed	(15,327,315)	(15,321,100)
Net Increase (Decrease) in Shares Outstanding	2,312,310	1,123,148

[a]

During the period ended October 31, 2022, 1,072,396 Class Y shares representing $17,674,426 were exchanged for 1,074,431 Class I shares, 7,661 Class C shares representing $120,604 were exchanged for 7,393 Class I shares and 6,832 Class I shares representing $106,442 were exchanged for 6,863 Class A shares. During the period ended October 31, 2021, 647 Class Y shares representing $10,623 were exchanged for 650 Class A shares and 758,608 Class Y shares representing $12,882,167 were exchanged for 759,920 Class I shares.

[b]

During the period ended October 31, 2022, 1,092 Class C shares representing $17,668 were automatically converted to 1,059 Class A shares and during the period ended October 31, 2021, 84 Class C shares representing $1,357 were automatically converted to 82 Class A shares.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s consolidated financial statements.

	Year Ended October 31,
Class A Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	17.62	15.56	15.37	14.32	14.39
Investment Operations:
Net investment income[a]	.13	.11	.17	.23	.22
Net realized and unrealized gain (loss) on investments	(1.89)	2.15	.35	1.29	(.23)
Total from Investment Operations	(1.76)	2.26	.52	1.52	(.01)
Distributions:
Dividends from net investment income	(.26)	(.20)	(.33)	(.47)	(.06)
Net asset value, end of period	15.60	17.62	15.56	15.37	14.32
Total Return (%)[b]	(10.16)	14.60	3.42	10.97	(.05)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11[c]	1.15[c]	1.21	1.12	1.13
Ratio of net expenses to average net assets	1.09[c,d]	1.10[c,d]	1.12[d]	1.11[d]	1.13
Ratio of net investment income to average net assets	.77[c]	.66[c]	1.11	1.59	1.55
Portfolio Turnover Rate	73.19	71.67	91.18	99.45	85.64
Net Assets, end of period ($ x 1,000)	67,259	73,055	40,929	35,843	26,380

a Based on average shares outstanding.

b Exclusive of sales charge.

c Amounts do not include the expenses of the underlying funds.

d Reflected is the waiver of the Subsidiary management fee.

See notes to consolidated financial statements.

	Year Ended October 31,
Class C Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	17.04	15.06	14.89	13.87	13.99
Investment Operations:
Net investment income (loss)[a]	(.01)	(.02)	.05	.12	.11
Net realized and unrealized gain (loss) on investments	(1.83)	2.08	.33	1.26	(.23)
Total from Investment Operations	(1.84)	2.06	.38	1.38	(.12)
Distributions:
Dividends from net investment income	(.14)	(.08)	(.21)	(.36)	-
Net asset value, end of period	15.06	17.04	15.06	14.89	13.87
Total Return (%)[b]	(10.84)	13.72	2.57	10.17	(.86)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.89[c]	1.93[c]	1.99	1.91	1.90
Ratio of net expenses to average net assets	1.87[c,d]	1.88[c,d]	1.90[d]	1.90[d]	1.89
Ratio of net investment income (loss) to average net assets	(.03)[c]	(.12)[c]	.34	.84	.82
Portfolio Turnover Rate	73.19	71.67	91.18	99.45	85.64
Net Assets, end of period ($ x 1,000)	30,939	37,947	27,814	27,817	27,739

a Based on average shares outstanding.

b Exclusive of sales charge.

c Amounts do not include the expenses of the underlying funds.

d Reflected is the waiver of the Subsidiary management fee.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	17.69	15.62	15.42	14.36	14.47
Investment Operations:
Net investment income[a]	.16	.15	.20	.27	.26
Net realized and unrealized gain (loss) on investments	(1.89)	2.15	.36	1.30	(.24)
Total from Investment Operations	(1.73)	2.30	.56	1.57	.02
Distributions:
Dividends from net investment income	(.29)	(.23)	(.36)	(.51)	(.13)
Net asset value, end of period	15.67	17.69	15.62	15.42	14.36
Total Return (%)	(9.97)	14.83	3.65	11.28	.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90[b]	.94[b]	1.00	.92	.90
Ratio of net expenses to average net assets	.88[b,c]	.89[b,c]	.90[c]	.90[c]	.90
Ratio of net investment income to average net assets	.97[b]	.86[b]	1.34	1.82	1.81
Portfolio Turnover Rate	73.19	71.67	91.18	99.45	85.64
Net Assets, end of period ($ x 1,000)	2,479,355	2,667,773	1,939,181	1,560,814	688,369

a Based on average shares outstanding.

b Amounts do not include the expenses of the underlying funds.

c Reflected is the waiver of the Subsidiary management fee.

See notes to consolidated financial statements.

	Year Ended October 31,
Class Y Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	17.73	15.64	15.45	14.39	14.49
Investment Operations:
Net investment income[a]	.18	.17	.22	.29	.28
Net realized and unrealized gain (loss) on investments	(1.91)	2.16	.34	1.29	(.25)
Total from Investment Operations	(1.73)	2.33	.56	1.58	.03
Distributions:
Dividends from net investment income	(.30)	(.24)	(.37)	(.52)	(.13)
Net asset value, end of period	15.70	17.73	15.64	15.45	14.39
Total Return (%)	(9.87)	15.03	3.66	11.36	.24
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81[b]	.84[b]	.89	.81	.80
Ratio of net expenses to average net assets	.79[b,c]	.79[b,c]	.81[c]	.80[c]	.80
Ratio of net investment income to average net assets	1.07[b]	.97[b]	1.44	1.92	1.92
Portfolio Turnover Rate	73.19	71.67	91.18	99.45	85.64
Net Assets, end of period ($ x 1,000)	934,867	1,014,628	877,533	1,259,436	803,690

a Based on average shares outstanding.

b Amounts do not include the expenses of the underlying funds.

c Reflected is the waiver of the Subsidiary management fee.

See notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Real Return Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund’s investment objective is to seek total return (consisting of capital appreciation and income). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

The fund may gain investment exposure to global commodity markets through investments in GRR Commodity Fund Ltd., (the “Subsidiary”), a wholly-owned and controlled subsidiary of the fund organized under the laws of the Cayman Islands. The Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of the fund. The Adviser serves as investment adviser for the Subsidiary, the Sub-Adviser serves as the Subsidiary’s sub-investment advisor and Citibank N.A. serves as the Subsidiary’s custodian. The financial statements have been consolidated and include the accounts of the fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the fund and the Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that the fund will remain the sole shareholder and retain all rights. Under the Amended and Restated Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The following summarizes the structure and relationship of the Subsidiary at October 31, 2022:

Subsidiary Activity
Consolidated fund Net Assets ($)	3,512,419,435
Subsidiary Percentage of fund Net Assets	6.44%
Subsidiary Financial Statement Information ($)
Total Assets	226,278,965
Total Liabilities	148,669
Net Assets	226,130,296
Total Income	-
Total Expenses	737,961
Net Investment (Loss)	(737,961)
Net Realized gain (Loss)	(896,424)
Net Change in Unrealized Appreciation (Depreciation)	(23,934,914)
Net (Decrease) in Net Assets Resulting from Operations	(25,569,299)

On March 8-9, 2022, the Company’s Board of Directors (the“Board”) approved to reallocate a portion of the fund’s authorized, undesignated and unissued shares of the Company and designate them as Class I shares of the fund increasing the authorized Class I shares from 205 million to 255 million shares.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 550 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (45 million shares authorized), Class C (45 million shares authorized), Class I (255 million shares authorized) and Class Y (205 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s consolidated financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Board has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), forward foreign currency exchange contracts (“forward contracts”), futures and options, are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy. Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	-	388,433,623		-	388,433,623
Equity Securities - Common Stocks	731,490,460	658,530,660	††	-	1,390,021,120
Exchange-Traded Funds	226,064,468	-		-	226,064,468
Foreign Governmental	-	55,290,299		-	55,290,299
Investment Companies	98,323,456	176,748,510	††	-	275,071,966
U.S. Treasury Securities	-	841,808,979		-	841,808,979
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	13,284,037		-	13,284,037
Options Purchased	49,710,490	-		-	49,710,490
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	(38,222,706)		-	(38,222,706)
Futures†††	(48,359,836)	-		-	(48,359,836)
Options Written	(36,209,401)	-		-	(36,209,401)

† See Consolidated Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Consolidated Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Consolidated Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of October 31, 2022, if any, are disclosed in the fund’s Consolidated Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2022, BNY Mellon earned $31,533 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risk associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Subsidiary Risk: To the extent the fund invests in the subsidiary, the fund will be indirectly exposed to the risks associated with the subsidiary’s investments. The subsidiary principally invests in commodity-related instruments, including futures and options contracts, swap agreements and pooled investment vehicles that invest in commodities, and the fund's investment in the subsidiary is subject to the same risks that apply to similar investments if held directly by the fund. Changes in applicable laws governing the subsidiary could prevent the fund or the subsidiary from

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

operating as described in the prospectus and could negatively affect the fund and its shareholders. There also may be federal income tax risks associated with the fund’s investment in the subsidiary.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Code. Therefore, the fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the fund in the current period nor carried forward to offset taxable income in future periods.

As of and during the period ended October 31, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Consolidated Statement of Operations. During the period ended October 31, 2022, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2022, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $282,212,661, accumulated capital losses $57,447,604 and unrealized depreciation $160,518,133.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2022. If not applied, the fund has $57,447,604 of short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal years ended October 31, 2022 and October 31, 2021 were as follows: ordinary income $63,502,594 and $44,506,852, respectively.

During the period ended October 31, 2022, as a result of permanent book to tax differences, primarily due to the tax treatment for Subpart F income from the subsidiary, the fund increased total distributable earnings (loss) by $1,634,385 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(h) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022 (“FASB Effective Date”). Management had evaluated the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the Reference Rate Reform. Management will be adopting ASU 2020-04 and ASU 2021-01 on FASB Effective Date or if amended ASU 2020-04 new extended FASB Effective Date, if any. Management will continue to work with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines. As of October 31, 2022, management believes these accounting standards have no impact on the fund and does not have any concerns of adopting the regulations by FASB Effective Date.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2022, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) The Adviser has entered into separate management agreements with the fund and the Subsidiary pursuant to which the Adviser receives a management fee computed at the annual rate of .75% of the value of the average daily net assets of each of the fund and the Subsidiary which is payable monthly. In addition, the Adviser has contractually agreed for as long as the fund invests in the Subsidiary, to waive the management fee it receives from the fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. The reduction in expenses, pursuant to the undertaking, amounted to $690,692 during the period ended October 31, 2022.

The Adviser has also contractually agreed, from November 1, 2021 through March 1, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the fund’s classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the value of the fund’s average daily net assets. On or after March 1, 2023, the Adviser may terminate this expense limitation at any time. Because “acquired fund fees and expenses” are incurred indirectly by the fund, as a result of its investments in underlying funds, such fees and expenses are not included in the expense limitation. During the period ended October 31, 2022, there were no reductions in expense pursuant to the undertaking.

Pursuant to a sub-investment advisory agreement between the Adviser and Sub-Adviser, the Adviser pays Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

During the period ended October 31, 2022, the Distributor retained $7,771 from commissions earned on sales of the fund’s Class A shares and $620 and $5,426 from CDSC fees on redemptions of the fund’s Class A and Class C shares, respectively.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended October 31, 2022, Class C shares were charged $268,425 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2022, Class A and Class C shares were charged $185,585 and $89,475, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Consolidated Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

fund includes this interest income and overdraft fees, if any, as interest income in the Consolidated Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2022, the fund was charged $16,690 for transfer agency services. These fees are included in Shareholder servicing costs in the Consolidated Statement of Operations. These fees were partially offset by earnings credits of $465.
The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2022, the fund was charged $346,404 pursuant to the custody agreement.

During the period ended October 31, 2022, the fund was charged $17,405 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Consolidated Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Consolidated Statement of Assets and Liabilities consist of: management fee of $2,256,964, Subsidiary management fee of $120,150, Distribution Plan fees of $19,843, Shareholder Services Plan fees of $20,947, Custodian fees of $188,891, Chief Compliance Officer fees of $5,078 and Transfer Agent fees of $2,569, which are offset against an expense reimbursement currently in effect in the amount of $120,150.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures, options transactions and forward contracts, during the period ended October 31, 2022, amounted to $2,848,397,121 and $2,233,350,746, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination. The SEC recently adopted Rule 18f-4 under the Act, which, effective August 18, 2022, regulates the use of derivatives transactions for certain funds registered under the Act. The fund’s derivative transactions are subject to a value-at-risk leverage limit and certain reporting and other requirements pursuant to a derivatives risk management program adopted by the fund

Each type of derivative instrument that was held by the fund during the period ended October 31, 2022 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity risk and interest risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Consolidated Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Consolidated Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2022 are set forth in the Consolidated Statement of Investment.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities risk or as a substitute for an investment. The fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Consolidated Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options purchased and written open at October 31, 2022 are set forth in the Consolidated Statements of Investments.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Consolidated Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2022 are set forth in the Consolidated Statement of Investment.

The following tables show the fund’s exposure to different types of market risk as it relates to the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2022 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	-		Interest rate risk	(16,245,174)	[1]
Equity risk	49,710,490	[2]	Equity risk	(68,324,063)	[1,3]
Foreign exchange risk	13,284,037	[4]	Foreign exchange risk	(38,222,706)	[4]
Gross fair value of derivative contracts	62,994,527			(122,791,943)

Consolidated Statement of Assets and Liabilities location:
[1]

Includes cumulative appreciation (depreciation) on futures as reported in the
Consolidated Statement of Futures, but only the unpaid variation margin is reported in the Consolidated Statement of Assets and Liabilities.

[2]			Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[3]			Outstanding options written, at value.
[4]			Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The effect of derivative instruments in the Consolidated Statement of Operations during the period ended October 31, 2022 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Total
Interest rate	(37,972,514)		-		-		(37,972,514)
Equity	6,088,435		(36,078,610)		-		(29,990,175)
Foreign exchange	-		-		308,738,991		308,738,991
Total	(31,884,079)		(36,078,610)		308,738,991		240,776,302

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[4]	Options Transactions	[5]	Forward Contracts	[6]	Total
Interest rate	(16,245,174)		-		-		(16,245,174)
Equity	(25,688,581)		(5,305,994)		-		(30,994,575)
Foreign exchange	-		-		(27,865,879)		(27,865,879)
Total	(41,933,755)		(5,305,994)		(27,865,879)		(75,105,628)

Consolidated Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net change in unrealized appreciation (depreciation) on futures.
[5]	Net change in unrealized appreciation (depreciation) on options transactions.
[6]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Consolidated Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Consolidated Statement of Assets and Liabilities.

At October 31, 2022, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	-	(48,359,836)
Options	49,710,490	(36,209,401)
Forward contracts	13,284,037	(38,222,706)
Total gross amount of derivative
assets and liabilities in the
Consolidated Statement of Assets and Liabilities	62,994,527	(122,791,943)
Derivatives not subject to
Master Agreements	(49,710,490)	84,569,237
Total gross amount of assets
and liabilities subject to
Master Agreements	13,284,037	(38,222,706)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2022:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
CIBC World Markets Corp.	313,489		(62,671)	(250,818)		-
J.P. Morgan Securities LLC	96		(96)	-		-
RBS Securities, Inc.	291,859		(85,121)	(206,738)		-
State Street Bank and Trust Company	9,878,285		(9,878,285)	-		-
UBS Securities LLC	2,800,308		-	(2,150,000)		650,308
Total	13,284,037		(10,026,173)	(2,607,556)		650,308

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
CIBC World Markets Corp.	(62,671)		62,671	-		-
J.P. Morgan Securities LLC	(1,522)		96	1,426		-
RBS Securities, Inc.	(85,121)		85,121	-		-
State Street Bank and Trust Company	(38,073,392)		9,878,285	28,195,107		-
Total	(38,222,706)		10,026,173	28,196,533		-

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Consolidated Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2022:

Average Market Value ($)
Equity futures	580,803,114
Equity options contracts	89,981,483
Interest rate futures	105,253,203
Forward contracts	1,995,625,911

At October 31, 2022, the cost of investments for federal income tax purposes was $3,363,658,921; accordingly, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $126,479,237, consisting of $215,404,363 gross unrealized appreciation and $341,883,600 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Global Real Return Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of BNY Mellon Global Real Return Fund (the “Fund”) (one of the funds constituting BNY Mellon Advantage Funds, Inc.), including the consolidated statement of investments, as of October 31, 2022, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting BNY Mellon Advantage Funds, Inc.) at October 31, 2022, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 27, 2022

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports 17.54% of the ordinary dividends paid during the fiscal year ended October 31, 2022 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2022, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $29,606,724 represents the maximum amount that may be considered qualified dividend income.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (79)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 94

———————

Peggy C. Davis (79)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 33

———————

Gina D. France (64)

Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004-2016)

No. of Portfolios for which Board Member Serves: 23

———————

Joan Gulley (75)

Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 40

———————

Robin A. Melvin (59)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois, Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 72

———————

Michael D. DiLecce (60)

Advisory Board Member (2022)

Principal Occupation During Past 5 Years:

• Retired since July 2022. Global Asset Management Assurance Leader, Ernst & Young LLP (2015-2022)

• Americas Regional Talent Managing Partner for Ernst & Young’s Financial Service Practice (2017-2021)

• Partner, Ernst & Young LLP (1997-2022)

No. of Portfolios for which Board Member Serves: 23

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 55 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 44 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 47 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 55 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Vice President and Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President and Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 46 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 55 investment companies (comprised of 115 portfolios) managed by the Adviser. He is 65 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 48 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 54 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Global Real Return Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management Limited

160 Queen Victoria Street

London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
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BNY Mellon Securities Corporation

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Ticker Symbols:	Class A: DRRAX Class C: DRRCX Class I: DRRIX Class Y: DRRYX

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The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 6278AR1022

BNY Mellon Sustainable Balanced Fund

ANNUAL REPORT October 31, 2022

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2021, through October 31, 2022, as provided by equity portfolio manager Nick Pope of Newton Investment Management Limited, sub-adviser, and fixed-income portfolio managers David Nieman and Nancy G. Rogers, CFA, of Mellon Investments Corporation, sub-adviser.

Market and Fund Performance Overview

For the 12-month period ended October 31, 2022, The BNY Mellon Sustainable Balanced Fund’s (the “fund”) Class K shares produced a total return of −18.57% and Service shares returned −18.76%.1 In comparison, the fund’s benchmark, the MSCI All Country World Index (NDR), the fund’s Customized Blended Index, a blend of 60% MSCI All Country World Index (NDR)/40% Bloomberg MSCI US Aggregate ESG Select Index (the “Index”), and Bloomberg MSCI US Aggregate ESG Select Index produced total returns of −19.96%, −17.97% and −15.50%, respectively, for the same period.2,3

Global equity and fixed-income markets lost ground during the reporting period amid sharply rising inflation, tightening central bank policies and uncertainties related to Russia’s invasion of Ukraine. In equities, the fund underperformed its benchmark, the Customized Blended Index, primarily due to lack of energy exposure. In fixed income, the difference in returns between the fund and the Bloomberg MSCI US Aggregate ESG Select Index was primarily the result of operating expenses that are not reflected in that Index’s results.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund uses a global, multi-asset strategy. The fund normally invests 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of issuers that demonstrate attractive attributes and sustainable business practices and have no material, unresolvable, environmental, social or governance (ESG) issues, and in debt securities included in the Bloomberg MSCI US Aggregate ESG Select Sector Neutral Index. Under normal market conditions, generally 60% of the fund’s net assets will be allocated to equity and equity-related investments and 40% of the fund’s net assets will be allocated to debt and debt-related securities.

The fund’s assets allocated to equity and equity-related investments are actively managed by the fund’s sub-adviser, Newton Investment Management Limited (NIM), an affiliate of BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser). NIM invests its allocated portion of the fund’s assets in companies it considers to be engaged in “sustainable business practices.” These are companies whose business practices are, in NIM’s view, sustainable in an economic sense (i.e., the company’s strategy, operations and finances are stable and durable) and that take appropriate measures to manage any material consequences or impact of their policies and operations in relation to ESG matters (e.g., the company’s environmental footprint, labor standards, board structure, etc.). Companies engaged in sustainable business practices also may include companies that have committed explicitly to improving their environmental and/or social impacts that will lead to a transformation of their business models. No investment will be made in a company that is deemed by NIM to have material negative environmental, social or governance issues with its business activities. Examples of such companies include: tobacco companies due to the health implications of smoking; a company with a large carbon footprint that has no emission reduction target; or a company that is in direct conflict with the goals of the UN Global Compact (a voluntary corporate initiative that seeks to advance universal principles on human rights, labor,

2

environment and anti-corruption). NIM also may invest in companies where it believes it can promote sustainable business practices through ongoing company engagement and active proxy voting, such as by encouraging the company’s management to improve the company’s environmental footprint or voting the shares it holds of a company to improve the company’s governance structure.

The fund’s assets allocated to debt and debt-related investments are managed by Mellon Investments Corporation (“Mellon”), using an indexed approach. For the portion of the fund’s assets allocated to debt and debt-related investments, Mellon seeks to track the investment results, before fees and expenses, of the Bloomberg MSCI US Aggregate ESG Select Sector Neutral Index. Mellon selects investments for its allocated portion of the fund’s assets by a “sampling” process, which is a statistical process used to select debt securities so that this portion of the fund’s assets has investment characteristics that closely approximate those of the Index (e.g., duration, liquidity, quality, sector, industry, yield and market beta). Specifically, Mellon selects those securities that it determines best correspond to the Index’s aggregate risk metrics of duration, yield/spread, sector and quality, while seeking to mitigate such risks by investing in a diversified number of securities and issuers.

The fund changed its investment objective and strategy on April 1, 2019. Prior to April 1, 2019, the fund’s investment objective was to provide current income, while maintaining the potential for long-term capital appreciation. To pursue these goals, until April 1, 2019, the fund used an actively managed, global multi-asset strategy that focused on income generation. In addition, until April 1, 2019, NIM was the sole sub-adviser for the fund. NIM allocated the fund’s investments among equity and equity-related securities, debt and debt-related securities, and, generally to a lesser extent, real estate, commodities and infrastructure in developed and emerging markets.

Interest Rate Hikes Undermine Global Markets

International bond investors faced turbulent geopolitical, macroeconomic and market conditions during the reporting period. Inflationary pressures increased early in the period due to pandemic-related government stimulus and accommodative monetary policies, along with rising commodity prices and supply-chain bottlenecks. These pressures intensified in February 2022, when Russia attacked Ukraine, causing already elevated energy and commodity prices to spike higher, while prices for fixed-income securities and non-commodity-related equities sharply declined. Outbreaks of the Omicron variant of COVID-19 led to lockdowns of varying severity and duration across the globe, particularly in China, interrupting economic activity while adding to supply-chain strains and further exacerbating inflation.

Despite the risks to growth from war and pandemic, central banks felt compelled to act to try to curb inflation. Numerous rate increases were implemented globally, with more priced in by financial markets. Several central banks also began the process of quantitative tightening. As the period progressed, recessionary fears took center stage, stemming from the pressure of rising prices on consumers, together with declining consumer confidence and the secondary-order effects of rising interest rates on areas such as the housing market. These conditions produced a distinctly unfavorable backdrop for both bonds and equities, with no real safe havens other than the U.S. dollar. International bond prices (as viewed in U.S. dollar terms) and equities of non-U.S. multinational corporations were further

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

undermined by the steadily rising value of the U.S. dollar relative to most of the world’s currencies.

Energy Allocation Drive Underperformance

All of the fund’s underperformance relative to the Index can be approximately attributed to the lack of energy sector exposure during a period in which tight supply/demand conditions were exacerbated by the invasion of Ukraine and its broader consequences. Although stock selection in other sectors bolstered relative performance in the aggregate, selection in consumer staples and industrial weighed on relative returns. Among notable underperforming individual holdings, shares in China-based internet services firm Tencent Holdings came under pressure alongside other China-related equities, as Xi Jinping, the country’s president, revealed a new leadership team that demonstrated his tightening grip on power. UK construction materials company Travis Perkins also underperformed, as investors expected higher inflation and a more uncertain economic environment to deter customers from making home improvements.

The fund’s stock selections outperformed by the greatest margin in the information technology, health care and materials sectors. Higher lithium pricing drove strong results for miner Albemarle. Shares in pharmaceutical company Merck & Co. were supported by the company’s attractive valuation and solid fundamentals, as well as news of a potential acquisition that was welcomed by investors. Lack of exposure to social media company Meta Platforms, a sizeable index constituent of the MSCI All Country World Index (NDR), also bolstered relative performance.

Within fixed income, bond prices generally fell across the board as rapidly mounting inflationary pressures drove yields higher. In the United States, the Federal Reserve sharply raised interest rates, with other central banks following suit in an effort to combat inflation.

In this challenging environment, few fixed-income areas offered investors any shelter, although short-duration instruments tended to suffer milder losses than their longer-duration counterparts.

Maintaining a Balanced Position Amid Uncertainty

Global equity markets continue to face now-familiar headwinds: rising inflation, more hawkish policies from global central banks, political uncertainty and growing concern regarding a potential recession. These headwinds are likely to remain in place over the shorter term although, as we reflect on the extent to which equities have now derated, the focus may soon turn to earnings resilience in a weakening economic environment, with both revenues and margins subject to vulnerability.

With such a degree of uncertainty in the market, we remain fairly balanced in positioning the fund, focusing on highly sustainable businesses that we believe will be long-term winners and that can prove resilient in a wide range of economic outcomes. As of October 31, 2022, the fund’s largest overweight sector position remains in information technology. While prevailing market conditions have not been helpful for the sector of late, we believe that the fundamental business-model strength and growth prospects of the fund’s holdings will reassert in time.

4

In fixed income, as an index fund, we attempt to match closely the returns of the Index by approximating its composition and credit quality.

November 15, 2022

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration any maximum initial sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 1, 2023, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2  Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI ACWI Index captures large- and mid-cap representation across developed market (DM) countries and emerging market (EM) countries. Investors cannot invest directly in any index.

3 Source: FactSet. — The Bloomberg MSCI US Aggregate ESG Select Sector Neutral Index is a fixed-rate, investment-grade bond benchmark that follows the rules of the Bloomberg US Aggregate Index and applies additional sector and ESG criteria for security eligibility. In addition, treasury, securitized, and class 2 government-related (agency, local authority, sovereign, supranational) and corporate (industrial, utility, and financial) sectors are weighted to match the individual sector exposures of the Bloomberg US Aggregate Index. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Currencies are subject to the risk that those currencies will decline in value relative to a local currency, or, in the case of hedged positions, that the local currency will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Indexing does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund’s expenses and use of sampling techniques, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price.

Environmental, social and governance (ESG) managers may take into consideration factors beyond traditional financial information to select securities, which could result in relative investment performance deviating from other strategies or broad market benchmarks, depending on whether such sectors or investments are in or out of favor in the market. Further, ESG strategies may rely on certain values-based criteria to eliminate exposures found in similar strategies or broad market benchmarks, which could also result in relative investment performance deviating.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Services shares of BNY Mellon Sustainable Balanced Fund with a hypothetical investment of $10,000 in the MSCI ACWI Index, its Customized Blended Index, a blend of 60% MSCI ACWI Index/40% Bloomberg MSCI US Aggregate ESG Select Index and Bloomberg MSCI US Aggregate ESG Select Index.

† Source: Lipper Inc.

†† Source: FactSet.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Services shares of BNY Mellon Sustainable Balanced Fund on 11/30/17 (inception date) to a hypothetical investment of $10,000 made in the MSCI ACWI Index, Customized Blended Index and Bloomberg MSCI US Aggregate ESG Select Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses of the fund’s Services shares. The MSCI ACWI Index captures large and mid-cap representation across Developed Market (DM) countries and Emerging Market (EM) countries. The Bloomberg MSCI US Aggregate ESG Select Index is a fixed-rate, investment grade bond benchmark that follows the rules of the Bloomberg US Aggregate Index and applies additional sector and ESG criteria for security eligibility. In addition treasury, securitized, and class 2 government-related (agency, local authority, sovereign, supranational) and corporate (industrial, utility, and financial) sectors are weighted to match the individual sector exposures of the Bloomberg US Aggregate Index. Unlike a mutual fund, indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any indices. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Comparison of change in value of a $50,000,000 investment in Class K shares of BNY Mellon Sustainable Balanced Fund with a hypothetical investment of $50,000,000 in the MSCI ACWI Index, its Customized Blended Index, a blend of 60% MSCI ACWI Index/40% Bloomberg MSCI US Aggregate ESG Select Index and Bloomberg MSCI US Aggregate ESG Select Index.

† Source: Lipper Inc.

†† Source: FactSet.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $50,000,000 investment made in Class K shares of BNY Mellon Sustainable Balanced Fund on 11/30/17 (inception date) to a hypothetical investment of $50,000,000 made in the MSCI ACWI Index, Customized Blended Index and Bloomberg MSCI US Aggregate ESG Select Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses of the fund’s Class K shares. The MSCI ACWI Index captures large and mid-cap representation across Developed Market (DM) countries and Emerging Market (EM) countries. The Bloomberg MSCI US Aggregate ESG Select Index is a fixed-rate, investment grade bond benchmark that follows the rules of the Bloomberg US Aggregate Index and applies additional sector and ESG criteria for security eligibility. In addition treasury, securitized, and class 2 government-related (agency, local authority, sovereign, supranational) and corporate (industrial, utility, and financial) sectors are weighted to match the individual sector exposures of the Bloomberg US Aggregate Index. Unlike a mutual fund, indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any indices. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

7

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 10/31/2022
	Inception Date	1 Year	From Inception
Services shares	11/30/17	-18.76%	2.13%
Class K shares	11/30/17	-18.57%	2.39%
MSCI ACWI Index		-19.96%	4.92%
Customized Blended Index		-17.97%	3.06%
Bloomberg MSCI US Aggregate ESG Select Index		-15.50%	-.51%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

8

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Sustainable Balanced Fund from May 1, 2022 to October 31, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2022

	Class K	Service Shares
Expenses paid per $1,000†	$.73	$1.94
Ending value (after expenses)	$922.20	$921.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2022

	Class K	Service Shares
Expenses paid per $1,000†	$.77	$2.04
Ending value (after expenses)	$1,024.45	$1,023.19
†

Expenses are equal to the fund’s annualized expense ratio of .15% for Class K and .40% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

9

STATEMENT OF INVESTMENTS

October 31, 2022

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 37.3%
Canada - .2%
Canadian Imperial Bank of Commerce, Sr. Unscd. Notes	3.10	4/2/2024	10,000	9,694
Rogers Communications Inc., Gtd. Notes	2.90	11/15/2026	15,000	13,444
				23,138
Japan - .2%
Mitsubishi UFJ Financial Group Inc., Sr. Unscd. Notes	3.78	3/2/2025	25,000	24,053
Supranational - .1%
NXP BV, Gtd. Notes	2.50	5/11/2031	10,000	7,532
United Kingdom - .2%
AstraZeneca PLC, Sr. Unscd. Notes	6.45	9/15/2037	10,000	10,751
Vodafone Group PLC, Sr. Unscd. Notes	4.38	5/30/2028	15,000	14,129
Vodafone Group PLC, Sr. Unscd. Notes	5.25	5/30/2048	10,000	8,198
				33,078
United States - 36.6%
3M Co., Sr. Unscd. Notes	2.88	10/15/2027	15,000	13,543
Air Lease Corp., Sr. Unscd. Notes	3.13	12/1/2030	15,000	11,649
Amazon.com Inc., Sr. Unscd. Notes	4.05	8/22/2047	10,000	8,146
Amazon.com Inc., Sr. Unscd. Notes	4.80	12/5/2034	10,000	9,742
American Express Co., Sr. Unscd. Notes	3.40	2/22/2024	25,000	24,395
American Water Capital Corp., Sr. Unscd. Notes	2.80	5/1/2030	15,000	12,530
American Water Capital Corp., Sr. Unscd. Notes	3.75	9/1/2047	10,000	7,261
American Water Capital Corp., Sr. Unscd. Notes	4.15	6/1/2049	10,000	7,720
American Water Capital Corp., Sr. Unscd. Notes	4.20	9/1/2048	15,000	11,718
Amgen Inc., Sr. Unscd. Notes	4.56	6/15/2048	10,000	8,134
Apple Inc., Sr. Unscd. Notes	1.20	2/8/2028	20,000	16,672
Apple Inc., Sr. Unscd. Notes	3.25	2/23/2026	15,000	14,315
Apple Inc., Sr. Unscd. Notes	4.10	8/8/2062	10,000	7,787
Bank of America Corp., Sr. Unscd. Notes	2.46	10/22/2025	25,000	23,339
Bank of America Corp., Sr. Unscd. Notes	3.95	1/23/2049	10,000	7,223
Bank of America Corp., Sr. Unscd. Notes	4.57	4/27/2033	25,000	22,190

10

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 37.3% (continued)
United States - 36.6% (continued)
Becton Dickinson & Co., Sr. Unscd. Notes	2.82	5/20/2030	10,000	8,347
Boston Properties LP, Sr. Unscd. Notes	4.50	12/1/2028	15,000	13,508
Bristol-Myers Squibb Co., Sr. Unscd. Notes	4.13	6/15/2039	10,000	8,494
Carrier Global Corp., Sr. Unscd. Notes	3.58	4/5/2050	10,000	6,724
Centerpoint Energy Houston Electric LLC, Mortgage Bonds	3.55	8/1/2042	10,000	7,455
Cigna Corp., Gtd. Notes	4.13	11/15/2025	15,000	14,511
Cigna Corp., Gtd. Notes	4.38	10/15/2028	15,000	14,133
Citigroup Inc., Sr. Unscd. Notes	3.20	10/21/2026	20,000	18,229
Citigroup Inc., Sr. Unscd. Notes	3.98	3/20/2030	10,000	8,821
Citigroup Inc., Sr. Unscd. Notes	4.41	3/31/2031	15,000	13,403
Citigroup Inc., Sub. Notes	4.75	5/18/2046	10,000	7,758
Commonwealth Edison Co., First Mortgage Bonds	3.00	3/1/2050	10,000	6,372
Credit Suisse USA Inc., Gtd. Notes	7.13	7/15/2032	10,000	9,827
Crown Castle Inc., Sr. Unscd. Bonds	3.80	2/15/2028	10,000	9,023
CVS Health Corp., Sr. Unscd. Notes	5.05	3/25/2048	20,000	17,026
Deere & Co., Sr. Unscd. Notes	3.90	6/9/2042	10,000	8,303
DuPont de Nemours Inc., Sr. Unscd. Notes	4.49	11/15/2025	10,000	9,803
Eli Lilly & Co., Sr. Unscd. Notes	2.25	5/15/2050	10,000	5,983
EMC Corp., Sr. Unscd. Notes	4.90	10/1/2026	15,000	14,410
Federal Home Loan Bank, Bonds	2.50	2/13/2024	25,000	24,350
FedEx Corp., Gtd. Notes	5.25	5/15/2050	15,000	12,719
Fiserv Inc., Sr. Unscd. Notes	4.40	7/1/2049	10,000	7,541
GlaxoSmithKline Capital Inc., Gtd. Notes	3.88	5/15/2028	15,000	14,096
HCA Inc., Gtd. Notes	5.25	6/15/2049	10,000	8,121
HP Inc., Sr. Unscd. Notes	3.40	6/17/2030	10,000	8,142
Humana Inc., Sr. Unscd. Notes	3.85	10/1/2024	10,000	9,752
Intel Corp., Sr. Unscd. Notes	3.10	2/15/2060	10,000	5,676
Intel Corp., Sr. Unscd. Notes	3.15	5/11/2027	10,000	9,243
Intel Corp., Sr. Unscd. Notes	3.90	3/25/2030	10,000	9,073
Intercontinental Exchange Inc., Gtd. Notes	3.75	12/1/2025	15,000	14,420
International Business Machines Corp., Sr. Unscd. Debs.	5.88	11/29/2032	10,000	10,227
ITC Holdings Corp., Sr. Unscd. Notes	3.35	11/15/2027	15,000	13,534
Johnson & Johnson, Sr. Unscd. Notes	2.63	1/15/2025	15,000	14,366
JPMorgan Chase & Co., Sr. Unscd. Notes	2.08	4/22/2026	25,000	22,771

11

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 37.3% (continued)
United States - 36.6% (continued)
JPMorgan Chase & Co., Sr. Unscd. Notes	2.53	11/19/2041	10,000	6,186
JPMorgan Chase & Co., Sr. Unscd. Notes	3.96	11/15/2048	10,000	7,367
JPMorgan Chase & Co., Sr. Unscd. Notes	4.45	12/5/2029	20,000	18,261
JPMorgan Chase & Co., Sub. Notes	3.88	9/10/2024	10,000	9,745
Lowe's Cos., Sr. Unscd. Notes	4.50	4/15/2030	10,000	9,324
Lowe's Cos., Sr. Unscd. Notes	4.65	4/15/2042	10,000	8,200
Marsh & McLennan Cos., Sr. Unscd. Notes	4.75	3/15/2039	15,000	12,913
Mastercard Inc., Sr. Unscd. Notes	2.00	3/3/2025	10,000	9,397
McDonald's Corp., Sr. Unscd. Notes	3.70	2/15/2042	10,000	7,478
Microsoft Corp., Sr. Unscd. Notes	2.88	2/6/2024	10,000	9,782
Microsoft Corp., Sr. Unscd. Notes	4.25	2/6/2047	10,000	8,787
Morgan Stanley, Sr. Unscd. Notes	4.38	1/22/2047	10,000	7,791
Morgan Stanley, Sr. Unscd. Notes	4.43	1/23/2030	20,000	18,271
Motorola Solutions Inc., Sr. Unscd. Notes	2.75	5/24/2031	10,000	7,659
Northern Trust Corp., Sr. Unscd. Notes	3.15	5/3/2029	20,000	17,627
Novartis Capital Corp., Gtd. Notes	2.00	2/14/2027	10,000	8,941
Oncor Electric Delivery Co., Sr. Scd. Notes	3.10	9/15/2049	10,000	6,519
Oncor Electric Delivery Co., Sr. Scd. Notes	3.70	11/15/2028	15,000	13,770
Oracle Corp., Sr. Unscd. Notes	1.65	3/25/2026	10,000	8,786
Oracle Corp., Sr. Unscd. Notes	2.95	4/1/2030	10,000	8,154
Oracle Corp., Sr. Unscd. Notes	4.00	11/15/2047	10,000	6,644
Paramount Global, Sr. Unscd. Debs.	5.85	9/1/2043	10,000	8,155
Parker-Hannifin Corp., Sr. Unscd. Notes	3.25	6/14/2029	15,000	13,022
PepsiCo Inc., Sr. Unscd. Notes	2.75	4/30/2025	15,000	14,275
Prologis LP, Sr. Unscd. Notes	2.25	4/15/2030	10,000	8,061
Target Corp., Sr. Unscd. Notes	2.50	4/15/2026	15,000	13,875
Texas Instruments Inc., Sr. Unscd. Notes	3.88	3/15/2039	10,000	8,326
The Coca-Cola Company, Sr. Unscd. Notes	3.45	3/25/2030	10,000	9,057
The Goldman Sachs Group Inc., Sr. Unscd. Notes	2.62	4/22/2032	15,000	11,461
The Goldman Sachs Group Inc., Sr. Unscd. Notes	3.85	1/26/2027	20,000	18,554
The Home Depot Inc., Sr. Unscd. Notes	3.50	9/15/2056	10,000	6,800

12

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 37.3% (continued)
United States - 36.6% (continued)
The Home Depot Inc., Sr. Unscd. Notes	3.90	12/6/2028	10,000	9,454
The PNC Financial Services Group Inc., Sr. Unscd. Notes	3.45	4/23/2029	10,000	8,780
The Sherwin-Williams Company, Sr. Unscd. Notes	4.50	6/1/2047	15,000	11,896
The Walt Disney Company, Gtd. Notes	2.00	9/1/2029	15,000	12,272
The Walt Disney Company, Gtd. Notes	3.80	5/13/2060	10,000	7,145
Truist Financial Corp., Sr. Unscd. Notes	3.75	12/6/2023	10,000	9,866
TWDC Enterprises 18 Corp., Gtd. Notes	4.13	6/1/2044	10,000	8,072
Tyson Foods Inc., Sr. Unscd. Notes	4.55	6/2/2047	10,000	8,141
U.S. Treasury Bonds	1.13	8/15/2040	12,000	7,107
U.S. Treasury Bonds	1.13	5/15/2040	10,000	5,975
U.S. Treasury Bonds	1.25	5/15/2050	12,000	6,188
U.S. Treasury Bonds	1.38	11/15/2040	25,000	15,455
U.S. Treasury Bonds	1.38	8/15/2050	15,000	8,002
U.S. Treasury Bonds	1.63	11/15/2050	15,000	8,584
U.S. Treasury Bonds	1.75	8/15/2041	11,000	7,184
U.S. Treasury Bonds	1.88	11/15/2051	15,000	9,143
U.S. Treasury Bonds	1.88	2/15/2051	13,000	7,964
U.S. Treasury Bonds	1.88	2/15/2041	5,000	3,382
U.S. Treasury Bonds	2.00	8/15/2051	14,000	8,825
U.S. Treasury Bonds	2.00	2/15/2050	22,000	14,009
U.S. Treasury Bonds	2.00	11/15/2041	15,000	10,233
U.S. Treasury Bonds	2.25	2/15/2052	15,000	10,064
U.S. Treasury Bonds	2.25	8/15/2049	9,000	6,123
U.S. Treasury Bonds	2.38	11/15/2049	10,000	6,996
U.S. Treasury Bonds	2.38	5/15/2051	15,000	10,393
U.S. Treasury Bonds	2.50	2/15/2045	10,000	7,202
U.S. Treasury Bonds	2.75	11/15/2042	5,000	3,856
U.S. Treasury Bonds	2.75	11/15/2047	10,000	7,510
U.S. Treasury Bonds	2.75	8/15/2047	20,000	15,012
U.S. Treasury Bonds	2.88	5/15/2052	10,000	7,764
U.S. Treasury Bonds	2.88	5/15/2049	13,000	10,131
U.S. Treasury Bonds	3.00	2/15/2048	30,000	23,701
U.S. Treasury Bonds	3.00	8/15/2052	17,000	13,619
U.S. Treasury Bonds	3.00	8/15/2048	3,000	2,384
U.S. Treasury Bonds	3.00	2/15/2049	17,000	13,574
U.S. Treasury Bonds	3.13	2/15/2042	25,000	20,771
U.S. Treasury Bonds	3.13	5/15/2048	32,000	25,977

13

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 37.3% (continued)
United States - 36.6% (continued)
U.S. Treasury Bonds	3.13	11/15/2041	18,000	14,947
U.S. Treasury Bonds	3.38	8/15/2042	20,000	17,259
U.S. Treasury Bonds	3.38	11/15/2048	25,000	21,370
U.S. Treasury Bonds	3.63	2/15/2044	10,000	8,834
U.S. Treasury Bonds	3.88	8/15/2040	11,000	10,344
U.S. Treasury Bonds	4.38	11/15/2039	7,000	7,062
U.S. Treasury Bonds	4.38	5/15/2040	28,000	28,189
U.S. Treasury Bonds	4.50	2/15/2036	25,000	26,055
U.S. Treasury Notes	0.13	2/15/2024	50,000	47,205
U.S. Treasury Notes	0.13	1/15/2024	10,000	9,473
U.S. Treasury Notes	0.13	12/15/2023	10,000	9,515
U.S. Treasury Notes	0.25	7/31/2025	50,000	44,656
U.S. Treasury Notes	0.25	6/15/2024	20,000	18,645
U.S. Treasury Notes	0.38	7/31/2027	25,000	20,874
U.S. Treasury Notes	0.38	11/30/2025	10,000	8,843
U.S. Treasury Notes	0.38	9/30/2027	30,000	24,877
U.S. Treasury Notes	0.38	8/15/2024	25,000	23,203
U.S. Treasury Notes	0.38	12/31/2025	12,000	10,587
U.S. Treasury Notes	0.50	2/28/2026	25,000	21,992
U.S. Treasury Notes	0.50	6/30/2027	20,000	16,835
U.S. Treasury Notes	0.50	10/31/2027	35,000	29,121
U.S. Treasury Notes	0.50	4/30/2027	15,000	12,700
U.S. Treasury Notes	0.50	5/31/2027	35,000	29,539
U.S. Treasury Notes	0.63	3/31/2027	20,000	17,076
U.S. Treasury Notes	0.63	5/15/2030	17,000	13,215
U.S. Treasury Notes	0.63	12/31/2027	30,000	24,993
U.S. Treasury Notes	0.63	11/30/2027	50,000	41,770
U.S. Treasury Notes	0.63	8/15/2030	25,000	19,314
U.S. Treasury Notes	0.75	4/30/2026	15,000	13,238
U.S. Treasury Notes	0.75	3/31/2026	15,000	13,276
U.S. Treasury Notes	0.88	6/30/2026	25,000	22,054
U.S. Treasury Notes	0.88	9/30/2026	25,000	21,895
U.S. Treasury Notes	0.88	11/15/2030	30,000	23,600
U.S. Treasury Notes	1.13	2/15/2031	31,000	24,795
U.S. Treasury Notes	1.25	8/15/2031	32,000	25,439
U.S. Treasury Notes	1.25	4/30/2028	25,000	21,331
U.S. Treasury Notes	1.25	5/31/2028	25,000	21,297
U.S. Treasury Notes	1.38	1/31/2025	50,000	46,747
U.S. Treasury Notes	1.38	8/31/2026	10,000	8,955
U.S. Treasury Notes	1.38	11/15/2031	35,000	27,932
U.S. Treasury Notes	1.50	8/15/2026	15,000	13,503
U.S. Treasury Notes	1.50	1/31/2027	20,000	17,827
U.S. Treasury Notes	1.50	11/30/2024	20,000	18,815

14

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 37.3% (continued)
United States - 36.6% (continued)
U.S. Treasury Notes	1.50	2/15/2030	15,000	12,570
U.S. Treasury Notes	1.63	2/15/2026	10,000	9,149
U.S. Treasury Notes	1.63	5/15/2026	25,000	22,754
U.S. Treasury Notes	1.63	8/15/2029	15,000	12,788
U.S. Treasury Notes	1.63	5/15/2031	40,000	33,063
U.S. Treasury Notes	1.63	11/30/2026	25,000	22,496
U.S. Treasury Notes	1.75	12/31/2026	20,000	18,065
U.S. Treasury Notes	1.75	12/31/2024	15,000	14,176
U.S. Treasury Notes	1.88	8/31/2024	55,000	52,403
U.S. Treasury Notes	1.88	6/30/2026	5,000	4,582
U.S. Treasury Notes	1.88	2/15/2032	30,000	24,952
U.S. Treasury Notes	2.00	6/30/2024	65,000	62,301
U.S. Treasury Notes	2.00	4/30/2024	50,000	48,092
U.S. Treasury Notes	2.00	5/31/2024	65,000	62,408
U.S. Treasury Notes	2.00	8/15/2025	25,000	23,401
U.S. Treasury Notes	2.00	2/15/2025	30,000	28,391
U.S. Treasury Notes	2.13	9/30/2024	18,000	17,218
U.S. Treasury Notes	2.13	11/30/2024	30,000	28,577
U.S. Treasury Notes	2.13	5/31/2026	10,000	9,256
U.S. Treasury Notes	2.13	7/31/2024	50,000	47,932
U.S. Treasury Notes	2.25	11/15/2024	45,000	43,045
U.S. Treasury Notes	2.25	3/31/2026	25,000	23,313
U.S. Treasury Notes	2.25	11/15/2025	10,000	9,382
U.S. Treasury Notes	2.25	2/15/2027	10,000	9,193
U.S. Treasury Notes	2.25	12/31/2024	25,000	23,853
U.S. Treasury Notes	2.25	10/31/2024	30,000	28,724
U.S. Treasury Notes	2.38	8/15/2024	25,000	24,047
U.S. Treasury Notes	2.38	5/15/2027	25,000	23,026
U.S. Treasury Notes	2.38	5/15/2029	13,000	11,640
U.S. Treasury Notes	2.63	7/31/2029	40,000	36,323
U.S. Treasury Notes	2.75	8/15/2032	50,000	44,750
U.S. Treasury Notes	2.75	2/28/2025	20,000	19,248
U.S. Treasury Notes	2.75	2/15/2028	5,000	4,642
U.S. Treasury Notes	2.88	5/15/2032	35,000	31,719
U.S. Treasury Notes	2.88	5/15/2028	40,000	37,242
U.S. Treasury Notes	2.88	8/15/2028	25,000	23,226
U.S. Treasury Notes	3.13	11/15/2028	10,000	9,401
U.S. Treasury Notes	3.88	9/30/2029	40,000	39,294
U.S. Treasury Notes	4.13	10/31/2027	75,000	74,613
U.S. Treasury Notes	4.25	9/30/2024	100,000	99,500
U.S. Treasury Notes	4.38	10/31/2024	75,000	74,848
United Parcel Service Inc., Sr. Unscd. Notes	3.05	11/15/2027	15,000	13,768

15

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 37.3% (continued)
United States - 36.6% (continued)
Verizon Communications Inc., Sr. Unscd. Notes	1.75	1/20/2031	15,000		11,139
Verizon Communications Inc., Sr. Unscd. Notes	2.65	11/20/2040	10,000		6,361
Verizon Communications Inc., Sr. Unscd. Notes	4.02	12/3/2029	20,000		18,044
Verizon Communications Inc., Sr. Unscd. Notes	4.33	9/21/2028	10,000		9,384
Visa Inc., Sr. Unscd. Notes	3.15	12/14/2025	15,000		14,306
WW Grainger Inc., Sr. Unscd. Notes	1.85	2/15/2025	10,000		9,318
Zoetis Inc., Sr. Unscd. Notes	3.90	8/20/2028	15,000		13,838
Federal Home Loan Mortgage Corp.:
1.50%, 2/1/2036			22,548	[a]	19,240
2.00%, 11/1/2036-3/1/2052			179,329	[a]	143,958
2.50%, 5/1/2035-12/1/2051			85,310	[a]	71,658
3.00%, 6/1/2035-6/1/2050			40,027	[a]	35,462
3.50%, 11/1/2047-7/1/2049			27,250	[a]	24,462
4.00%, 5/1/2049			4,658	[a]	4,309
5.00%, 10/1/2049			5,620	[a]	5,520
Federal National Mortgage Association:
1.50%			25,000	[a,b]	21,274
1.50%, 11/1/2050-6/1/2051			44,185	[a]	32,994
2.00%			125,000	[a,b]	102,918
2.00%, 9/1/2040-9/1/2051			147,640	[a]	117,542
2.50%			75,000	[a,b]	63,468
2.50%, 11/1/2031-1/1/2052			196,923	[a]	164,180
3.00%			100,000	[a,b]	85,023
3.00%, 6/1/2034-6/1/2050			76,438	[a]	66,678
3.50%, 9/1/2037-11/1/2049			68,378	[a]	61,568
3.50%			25,000	[a,b]	21,978
4.00%, 1/1/2048-8/1/2049			48,809	[a]	45,333
4.00%			25,000	[a,b]	22,730
4.50%, 8/1/2047-7/1/2048			20,333	[a]	19,432
4.50%			25,000	[a,b]	23,457
5.00%			25,000	[a,b]	24,114
5.50%, 9/1/2049			6,561	[a]	6,561
Government National Mortgage Association II:
2.00%			25,000	[b]	20,543
2.00%, 3/20/2051-1/20/2052			65,837		54,398
2.50%			50,000	[b]	42,383
2.50%, 7/20/2051-3/20/2052			45,820		38,948
3.00%, 11/20/2045-8/20/2050			46,793		41,375
3.00%			25,000	[b]	21,771

16

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 37.3% (continued)
United States - 36.6% (continued)
3.50%, 11/20/2046-6/20/2049			48,071		43,680
4.00%, 4/20/2049-10/20/2049			15,502		14,378
4.00%			25,000	[b]	23,043
4.50%, 2/20/2049-6/20/2049			7,140		6,852
5.00%, 6/20/2049			3,742		3,670
				5,024,325
Total Bonds and Notes (cost $5,905,855)			5,112,126
Description			Shares		Value ($)
Common Stocks - 62.4%
Australia - 2.0%
Australia & New Zealand Banking Group Ltd.			2,433		39,661
CSL Ltd.			242		43,369
Dexus			9,325		46,488
Insurance Australia Group Ltd.			19,111		59,736
National Australia Bank Ltd.			2,209		45,684
Westpac Banking Corp.			2,887		44,397
				279,335
Canada - .4%
The Toronto-Dominion Bank			800		51,200
China - 1.6%
3SBio Inc.			80,000	[c]	56,474
Meituan, Cl. B			2,915	[c,d]	46,370
Ping An Insurance Group Company of China Ltd., Cl. H			10,500		42,019
Tencent Holdings Ltd.			2,689		70,559
				215,422
Denmark - 1.3%
Chr. Hansen Holding A/S			1,219		67,610
Novo Nordisk A/S, Cl. B			225		24,452
Novozymes A/S, Cl. B			1,302		68,303
Orsted AS			181	[c]	14,914
				175,279
France - 2.1%
BNP Paribas SA			862		40,383
Bureau Veritas SA			640		15,843
Danone SA			789		39,227
Kering SA			33		15,105
Legrand SA			709		53,990
L'Oreal SA			112		35,164
LVMH SE			26		16,403

17

STATEMENT OF INVESTMENTS (continued)

Description	Shares	Value ($)
Common Stocks - 62.4% (continued)
France - 2.1% (continued)
Sanofi	797	68,818
		284,933
Germany - 1.0%
Allianz SE	85	15,303
Brenntag SE	657	39,884
Continental AG	292	15,144
Fresenius Medical Care AG & Co. KGaA	270	7,468
Infineon Technologies AG	1,837	44,725
SAP SE	188	18,151
		140,675
Hong Kong - .4%
AIA Group Ltd.	5,000	37,759
Link REIT	2,200	13,015
		50,774
Ireland - 2.9%
Accenture PLC, Cl. A	396	112,424
Aptiv PLC	532	[d] 48,449
Kerry Group PLC, Cl. A	333	28,941
Medtronic PLC	976	85,244
Trane Technologies PLC	815	130,098
		405,156
Israel - .2%
SolarEdge Technologies Inc.	97	[d] 22,313
Japan - 3.8%
Fast Retailing Co.	100	55,768
Honda Motor Co.	1,800	40,809
KDDI Corp.	1,500	44,293
M3 Inc.	1,200	35,841
Mitsubishi UFJ Financial Group Inc.	7,500	35,555
Nippon Telegraph & Telephone Corp.	600	16,516
Recruit Holdings Co.	1,000	30,692
Sony Group Corp.	500	33,856
Sugi Holdings Co.	400	16,048
Sumitomo Mitsui Financial Group Inc.	800	22,444
Suntory Beverage & Food Ltd.	1,500	50,220
Takeda Pharmaceutical Co.	1,700	45,037
Toyota Industries Corp.	700	36,035
Toyota Motor Corp.	3,900	54,096
		517,210
Netherlands - .7%
ASML Holding NV	125	58,927

18

Description	Shares	Value ($)
Common Stocks - 62.4% (continued)
Netherlands - .7% (continued)
Universal Music Group NV	746	14,618
Wolters Kluwer NV	210	22,320
		95,865
Norway - .8%
Mowi ASA	3,718	55,389
TOMRA Systems ASA	3,307	53,068
		108,457
Peru - .6%
Credicorp Ltd.	618	90,451
South Korea - .6%
Samsung SDI Co.	174	89,744
Spain - .5%
Banco Santander SA	10,009	25,893
Iberdrola SA	4,337	44,056
		69,949
Switzerland - 2.6%
Chubb Ltd.	250	53,723
Lonza Group AG	46	23,648
Nestle SA	1,040	113,195
Roche Holding AG	146	48,523
Zurich Insurance Group AG	266	113,417
		352,506
Taiwan - .4%
Taiwan Semiconductor Manufacturing Co.	5,000	60,171
United Kingdom - 4.1%
3i Group PLC	1,185	15,754
Ascential PLC	7,744	[d] 17,010
AstraZeneca PLC	322	37,777
Barclays PLC	16,658	28,361
Barratt Developments PLC	6,718	28,983
Bunzl PLC	1,025	33,365
Burberry Group PLC	1,574	32,762
Croda International PLC	525	40,664
Farfetch Ltd., Cl. A	1,396	[d] 11,838
Genus PLC	566	16,571
HSBC Holdings PLC	3,437	17,629
Informa PLC	7,506	47,825
Linde PLC	402	119,535
Prudential PLC	1,493	13,857
RELX PLC	690	18,547
Taylor Wimpey PLC	33,088	35,549

19

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 62.4% (continued)
United Kingdom - 4.1% (continued)
Travis Perkins PLC	4,682		44,179
		560,206
United States - 36.4%
Abbott Laboratories	711		70,346
Adobe Inc.	174	[d]	55,419
Albemarle Corp.	463		129,580
Alphabet Inc., Cl. C	1,598	[d]	151,267
Amazon.com Inc.	1,535	[d]	157,245
American Express Co.	319		47,356
American Tower Corp.	235	[e]	48,690
Amgen Inc.	233		62,992
Apple Inc.	2,608		399,911
Applied Materials Inc.	888		78,402
AT&T Inc.	2,891		52,703
Automatic Data Processing Inc.	253		61,150
Becton Dickinson & Co.	202		47,666
Biogen Inc.	199	[d]	56,405
BlackRock Inc.	42		27,128
Booking Holdings Inc.	26	[d]	48,607
Bristol-Myers Squibb Co.	902		69,878
Brixmor Property Group Inc.	3,089	[e]	65,827
Cigna Corp.	219		70,750
CME Group Inc.	105		18,197
CMS Energy Corp.	1,539		87,800
Colgate-Palmolive Co.	624		46,076
Costco Wholesale Corp.	254		127,381
Ecolab Inc.	620		97,383
Eli Lilly & Co.	309		111,886
Emerson Electric Co.	1,140		98,724
Eversource Energy	1,259		96,037
Fidelity National Information Services Inc.	569		47,221
Ingersoll Rand Inc.	2,142		108,171
Intel Corp.	1,410		40,086
Intuit Inc.	267		114,143
JPMorgan Chase & Co.	879		110,649
Laureate Education Inc.	3,928		49,650
Lowe's Cos.	310		60,435
Mastercard Inc., Cl. A	267		87,624
Merck & Co. Inc.	1,510		152,812
MetLife Inc.	1,546		113,183
Microsoft Corp.	1,441		334,499
Morgan Stanley	628		51,603

20

Description	Shares		Value ($)
Common Stocks - 62.4% (continued)
United States - 36.4% (continued)
NextEra Energy Inc.	1,421		110,128
NIKE Inc., Cl. B	503		46,618
Norfolk Southern Corp.	303		69,105
PayPal Holdings Inc.	535	[d]	44,715
PepsiCo Inc.	474		86,069
Prologis Inc.	287	[e]	31,785
S&P Global Inc.	56		17,990
Salesforce Inc.	601	[d]	97,717
Starbucks Corp.	660		57,149
Texas Instruments Inc.	698		112,120
The Cooper Companies	200		54,678
The Estee Lauder Companies, Cl. A	169		33,883
The PNC Financial Services Group Inc.	266		43,047
The Procter & Gamble Company	488		65,719
The TJX Companies	790		56,959
The Walt Disney Company	603	[d]	64,244
Thermo Fisher Scientific Inc.	86		44,201
Union Pacific Corp.	249		49,088
United Parcel Service Inc., Cl. B	312		52,344
Verizon Communications Inc.	2,702		100,974
Visa Inc., Cl. A	413		85,557
Warner Bros Discovery Inc.	699	[d]	9,087
		4,988,059
Total Common Stocks (cost $8,409,140)	8,557,705

21

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 4.0%
Registered Investment Companies - 4.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $551,509)	3.23	551,509	[f] 551,509
Total Investments (cost $14,866,504)		103.7%	14,221,340
Liabilities, Less Cash and Receivables		(3.7%)	(508,476)
Net Assets		100.0%	13,712,864

REIT—Real Estate Investment Trust

a The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

b Purchased on a forward commitment basis.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2022, these securities were valued at $117,758 or .86% of net assets.

d Non-income producing security.

e Investment in real estate investment trust within the United States.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

22

Portfolio Summary (Unaudited) †	Value (%)
U.S. Treasury Securities	17.8
U.S. Government Agencies Mortgage-Backed	10.9
Health Care	9.8
Banks	6.8
Information Technology	6.5
Chemicals	4.3
Technology Hardware & Equipment	4.3
Investment Companies	4.0
Internet Software & Services	3.4
Utilities	3.2
Insurance	3.1
Diversified Financials	2.9
Telecommunication Services	2.9
Semiconductors & Semiconductor Equipment	2.7
Industrial	2.0
Consumer Discretionary	1.9
Food Products	1.8
Retailing	1.8
Real Estate	1.7
Transportation	1.4
Automobiles & Components	1.4
Commercial & Professional Services	1.4
Consumer Staples	1.3
Media	1.3
Beverage Products	1.2
Electronic Components	1.1
Food & Staples Retailing	.9
Consumer Durables & Apparel	.8
Environmental Control	.4
U.S. Government Agencies Obligations	.2
Energy	.2
Advertising	.1
Agriculture	.1
Financials	.1
Building Materials	.0
103.7

† Based on net assets.

See notes to financial statements.

23

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Affiliated Issuers
Description	Value ($) 10/31/2021	Purchases ($)†	Sales ($)	Value ($) 10/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - 4.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 4.0%	1,019,711	3,651,998	(4,120,200)	551,509	8,649

† Includes reinvested dividends/distributions.

See notes to financial statements.

24

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2022

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	14,314,995	13,669,831
Affiliated issuers	551,509	551,509
Cash		30,000
Cash denominated in foreign currency	2,313	2,314
Receivable for investment securities sold		404,415
Dividends and interest receivable		47,229
Tax reclaim receivable—Note 1(b)		10,950
Due from BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		5,828
Prepaid expenses		2,169
		14,724,245
Liabilities ($):
Payable for investment securities purchased		880,846
Payable for shares of Common Stock redeemed		33,248
Directors’ fees and expenses payable		225
Other accrued expenses		97,062
		1,011,381
Net Assets ($)		13,712,864
Composition of Net Assets ($):
Paid-in capital		13,845,687
Total distributable earnings (loss)		(132,823)
Net Assets ($)		13,712,864

Net Asset Value Per Share	Class K	Service Shares
Net Assets ($)	12,692,371	1,020,493
Shares Outstanding	991,902	80,000
Net Asset Value Per Share ($)	12.80	12.76

See notes to financial statements.

25

STATEMENT OF OPERATIONS

Year Ended October 31, 2022

Investment Income ($):
Income:
Dividends (net of $18,863 foreign taxes withheld at source):
Unaffiliated issuers	180,679
Affiliated issuers	8,649
Interest (net of $124 foreign taxes withheld at source)	103,283
Total Income	292,611
Expenses:
Management fee—Note 3(a)	16,684
Professional fees	122,527
Custodian fees—Note 3(b)	18,315
Chief Compliance Officer fees—Note 3(b)	17,405
Pricing Fees	17,237
Prospectus and shareholders’ reports	8,508
Shareholder servicing costs—Note 3(b)	2,914
Directors’ fees and expenses—Note 3(c)	869
Registration fees	444
Loan commitment fees—Note 2	170
Miscellaneous	13,596
Total Expenses	218,669
Less—reduction in expenses due to undertaking—Note 3(a)	(192,890)
Less—reduction in fees due to earnings credits—Note 3(b)	(3)
Net Expenses	25,776
Net Investment Income	266,835
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	393,481
Net realized gain (loss) on forward foreign currency exchange contracts	(409)
Net Realized Gain (Loss)	393,072
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(3,777,348)
Net Realized and Unrealized Gain (Loss) on Investments	(3,384,276)
Net (Decrease) in Net Assets Resulting from Operations	(3,117,441)

See notes to financial statements.

26

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2022	2021
Operations ($):
Net investment income	266,835	212,502
Net realized gain (loss) on investments	393,072	774,173
Net change in unrealized appreciation (depreciation) on investments	(3,777,348)	1,865,611
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,117,441)	2,852,286
Distributions ($):
Distributions to shareholders:
Class K	(243,078)	(251,294)
Service Shares	(17,008)	(18,752)
Total Distributions	(260,086)	(270,046)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class K	701,666	392,850
Distributions reinvested:
Class K	8,127	1,190
Cost of shares redeemed:
Class K	(272,279)	(10,426)
Increase (Decrease) in Net Assets from Capital Stock Transactions	437,514	383,614
Total Increase (Decrease) in Net Assets	(2,940,013)	2,965,854
Net Assets ($):
Beginning of Period	16,652,877	13,687,023
End of Period	13,712,864	16,652,877
Capital Share Transactions (Shares):
Class K
Shares sold	49,507	25,567
Shares issued for distributions reinvested	520	82
Shares redeemed	(21,263)	(683)
Net Increase (Decrease) in Shares Outstanding	28,764	24,966

See notes to financial statements.

27

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class K Shares	2022	2021	2020	2019[a]	2018[b]
Per Share Data ($):
Net asset value, beginning of period	15.97	13.45	12.56	11.57	12.50
Investment Operations:
Net investment income[c]	.25	.21	.22	.26	.37
Net realized and unrealized gain (loss) on investments	(3.17)	2.58	.88	.97	(1.05)
Total from Investment Operations	(2.92)	2.79	1.10	1.23	(.68)
Distributions:
Dividends from net investment income	(.25)	(.27)	(.21)	(.24)	(.25)
Net asset value, end of period	12.80	15.97	13.45	12.56	11.57
Total Return (%)	(18.57)	20.91	8.88	11.03	(5.64)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.42	1.34	1.42	2.11	2.19[e]
Ratio of net expenses to average net assets	.15	.15	.15	.40	.71[e]
Ratio of net investment income to average net assets	1.78	1.38	1.70	2.16	3.10[e]
Portfolio Turnover Rate	96.40[f]	88.59[f]	87.52[f]	220.33	81.07[d]
Net Assets, end of period ($ x 1,000)	12,692	15,379	12,614	11,753	5,412

a Effective April 1, 2019, Class Y shares were redesignated as Class K Shares.

b From November 30, 2017 (commencement of operations) to October 31, 2018.

c Based on average shares outstanding.

d Not annualized.

e Annualized.

f The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2022, 2021 and 2020 were 58.39%, 57.21% and 52.86%, respectively.

See notes to financial statements.

28

	Year Ended October 31,
Service Shares	2022	2021	2020	2019[a]	2018[b]
Per Share Data ($):
Net asset value, beginning of period	15.92	13.41	12.53	11.56	12.50
Investment Operations:
Net investment income[c]	.22	.17	.19	.23	.32
Net realized and unrealized gain (loss) on investments	(3.17)	2.57	.88	.97	(1.03)
Total from Investment Operations	(2.95)	2.74	1.07	1.20	(.71)
Distributions:
Dividends from net investment income	(.21)	(.23)	(.19)	(.23)	(.23)
Net asset value, end of period	12.76	15.92	13.41	12.53	11.56
Total Return (%)	(18.76)	20.63	8.50	10.73	(5.79)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.67	1.59	1.67	2.34	2.56[e]
Ratio of net expenses to average net assets	.40	.40	.40	.62	.96[e]
Ratio of net investment income to average net assets	1.53	1.14	1.45	1.95	2.78[e]
Portfolio Turnover Rate	96.40[f]	88.59[f]	87.52[f]	220.33	81.07[d]
Net Assets, end of period ($ x 1,000)	1,020	1,274	1,073	1,003	925

a Effective April 1, 2019, Class A shares were redesignated as Service Shares.

b From November 30, 2017 (commencement of operations) to October 31, 2018.

c Based on average shares outstanding.

d Not annualized.

e Annualized.

f The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2022, 2021 and 2020 were 58.39%, 57.21% and 52.86%, respectively.

See notes to financial statements.

29

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Sustainable Balanced Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Each of Newton Investment Management Limited (“NIM”) and Mellon Investments Corporation (“Mellon”), each a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serve as the fund’s sub-advisers (the “Sub-Advisers”).

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 400 million shares of $.001 par value Common Stock. The fund currently has authorized two classes of shares: Class K and Service. Class K shares (300 million shares authorized) and Service shares (100 million shares authorized). Class K shares are generally only offered to state-sponsored retirement plans. Service Class shares are generally offered only to holders of Class K who terminate their relationship with state-sponsored retirement plans. Each class of shares has identical rights and privileges, except with respect to the Shareholder Services Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2022, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held 935,314 of Class K shares and all of the outstanding Service shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative

30

U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

31

NOTES TO FINANCIAL STATEMENTS (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository

32

Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of October 31, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	-	1,150,948		-	1,150,948
Equity Securities - Common Stocks	5,713,334	2,844,371	††	-	8,557,705
Investment Companies	551,509	-		-	551,509
U.S. Government Agencies Mortgage-Backed	-	1,494,900		-	1,494,900

33

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)(continued)
Investments in Securities:†(continued)
U.S. Government Agencies Obligations	-	24,350	-	24,350
U.S. Treasury Securities	-	2,441,928	-	2,441,928

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of October 31, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and

34

amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risk associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the

35

NOTES TO FINANCIAL STATEMENTS (continued)

fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2022, the fund did not incur any interest or penalties.

Each tax year in the four year period ended October 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2022, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $235,905, undistributed capital gains $333,810 and unrealized depreciation $702,538.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2022 and October 31, 2021 were as follows: ordinary income $260,086 and $270,046, respectively.

(h) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022 (“FASB Effective Date”). Management had evaluated the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the Reference Rate Reform. Management will be adopting ASU 2020-04 and ASU 2021-01 on FASB

36

Effective Date or if amended ASU 2020-04 new extended FASB Effective Date, if any. Management will continue to work with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines. As of October 31, 2022, management believes these accounting standards have no impact on the fund and does not have any concerns of adopting the regulations by FASB Effective Date.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2022, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .11% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from November 1, 2021 through March 1, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of neither class (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .15% of the value of the fund’s average daily net assets. On or after March 1, 2023, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $192,890 during the period ended October 31, 2022.

Pursuant to sub-investment advisory agreements between the Adviser and the respective Sub-Advisers, NIM and Mellon each serve as the fund’s sub-

37

NOTES TO FINANCIAL STATEMENTS (continued)

adviser responsible for the day-to-day management of a portion of the fund’s portfolio. The Adviser pays each of NIM and Mellon a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-advisory fee paid by the Adviser to any unaffiliated sub-adviser in the aggregate with other unaffiliated sub-advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-advisory fee payable by the Adviser separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the Board.

(b) Under the Shareholder Services Plan, Service shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. Pursuant to the Plan, the Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2022, the fund was charged $2,845 pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are

38

maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2022, the fund was charged $64 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $3.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2022, the fund was charged $18,315 pursuant to the custody agreement.

During the period ended October 31, 2022, the fund was charged $17,405 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due from BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $1,269 Shareholder Services Plan fees of $212, Custodian fees of $7,727, Chief Compliance Officer fees of $5,078 and Transfer Agent fees of $10, which are offset against an expense reimbursement currently in effect in the amount of $20,124.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward foreign currency exchange contracts (“forward contracts”), during the period ended October 31, 2022, amounted to $15,073,064 and $14,335,636, respectively, of which $5,644,522 in purchases and $5,652,866 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and

39

NOTES TO FINANCIAL STATEMENTS (continued)

date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions. The fund executes mortgage dollar rolls entirely in the To-Be-Announced (“TBA”) market.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination. The SEC recently adopted Rule 18f-4 under the Act, which, effective August 18, 2022, regulates the use of derivatives transactions for certain funds registered under the Act. The fund is deemed a “limited” derivatives user under the rule and is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of fund’s net assets, and is subject to certain reporting requirements.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2022 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of

40

changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. As of October 31, 2022 there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2022:

Average Market Value ($)
Forward contracts	20,476

At October 31, 2022, the cost of investments for federal income tax purposes was $14,922,335; accordingly, accumulated net unrealized depreciation on investments was $700,995, consisting of $1,236,726 gross unrealized appreciation and $1,937,721 gross unrealized depreciation.

NOTE 5—Plan of Liquidation:

The Board has approved the liquidation of fund, a series of the Company, effective on November 15, 2022 (the “Liquidation Date). Before the Liquidation Date, and at the discretion of fund management, the fund’s portfolio securities were sold, and the fund may had ceased to pursue its investment objective and policies. The liquidation of the fund may result in one or more taxable events for shareholders subject to federal income tax.

Accordingly, on August 31, 2022 (the “Closing Date”), the fund was closed to any investments for new accounts, except those new accounts may be established by participants in retirement savings plan programs, 529 plans and ABLE Plans sponsored and/or administered by government or government-related entities, provided the fund is established as an investment option under the plans or programs before the Closing Date.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Sustainable Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Sustainable Balanced Fund (the “Fund”) (one of the funds constituting BNY Mellon Advantage Funds, Inc.), including the statement of investments, as of October 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from November 30, 2017 (commencement of operations) through October 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Advantage Funds, Inc.) at October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from November 30, 2017 (commencement of operations) through October 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 27, 2022

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IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 27.57% of the ordinary dividends paid during the fiscal year ended October 31, 2022 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $151,379 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2023 of the percentage applicable to the preparation of their 2022 income tax returns.

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LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (79)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 94

———————

Peggy C. Davis (79)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 33

———————

Gina D. France (64)

Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004-2016)

No. of Portfolios for which Board Member Serves: 23

———————

Joan Gulley (75)

Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 40

———————

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BOARD MEMBERS INFORMATION (Unaudited) (continued)

Robin A. Melvin (59)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois, Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 72

———————

Michael D. DiLecce (60)

Advisory Board Member (2022)

Principal Occupation During Past 5 Years:

• Retired since July 2022. Global Asset Management Assurance Leader, Ernst & Young LLP (2015-2022)

• Americas Regional Talent Managing Partner for Ernst & Young’s Financial Service Practice (2017-2021)

• Partner, Ernst & Young LLP (1997-2022)

No. of Portfolios for which Board Member Serves: 23

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

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OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 55 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 44 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 47 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

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OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 55 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Vice President and Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President and Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 46 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 55 investment companies (comprised of 115 portfolios) managed by the Adviser. He is 65 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 48 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 54 years old and has been an employee of the Distributor since 1997.

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49

For More Information

BNY Mellon Sustainable Balanced Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Advisers

Newton Investment Management Limited

160 Queen Victoria Street

London, EC4V, 4LA, UK

Mellon Investment Corporation

BNY Mellon Center

One Boston Place

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class K: DRAKX Service: DRASX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 4120AR1022

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Gina France, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Ms. France is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $200,486 in 2021 and $204,495 in 2022.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $62,212 in 2021 and $57,466 in 2022. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2021 and $0 in 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $19,008 in 2021 and $17,631 in 2022. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $10,960 in 2021 and $28,369 in 2022.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $857 in 2021 and $405 in 2022. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2021 and $0 in 2022.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,476,929 in 2021 and $2,189,735 in 2022.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Advantage Funds, Inc.

By: /s/ David J. DiPetrillo

       David J. DiPetrillo

       President (Principal Executive Officer)

Date: December 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

      David J. DiPetrillo

      President (Principal Executive Officer)

Date: December 21, 2022

By: /s/ James Windels

      James Windels

      Treasurer (Principal Financial Officer)

Date: December 21, 2022

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)